_______________________________________________________________ LOAN AGREEMENT Dated as of December 24, 2019 Between SRT SF RETAIL I, LLC and SRT LA RETAIL, LLC, individually and collectively, as Borrower And PFP HOLDING COMPANY VI, LLC, as Lender _________________________________________________________________ 71215191

TABLE OF CONTENTS

				Page
1.	DEFINITIONS; PRINCIPLES OF CONSTRUCTION			1
	1.1	Specific Definitions		1
	1.2	Index of Other Definitions		17
	1.3	Principles of Construction		17
2.	GENERAL LOAN TERMS			18
	2.1	The Loan		18
	2.2	Interest; Monthly Payments		18
		2.2.1	Generally	18
		2.2.2	Default Rate	18
		2.2.3	Taxes	18
		2.2.4	Breakage Indemnity	19
		2.2.5	Requirements of Law	19
		2.2.6	Unavailability or Illegality of LIBOR	20
	2.3	Loan Repayment		21
		2.3.1	Repayment	21
		2.3.2	Mandatory Prepayments	21
		2.3.3	Optional Prepayments	21
	2.4	Release of Property		22
	2.5	Payments and Computations		23
		2.5.1	Making of Payments	23
		2.5.2	Computations	23
		2.5.3	Late Payment Charge	23
		2.5.4	Certain Payments	23
	2.6	Interest Rate Protection Agreements		23
		2.6.1	Interest Rate Protection Agreement	23
		2.6.2	Execution of Documents	25
		2.6.3	No Obligation of Lender	25
		2.6.4	Receipts from Interest Rate Protection Agreements	25
		2.6.5	Downgrade of Counterparty	25
		2.6.6	Non-Availability of LIBOR; Substitute IRPA	26
	2.7	Fees		27
		2.7.1	Structuring Fee	27
		2.7.2	Exit Fee	27
	2.8	Extension Option		27
	2.9	Intentionally Omitted		28
3.	CASH MANAGEMENT AND RESERVES			28
	3.1	Cash Management Arrangements		28
	3.2	Required Repairs		29
		3.2.1	Completion of Required Repairs	29
		3.2.2	Required Repairs Reserves	29
	3.3	Real Estate Taxes		29

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3.4 Insurance Premiums .............................................................................................. 30 3.5 Capital Expense Reserves ..................................................................................... 30 3.6 Rollover/Leasing Reserves ................................................................................... 31 3.7 Casualty/Condemnation Subaccount .................................................................... 32 3.8 Security Deposits .................................................................................................. 32 3.9 Intentionally Omitted ............................................................................................ 33 3.10 Grant of Security Interest; Application of Funds .................................................. 33 3.11 Intentionally Omitted ............................................................................................ 33 4. REPRESENTATIONS AND WARRANTIES ............................................................. 33 4.1 Title ....................................................................................................................... 33 4.2 Physical Condition ................................................................................................ 34 4.3 Survey/Boundaries ................................................................................................ 34 4.4 Separate Lots ......................................................................................................... 34 4.5 Easements; Utilities and Public Access ................................................................ 34 4.6 Assessments .......................................................................................................... 34 4.7 Purchase Options .................................................................................................. 35 4.8 Condemnation ....................................................................................................... 35 4.9 Compliance ........................................................................................................... 35 4.10 Valid and First Lien .............................................................................................. 35 4.11 Filing, Recording and Other Taxes ....................................................................... 36 4.12 Tax Filings ............................................................................................................ 36 4.13 Proceedings; Enforceability .................................................................................. 36 4.14 No Conflicts .......................................................................................................... 36 4.15 Organization; Special Purpose .............................................................................. 37 4.16 Other Debt ............................................................................................................. 37 4.17 Ownership of Borrower ........................................................................................ 37 4.18 Name; Principal Place of Business ....................................................................... 37 4.19 No Bankruptcy Filing ........................................................................................... 38 4.20 Fraudulent Transfer ............................................................................................... 38 4.21 ERISA; No Plan Assets ........................................................................................ 38 4.22 Litigation ............................................................................................................... 38 4.23 Agreements ........................................................................................................... 39 4.24 Full and Accurate Disclosure ................................................................................ 39 4.25 Leases .................................................................................................................... 39 4.26 Contracts; Major Contracts ................................................................................... 40 4.27 Management Agreement ....................................................................................... 40 4.28 Operations Agreements ......................................................................................... 41 4.29 Hazardous Substances ........................................................................................... 41 4.30 Embargoed Person ................................................................................................ 41 4.31 Anti-Money Laundering ....................................................................................... 42 4.32 Federal Reserve Regulations; Investment Company Act; Bank Holding Company ............................................................................................................................... 42 5. COVENANTS ................................................................................................................. 42 5.1 Warranty of Title................................................................................................... 42 5.2 Existence ............................................................................................................... 42 71215191

	5.3	Dissolution	42
	5.4	Change of Name, Identity or Structure	43
	5.5	Principal Place of Business	43
	5.6	Special Purpose Bankruptcy Remote Entity	43
	5.7	Intentionally Omitted	43
	5.8	Change in Business or Operation of Property	43
	5.9	Indebtedness	43
	5.10	Liens	44
	5.11	Prohibited Transfers	44
	5.12	Taxes and Other Charges	44
	5.13	No Joint Assessment	44
	5.14	Repairs; Maintenance and Compliance; Alterations	45
		5.14.1 Repairs; Maintenance and Compliance	45
		5.14.2 Alterations	45
	5.15	Access to Property	46
	5.16	Environmental Matters	46
		5.16.1 Hazardous Substances	46
		5.16.2 Environmental Monitoring	46
		5.16.3 O & M Program	48
	5.17	Leases	48
		5.17.1 Material Leases	48
		5.17.2 Minor Leases	49
		5.17.3 Additional Covenants with Respect to Leases	49
	5.18	Property Management	49
		5.18.1 Management Agreement	49
		5.18.2 Termination of Manager	50
	5.19	Approval of Major Contracts	50
	5.20	Zoning	51
	5.21	Licenses	51
	5.22	Compliance with Restrictive Covenants, Etc.	51
	5.23	Performance of Other Agreements	51
	5.24	ERISA	51
	5.25	Expenses	52
	5.26	Indemnity	52
	5.27	Cooperate in Legal Proceedings	54
	5.28	Further Assurances	54
	5.29	Patriot Act; Embargoed Person	54
	5.30	Anti-Money Laundering	56
	5.31	Condominium Regime	56
6.	NOTICES AND REPORTING		58
	6.1	Notices	58
	6.2	Borrower Notices and Deliveries	59
	6.3	Financial Reporting	59
		6.3.1 Bookkeeping	59
		6.3.2 Annual Reports	59
		6.3.3 Monthly/Quarterly Reports	59

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6.3.4 Other Reports ............................................................................................ 60 6.3.5 Annual Budget........................................................................................... 60 6.3.6 Breach........................................................................................................ 61 6.3.7 Intentionally Omitted ................................................................................ 61 6.4 Estoppel Statements .............................................................................................. 61 7. INSURANCE; CASUALTY; AND CONDEMNATION ............................................ 62 7.1 Insurance ............................................................................................................... 62 7.1.1 Coverage.................................................................................................... 62 7.1.2 Policies ...................................................................................................... 64 7.1.3 Blanket Coverage ...................................................................................... 65 7.1.4 No Separate Insurance ............................................................................... 65 7.1.5 Transfers .................................................................................................... 65 7.2 Casualty................................................................................................................. 66 7.2.1 Notice; Restoration .................................................................................... 66 7.2.2 Settlement of Proceeds .............................................................................. 66 7.3 Condemnation ....................................................................................................... 67 7.3.1 Notice; Restoration .................................................................................... 67 7.3.2 Collection of Award .................................................................................. 67 7.4 Application of Proceeds or Award ........................................................................ 67 7.4.1 Application to Restoration ........................................................................ 67 7.4.2 Application to Debt ................................................................................... 68 7.4.3 Procedure for Application to Restoration.................................................. 69 8. DEFAULTS ..................................................................................................................... 69 8.1 Events of Default .................................................................................................. 69 8.2 Remedies ............................................................................................................... 71 8.2.1 Acceleration .............................................................................................. 71 8.2.2 Remedies Cumulative ............................................................................... 71 8.2.3 Severance/Partial Foreclosure ................................................................... 72 8.2.4 Delay ......................................................................................................... 72 8.2.5 Lender’s Right to Perform......................................................................... 72 9. SPECIAL PROVISIONS ............................................................................................... 73 9.1 Sale of Note; Secondary Market Transaction; Syndication .................................. 73 9.1.1 Cooperation ............................................................................................... 73 9.1.2 Use of Information .................................................................................... 74 9.1.3 Borrower Obligations Regarding Disclosure Documents ......................... 74 9.1.4 Restructuring of Loan................................................................................ 75 10. MISCELLANEOUS ....................................................................................................... 76 10.1 Exculpation ........................................................................................................... 76 10.2 Brokers and Financial Advisors ............................................................................ 79 10.3 Retention of Servicer ............................................................................................ 79 10.4 Survival ................................................................................................................. 80 10.5 Lender’s Discretion ............................................................................................... 80 10.6 Governing Law ..................................................................................................... 80 71215191

10.7 Trial by Jury .......................................................................................................... 82 10.8 Modification, Waiver in Writing .......................................................................... 82 10.9 Headings/Schedules .............................................................................................. 82 10.10 Severability ........................................................................................................... 82 10.11 Prior Agreements .................................................................................................. 82 10.12 Preferences ............................................................................................................ 83 10.13 Certain Waivers .................................................................................................... 83 10.14 Remedies of Borrower .......................................................................................... 83 10.15 Offsets, Counterclaims and Defenses ................................................................... 83 10.16 Publicity ................................................................................................................ 84 10.17 No Usury ............................................................................................................... 84 10.18 Conflict; Construction of Documents; Reliance ................................................... 84 10.19 No Joint Venture or Partnership; No Third Party Beneficiaries ........................... 85 10.20 Yield Maintenance Premium ................................................................................ 85 10.21 Assignment ........................................................................................................... 86 10.22 Intentionally Omitted ............................................................................................ 86 10.23 Certain Additional Rights of Lender (VCOC) ...................................................... 86 10.24 Set-Off................................................................................................................... 86 10.25 Counterparts .......................................................................................................... 87 10.26 Borrower ............................................................................................................... 87 10.27 Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets ........... 87 LIST OF SCHEDULES Schedule 1 - Index of Other Definitions Schedule 2 - Required Repairs Schedule 3 - Exceptions to Representations and Warranties Schedule 4 - Rent Roll Schedule 5 - Organization of Borrower Schedule 6 - Definition of Special Purpose Bankruptcy Remote Entity Schedule 7 - Calculation of UNCF Schedule 8 - Officer’s Certificate Schedule 9 - Form of Notice to Tenants Schedule 10 - Allocated Loan Amounts 71215191

LOAN AGREEMENT LOAN AGREEMENT dated as of December 24, 2019 (as the same may be modified, supplemented, amended or otherwise changed, this “Agreement”) between SRT SF RETAIL I, LLC, a Delaware limited liability company “SRT SF RETAIL”) and SRT LA RETAIL, LLC, a Delaware limited liability company (“SRT LA RETAIL”) (SRT SF RETAIL and SRT LA RETAIL are individually, collectively, jointly and severally and together with each of their permitted successors and assigns, “Borrower”), and PFP HOLDING COMPANY VI, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”). 1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION 1.1 Specific Definitions. The following terms have the meanings set forth below: 8 Octavia Property: the commercial condominium units 102, 307 and 308, and the Improvements therein owned by SRT SF Retail Borrower and encumbered by the SRT SF Retail Security Instrument, together with all rights pertaining to such real property and Improvements, and all other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT SF Retail Security Instrument. The 8 Octavia Property is commonly known as, 8 Octavia Street, Units 102, 307 and 308, San Francisco, California. 388 Fulton Street Property: the commercial areas 1 and 2 and Improvements therein owned by SRT SF Retail Borrower and encumbered by the SRT SF Retail Security Instrument, together with all rights pertaining to such real property and Improvements, and all other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT SF Retail Security Instrument. The 388 Fulton Street Property is commonly known as 388 Fulton Street, Units R-1 and R-2, San Francisco, California. 400 Grove Property: the commercial condominium unit C-1 and Improvements therein owned by SRT SF Retail Borrower and encumbered by the SRT SF Retail Security Instrument, together with all rights pertaining to such real property and Improvements, and all other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT SF Retail Security Instrument. The 400 Grove Property is commonly known as 400 Grove Street, #C-1, San Francisco, California. 450 Hayes Property: the commercial condominium units C-1 and C-2 and Improvements therein owned by SRT SF Retail Borrower and encumbered by the SRT SF Retail Security Instrument, together with all rights pertaining to such Units and Improvements, and all other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT SF Retail Security Instrument. The 450 Hayes Property is commonly known as, 450 Hayes Street, Units C-1 and C-2, San Francisco, California. Advisor: SRT Advisor, LLC, a Delaware limited liability company. Affiliate: as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person. 1 71215191

Allocated Loan Amount: with respect to each Individual Property, the amount listed for such Individual Property on Schedule 10 hereto. Allocated Prepayment Amount: the greater of (i) one hundred fifteen percent (115%) of the Allocated Loan Amount of the applicable Individual Property, and (ii) eighty-five percent (85%) of the Net Sale Proceeds from a Bona Fide Third Party Sale of the applicable Individual Property. Approved Capital Expenses: Capital Expenses incurred by Borrower, provided that such Capital Expenses shall either be (i) included in the Approved Capital Budget for the then current calendar month or (ii) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed. Approved Leasing Expenses: actual out-of-pocket expenses incurred by Borrower and payable to third parties that are not Affiliates of Borrower or Guarantor in leasing space at the Property pursuant to Leases entered into in accordance with the Loan Documents, including brokerage commissions and tenant improvement costs and allowances, which expenses are (i) specifically approved by Lender in connection with approving the applicable Lease, or (ii) incurred in the ordinary course of business and on market terms and conditions in connection with Leases which do not require Lender’s approval under the Loan Documents, or (iii) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed. Approved Leasing Expenses shall be substantiated by executed Lease documents and brokerage agreements. Bankruptcy Code: Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights. Bona Fide Third Party Sale: the sale of any Individual Property to a third-party purchaser that is not an Affiliate of Borrower or Guarantor. Business Day: any day other than a Saturday, Sunday or any day on which commercial banks in New York, New York or San Francisco, California are authorized or required to close. Capital Expenses: expenses that are capital in nature or required under GAAP to be capitalized. Code: the Internal Revenue Code of 1986, as amended and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form. Commonly Controlled Entity: an entity, whether or not incorporated, that is under common control with Borrower within the meaning of Section 4001(a)(14) of ERISA or is part of a group that includes Borrower and that is treated as a single employer under Section 414(b) or (c) of the Code. 2 71215191

Control: with respect to any Person, either (i) ownership directly or indirectly of forty-nine percent (49%) or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise, and the terms Controlled, Controlling and common Control shall have correlative meanings. Debt: the unpaid Principal, all interest accrued and unpaid thereon, all Exit Fees, any Yield Maintenance Premium and all other sums due to Lender in respect of the Loan or under any Loan Document. Debt Service: with respect to any particular period, the scheduled principal and interest payments due under the Note in such period. Debt Yield: as of any date, the ratio (expressed as a percentage) calculated by Lender of (i) the UNCF to (ii) the unpaid Principal as of such date. Declaration: individually and collectively, as the same may be amended: (i) Declaration of Reciprocal Easements, Covenants and Restrictions of Fulton Masonic, executed by Fulton Masonic LLC, a California limited liability company (“Declarant”), dated August 27, 2002 and recorded on September 3, 2002 in the Office of the Assessor – Recorder of San Francisco County, California (the “Official Records”) as Instrument No. 2002-H233568, in Book I214, Page 694 (the “Master Declaration”) and that certain Declaration of Restrictions and Easements and Common Area Maintenance Agreement for Commercial Parcel, executed by American Stores Properties, Inc., a Delaware corporation (“Original Declarant”), recorded on November 18, 2005 in the Official Records as Instrument No. 2005-I075898-00 (the “Initial Commercial Declaration”), and amended by that certain Amendment No. 1 to Declaration of Restrictions and Easements and Common Area Maintenance Agreement for Commercial Parcel executed by Declarant, recorded on April 7, 2006 in the Official Records as Instrument Number 2006-I156703-00 (collectively, the “Commercial Declaration” and together with the Master Declaration, the “Fulton Shops Declaration”); (ii) Declaration of Restrictions and Condominium Plan for 8 Octavia Boulevard San Francisco, California a Condominium Project recorded July 25, 2014 in the Official Records as Instrument No. 2014-J914505 (the “8 Octavia Declaration”); (iii) Declaration of Restrictions and Condominium Plan for 400 Grove Street San Francisco, California a Condominium Project recorded March 18, 2015 in the Official Records as Instrument No. 2015-K034558 (the “400 Grove Declaration”); (iv) Declaration of Restrictions and Condominium Plan for 450 Hayes Street San Francisco, California a Condominium Project December 29, 2015 in the Official Records as Instrument No. 2015- K182065 (the “450 Hayes Declaration”); and (v) Declaration of Covenants, Conditions, and Restrictions of 388 Fulton recorded June 06, 2016 in the Official Records as Instrument No. 2016-K270224-00 (the “388 Fulton Declaration”). Default: the occurrence of any breach of any representation, warranty or covenant under any Loan Document which, with the giving of notice or passage of time, or both, would be an Event of Default. 3 71215191

Default Rate: a rate per annum equal to the lesser of (i) the maximum rate permitted by applicable law or (ii) five percent (5%) above the Interest Rate, compounded monthly. Deposit Bank: Wells Fargo Bank, National Association, or such other bank or depository selected by Lender in its discretion. Early Sale Date: with respect any payment of Principal in connection with a Bona Fide Third Party Sale, January 9, 2021; provided that if Lender elects to change the Payment Date, as provided in the definition of “Payment Date”, for all purposes of this Agreement, the Early Sale Date shall be and become the same day of the month and the year set forth above as the day in the month to which Lender elects to change the Payment Date. Eligible Account: either (i) an account maintained with a depository institution or trust company, the short term unsecured debt obligations or commercial paper of which are rated at least A 1 (or equivalent) by each Rating Agency in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least A+ (or equivalent) by each Rating Agency) or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and is subject to federal and state authority, provided, however, for purposes of the Cash Management Agreement, the definition of Eligible Account shall have the meaning set forth in the Cash Management Agreement. Eligible Institution: a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least "A-2" by S&P, "P-2" by Moody’s, and "F-2+" by Fitch in the case of accounts in which funds are held for thirty (30) days or less or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “A” by Fitch and S&P and “A2” by Moody’s, provided, however, that for purposes of the Deposit Bank, the definition of Eligible Institution shall have the meaning set forth in the Cash Management Agreement. Environmental Report: individually and/or collectively, as the context may require, that certain (i) Phase I Environmental Site Assessment (Fulton Shops), prepared by EMG Engineering and dated as of December 6, 2019, (ii) Phase I Environmental Site Assessment (8 Octavia), prepared by EMG Engineering and dated as of December 6, 2019, (iii) Phase I Environmental Site Assessment (400 Grove), prepared by EMG Engineering and dated as of December 6, 2019, (iv) Phase I Environmental Site Assessment (450 Hayes), prepared by EMG Engineering and dated as of December 6, 2019, (v) Phase I Environmental Site Assessment (388 Fulton), prepared by EMG Engineering and dated as of December 6, 2019, (vi) Phase I Environmental Site Assessment (Silver Lake Collection), prepared by EMG Engineering and dated as of December 6, 2019, (vii) Phase I Environmental Site Assessment (Fulton Shops), prepared by Millennium Consulting Associates and dated as of March 21, 2016, (viii) Phase I Environmental Site Assessment (8 Octavia – Unit 102), prepared by Millennium 4 71215191

Consulting Associates and dated as of May 20, 2016, (ix) Phase I Environmental Site Assessment (8 Octavia – Unit 307), prepared by Millennium Consulting Associates and dated as of May 20, 2016, (x) Phase I Environmental Site Assessment (8 Octavia – Unit 308), prepared by Millennium Consulting Associates and dated as of May 20, 2016, (xi) Phase I Environmental Site Assessment (400 Grove), prepared by Millennium Consulting Associates and dated as of May 20, 2016, (xii) Phase I Environmental Site Assessment (450 Hayes – Restaurant Site), prepared by Millennium Consulting Associates and dated as of May 20, 2016, (xiii) Phase I Environmental Site Assessment (450 Hayes – Retail Boutique), prepared by Millennium Consulting Associates and dated as of May 20, 2016, (xiv) Phase I Environmental Site Assessment (388 Fulton), prepared by Millennium Consulting Associates and dated as of October 3, 2016 and (xv) Phase I Environmental Site Assessment (Silver Lake Commercial Property) prepared by Millennium Consulting Associates and dated as of November 22, 2016. ERISA: the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. ERISA Affiliate: all members of a controlled group of corporations and all trades and business (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under any or all of Section 414(b), (c), (m) or (o) of the Code. Excluded Taxes: any of the following Taxes imposed on or with respect to Lender or required to be withheld or deducted from a payment to Lender, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, imposed as a result of (a) Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) a present or former connection between Lender and the jurisdiction imposing such Tax (other than connections arising from Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Loan or any Loan Document), (ii) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loan pursuant to a law in effect on the date on which Lender acquires such interest in the Loan, except to the extent that, pursuant to Section 2.2.4 hereof, amounts with respect to such Taxes were payable to such Lender’s assignor immediately before such Lender became a party hereto, (iii) Taxes attributable to Lender’s failure to comply with Section 2.2.4(b) hereof and (iv) any U.S. federal withholding Taxes imposed under FATCA. Exit Fee: (i) with respect to any partial repayment or prepayment of Principal, an amount equal to one quarter of one percent (0.25%) of the amount of Principal being repaid or prepaid, and (ii) upon any acceleration or final repayment of the Loan, an amount equal to $45,000, minus the total amount of Exit Fees theretofore paid by Borrower under this Agreement (if any). FATCA: Sections 1471 through 1474 of the Code, as of the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous 5 71215191 to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. Fulton Shops Property: the condominium units and Improvements therein owned by SRT SF Retail Borrower and encumbered by the SRT SF Retail Security Instrument, together with all rights pertaining to such real property and Improvements, and all other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT SF Retail Security Instrument. The Fulton Shops Property is commonly known as 1720, 1730, 1770, 1780 and 1790 Fulton Street, San Francisco, California. Fulton Shops Property Zoning Report: that certain preliminary zoning report issued by Zoning-Info. for the benefit of the Lender dated December 23, 2019. GAAP: generally accepted accounting principles in the United States of America as of the date of the applicable financial report. Governmental Authority: any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) now or hereafter in existence. Guarantor: Strategic Realty Trust, Inc. a Maryland corporation, or any other Person that now or hereafter guarantees any of Borrower’s obligations hereunder or any other Loan Document. Indemnified Taxes: (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (ii) to the extent not otherwise described in clause (i), Other Taxes. Individual Property: individually, each of (i) the 8 Octavia Property; (ii) 388 Fulton Street Property; (iii) 400 Grove Property; (iv) 450 Hayes Property; (v) Fulton Shops Property; and (vi) Silver Lake Collection Property. Interest Period: (i) the period from the date hereof through the first day thereafter that is the eighth (8th) day of a calendar month, and (ii) each period thereafter from the ninth (9th) day of each calendar month through the eighth (8th) day of the following calendar month. Notwithstanding the foregoing, in the event Lender shall have elected to change the date on which scheduled payments under the Loan are due, as described in the definition of “Payment Date”, from and after the effective date of such election, each Interest Period shall commence on the day of each month in which occurs such changed Payment Date and end on the day immediately preceding the following Payment Date, as so changed. Interest Rate: the LIBOR Rate or, during the continuance of a Substitute Rate Period, the Substitute Rate, in each case, subject to Section 2.2.6 hereof (or, in either such case, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate). Lease or Leases: as applicable, all leases and other agreements or arrangements entered into (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use, enjoy or occupy all or any portion 6 71215191 of any space at the Property or the Improvements, including any guarantees, extensions, renewals, modifications or amendments thereof. Lease Termination Payments: (i) all fees, penalties, commissions or other payments made to Borrower in connection with or relating to the rejection, buy-out, termination, surrender or cancellation of any Lease (including in connection with any bankruptcy proceeding), (ii) any security deposits or proceeds of letters of credit held by Borrower in lieu of cash security deposits, which Borrower is permitted to retain pursuant to the applicable provisions of any Lease and (iii) any payments made to Borrower relating to unamortized tenant improvements and leasing commissions under any Lease. Legal Requirements: statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including those regarding fire, health, handicapped access, sanitation, ecological, historic, zoning, environmental protection, wetlands and building laws and the Americans with Disabilities Act of 1990, Pub. L. No. 89-670, 104 Stat. 327 (1990), as amended, and all regulations promulgated pursuant thereto) affecting Borrower, any Loan Document or all or part of the Property or the construction, ownership, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto. LIBOR: with respect to any Interest Period, the rate per annum which is equal to the rate for deposits in U.S. Dollars (“U.S. Dollars”), for a period equal to one month, which appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the related Determination Date. If such interest rate shall cease to be available from Reuters, LIBOR shall be determined from such financial reporting service as Lender shall determine (in Lender’s reasonable discretion) and use with respect to its other loan facilities on which interest is determined based on LIBOR. If two or more such rates appear on Reuters Screen LIBOR01 Page or associated pages, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates, absent manifest error. For purposes hereof, (i) “Determination Date” shall mean, with respect to any Interest Period, the date which is two Eurodollar Business Days prior to the fifteenth (15th) day of the first calendar month occurring during such Interest Period; and (ii) “Eurodollar Business Day” shall mean a day on which commercial banks are open for general business (including dealings in U.S. Dollar deposits) in London, England. In no event shall LIBOR be less than zero. LIBOR Rate: the sum of the Spread plus the greater of (i) LIBOR and (ii) 1.50% (the “Floor”). Lien: any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, easement, restrictive covenant, preference, assignment, security interest or any other encumbrance, charge or transfer of, or any agreement to enter into or create any of the foregoing, on or affecting all or any part of the Property or any interest therein, or any direct or indirect interest in Borrower or Sole Member, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances. 7 71215191

Limited Partnership Transfer: a Transfer of limited partnership interest in Strategic Realty Operating Partnership, L.P. (“Operating Partnership”). Loan Documents: this Agreement and all other documents, agreements and instruments now or hereafter evidencing, securing or delivered to Lender in connection with the Loan, including, the following, each of which is dated as of the date hereof (but specifically excluding the Environmental Indemnity Agreement given by Borrower and Guarantor to Lender and dated as of the date hereof): (i) the Promissory Note made by Borrower to Lender (the “Note”), (ii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by SRT SF RETAIL to a trustee in favor of Lender (the “SRT SF Retail Security Instrument”), (iii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by SRT LA RETAIL to a trustee in favor of Lender (the “SRT LA Retail Security Instrument”, and together with the SRT SF Retail Security Instrument, individually and collectively, the “Security Instrument”), (iv) Assignment of Leases and Rents from SRT SF RETAIL to Lender (the “SRT SF Retail Assignment of Leases and Rents”), (v) Assignment of Leases and Rents from SRT LA RETAIL to Lender (the “SRT LA Retail Assignment of Lease and Rents”, and together with the SRT SF Retail Assignment of Leases and Rents, individually and collectively, the “Assignment of Leases and Rents”), (vi) Assignment of Agreements, Licenses, Permits and Contracts from Borrower to Lender, (vii) the Deposit Account Control Agreement (the “Clearing Account Agreement”) among Borrower, Lender and the Clearing Bank, (viii) the Cash Management Agreement (the “Cash Management Agreement”) among Borrower, Lender and the Deposit Bank, (ix) the Guaranty of Recourse Obligations made by Guarantors (the “Guaranty”), (x) the Interest Rate Cap Assignment and Security Agreement from Borrower to Lender and (xi) the Consent and Subordination of Manager from Manager to Lender, and (xii) the Contribution Agreement between both Individual Borrowers with respect to the Loan; as each of the foregoing may be (and each of the foregoing defined terms shall refer to such documents as they may be) amended, restated, replaced, supplemented or otherwise modified from time to time. Major Contract: each contract and agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Property, other than the Management Agreement and the Leases, as to which (i) the term thereof extends beyond one year (unless cancelable on thirty (30) days or less notice without requiring the payment of termination fees or payments of any kind), (ii) relates solely or primarily to environmental remediation or other environmental matters or (iii) is with an Affiliate of Borrower or Guarantor. Management Agreement: each management agreement between an Individual Borrower and Manager, pursuant to which Manager is to manage the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with Section 5.18. Manager: Glenborough, LLC, a Delaware limited liability company, or any successor, assignee or replacement manager appointed by a Borrower in accordance with Section 5.18. 8 71215191

Material Adverse Effect: with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event, act, condition or circumstances, whether or not related, which has or results in a material adverse change in, or a materially adverse effect upon (i) the use, value or condition or ownership of the Property, (ii) the assets, operations or condition (financial or otherwise) of Borrower or Guarantor, (iii) the enforceability, validity, perfection or priority of the lien of the Security Instrument or the other Loan Documents, (iv) the ability of Borrower to timely perform its obligations under this Agreement or the other Loan Documents, or (v) the ability of Guarantor to perform its obligations under the Guaranty. Material Alteration: any (i) individual alteration affecting (A) structural elements of an Individual Property, (B) a roof of an Individual Property or (C) any building system of an Individual Property, or (ii) non-structural alteration the cost of which exceeds $250,000; provided, however, that in no event shall any of the following constitute a Material Alteration: (a) any Required Repairs, (b) any tenant improvement work performed pursuant to any Lease existing on the date hereof or entered into hereafter in accordance with the provisions of this Agreement, or (c) alterations performed as part of a Restoration. Material Lease: all Leases which (i) individually or in the aggregate with respect to the same tenant and its Affiliates cover more than 1,750 square feet of the Improvements, (ii) provide the tenant thereunder with an option or other preferential right to purchase all or any portion of the Property, or (iii) are entered into with a tenant who is an Affiliate of Borrower. Maturity Date: the date on which the final payment of Principal becomes due and payable pursuant to the Note or this Agreement, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise. Minor Lease: any Lease that is not a Material Lease. Net Sale Proceeds: gross sales proceeds from the sale of an Individual Property, less reasonable and customary closing costs payable to unaffiliated third parties as approved by Lender in its discretion. Officer’s Certificate: a certificate delivered to Lender which is signed by an authorized senior officer or authorized representative of the Person on behalf of whom the certificate is delivered, which officer or representative is most knowledgeable with respect to the subject matter set forth in the applicable Officer’s Certificate. Operations Agreements: any covenants, restrictions, easements, declarations or agreements of record relating to the construction, operation or use of the Property, including without limitation, the Declaration, together with all amendments, modifications or supplements thereto. Other Charges: all ground rents, maintenance charges, impositions other than Taxes, any “common expenses” or expenses allocated to and required to be paid by Borrower under the Operations Agreements, and any other charges, including vault charges and license 9 71215191 fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof. Other Taxes: all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. Partial Release Payment Amount: the sum of (i) the Allocated Prepayment Amount with respect to the applicable Individual Property to be released, (ii) any applicable Yield Maintenance Premium, and (iii) the Exit Fee applicable to such prepayment. Patriot Act: collectively, all laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107 56), as the same was restored and amended by Uniting and Strengthening America by Fulfilling Rights and Ensuring Effective Discipline Over Monitoring Act (USA FREEDOM Act) of 2015 and as the same may be further amended, extended, replaced or otherwise modified from time to time, and any corresponding provisions of future laws. Patriot Act Offense: (i) any violation of the laws of the United States of America or of any of the several states, or any act or omission that would constitute a violation of such laws if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or money laundering, including any offense under (a) the laws against terrorism; (b) the laws against money laundering, (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, or (e) the Patriot Act, or (ii) the conspiracy to commit, or aiding and abetting another to commit, any violation of any such laws. Payment Date: the ninth (9th) day of each calendar month or, if such day is not a Business Day, the immediately preceding Business Day; provided, however, that Lender may elect once during the Term, in its sole discretion, to change the date on which scheduled payments are due under the Loan upon at least thirty (30) days prior written notice thereof to Borrower setting forth such changed date, in which event, upon the effective date of such notice, the Payment Date hereunder shall be the date set forth therein. Permitted Encumbrances: (i) the Liens created by the Loan Documents, (ii) all Liens and other matters disclosed in the Title Insurance Policy, (iii) Liens, if any, for Taxes or Other Charges not yet due and payable and not delinquent, (iv) any workers’, mechanics’ or other similar Liens on the Property provided that any such Lien is bonded, discharged, or Borrower provides Lender with other assurances of payment or satisfaction acceptable to Lender in its sole and absolute discretion, within thirty (30) days after Borrower first receives notice of such Lien, and (v) such other title and survey exceptions as Lender approves in writing in Lender’s discretion. Permitted Investments: any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day 10 71215191 preceding the date upon which such funds are required to be drawn, and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to Lender that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Securities (the “Certificates”): (i) any Money Market Fund (the “Fund”) so long as the Fund is rated “AAA M” or “AAA M-G” by each Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Securities); and (ii) such other obligations as are acceptable as Permitted Investments to each Rating Agency, as confirmed in writing to Lender, that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Securities; provided, however, that the investments must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an “r” highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and provided, further, that, with respect to each investment described above, in the judgment of Lender, such instrument continues to qualify as a “cash flow investment” pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (x) such instrument or security evidences a right to receive only interest payments or (y) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment. Permitted Transfers: (i) a Lease entered into in accordance with the Loan Documents; or (ii) a Permitted Encumbrance; or (iii) a Bona Fide Third Party Sale in connection with a Partial Release (subject to the terms of and in accordance with Section 2.4(b) hereof); or (iv) any Transfer in respect of, or of a direct or indirect interest in, any Person listed on a nationally or internationally recognized stock exchange or stock quotation system; or (v) a Limited Partnership Transfer, provided each of the following conditions is satisfied: (A) no change in Control of Borrower or Sole Member shall occur as a result of the Limited Partnership Transfer and no change in the parties responsible 11 71215191 for management of the Property shall occur as the result of the Limited Partnership Transfer, and (B) if such Transfer would cause the transferee to increase its direct or indirect interest in Borrower to an amount which equals or exceeds ten percent (10%), Lender shall have approved in its reasonable discretion such proposed transferee, which approval shall be based upon Lender’s satisfactory determination as to the reputable character and creditworthiness of such proposed transferee, as evidenced by credit and background checks performed by Lender and such other financial statements and other information reasonably requested by Lender; or (vi) any Transfer of real property or interests in real property (other than the Property pursuant to a Bona Fide Third Party Sale) acquired by the Operating Partnership or any subsidiary thereof other than Borrower or Sole Member, resulting from the activities of Guarantor through (i) investments in existing retail properties; (ii) joint ventures for the purpose of acquiring interests in real property and developing and improving real property; (iii) originating or acquiring real estate-related loans and debt, and derivative instruments related to real estate; and (iv) equity investments in real estate investment trusts and other real estate companies; or (vii) provided that no Default or Event of Default shall then exist, a Transfer of an interest in Borrower or Sole Member to any Person provided that: A. such Transfer shall not (x) cause the transferee, together with its Affiliates, to acquire Control of Borrower or Sole Member or to acquire or increase its direct or indirect interest in Borrower or in Sole Member to an amount which equals or exceeds forty-nine percent (49%) or (y) result in Borrower or Sole Member no longer being Controlled by Guarantor; B. if such Transfer would cause the transferee, together with its Affiliates, to acquire or to increase its direct or indirect interest in Borrower to an amount which equals or exceeds ten percent (10%), (x) Borrower shall provide to Lender thirty (30) days prior written notice thereof and (y) such transferee, and all other Persons that shall then become an owner of ten percent (10%) or more of an indirect interest in Borrower, shall be a Qualified Transferee; C. after giving effect to such Transfer, Guarantor shall continue to Control Borrower and Sole Member shall continue to be Controlled by Guarantor; and D. each of Borrower and Sole Member shall continue to be a Special Purpose Bankruptcy Remote Entity and Sole Member shall continue to be the sole managing member of Borrower. Person: any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing. PFP: PFP Holding Company VI, LLC, a Delaware limited liability company. 12 71215191

Plan: (i) an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate makes or is obligated to make contributions and (ii) which is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code. Principal: the outstanding principal balance of the Loan at any given time with a maximum principal amount of $18,000,000. Property: individually or collectively, as the context requires, each Individual Property. Property Condition Report: collectively, that certain (i) Property Condition Assessment (Fulton Shops), prepared by EMG Engineering and dated as of December 16, 2019, (ii) Property Condition Assessment (8 Octavia), prepared EMG Engineering and dated as of December 6, 2019, (iii) Property Condition Assessment (400 Grove), prepared by EMG Engineering and dated as of December 6, 2019, (iv) Property Condition Assessment (450 Hayes), prepared by EMG Engineering and dated as of December 6, 2019, (v) Property Condition Assessment (388 Fulton), prepared by EMG Engineering and dated as of December 6, 2019, and (vi) Property Condition Assessment (Silver Lake Collection), prepared by EMG Engineering and dated as of December 6, 2019. Property Taxes: all (i) real estate Taxes, assessments, water rates or sewer rents, maintenance charges, impositions, mortgage recording taxes, vault charges and license fees (“Real Estate Taxes”), or (ii) personal property Taxes, in each case, now or hereafter levied or assessed or imposed against all or part of the Property. Qualified Transferee: a transferee which has been approved by Lender in its reasonable discretion, which approval shall be based upon Lender’s satisfactory determination as to the reputable character and creditworthiness of such proposed transferee, as evidenced by credit and background checks performed by Lender and such other financial statements and other information reasonably requested by Lender, and for whom, prior to the subject Transfer, Lender shall have received: evidence that the proposed transferee (1) has never been indicted or convicted of, or pled guilty or no contest to, a felony, (2) has never been indicted or convicted of, or pled guilty or no contest to, a Patriot Act Offense and is not an Embargoed Person, (3) has never been the subject of a voluntary or involuntary (to the extent the same has not been discharged) bankruptcy proceeding, and (4) has no material outstanding judgments or litigations or regulatory actions continuing or threatened against such proposed transferee or its interests. Rating Agency: each of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc., DBRS, Inc., Kroll Bond Rating Agency or any other nationally-recognized statistical rating organization to the extent any of the foregoing have been engaged by Lender or its designee in connection with or in anticipation of any Secondary Market Transaction. Regulatory Change: any change effective after the date of this Agreement in any statute, treaty, rule, regulation, ordinance, executive order or administrative or judicial precedents or authorities (including without limitation, Regulation D of the Board of Governors 13 71215191

of the Federal Reserve System of the United States (or any successor)) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including any Lender, of or under any statute, treaty, rule, regulation, ordinance, executive order or administrative or judicial precedents or authorities (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by Lender with any request or directive regarding capital adequacy. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. Remaining Property: each Individual Property that remains encumbered by the Lien of the Security Instrument after a Partial Release. REMIC Trust: a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code that holds the Note. Rents: all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding) or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Manager or any of their agents or employees from any and all sources arising from or attributable to the Property and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property or rendering of services by Borrower, Manager or any of their agents or employees and proceeds, if any, from business interruption or other loss of income insurance. Right of First Refusal: that certain right of first refusal set forth in Section 6.7 of the Master Declaration. Rules: collectively, all by-laws, rules and regulations promulgated or otherwise existing with respect to each condominium regime that is the subject of the Declaration, as in effect from time to time. Servicer: a servicer selected by Lender to service the Loan. Silver Lake Collection Property: the parcels of real property and Improvements thereon owned by SRT LA Retail Borrower and encumbered by the SRT LA Retail Security Instrument; together with all rights pertaining to such real property and Improvements, and all 14 71215191 other collateral for the Loan relating thereto as more particularly described in the Granting Clauses of the SRT LA Retail Security Instrument. The Silver Lake Collection Property is commonly known as 3701, 3705, 3707 and 3709 W. Sunset Blvd. and 1601 Griffith Park Blvd., Los Angeles, CA 90026. Sole Member: SRT Prime LLC, a Delaware limited liability company, the sole member of SRT SF RETAIL and SRT LA RETAIL. Spread: 2.80% per annum. State: the state in which the Property is located. Stated Maturity Date: January 9, 2023, as the same may be extended pursuant to Section 2.8. Substitute Index: a published floating rate index selected by Lender that is then commonly accepted by market participants as an alternative to LIBOR in transactions similar to the Loan. Substitute Index Rate: with respect to each Interest Period, the per annum rate of interest of the Substitute Index, determined as of the Determination Date immediately preceding the commencement of such Interest Period; provided that in no event will the Substitute Index Rate be less than zero. Substitute Rate: with respect to each Interest Period, the per annum rate of interest equal to the greater of (i) the sum of the Substitute Index Rate plus the Substitute Spread, and (ii) the sum of the Floor plus the Spread. Substitute Rate Period: the period commencing on the expiration of the Interest Period in effect at the time of the delivery of a LIBOR Unavailability Notice pursuant to Section 2.2.6 hereof and ending on the earlier to occur of the Maturity Date or such date upon which the conditions which gave rise to the delivery of such LIBOR Unavailability Notice shall no longer exist. Substitute Spread: the difference (expressed as the number of basis points and determined at the time of such conversion) between (a) the LIBOR Rate, determined as of the Determination Date for which LIBOR was last applicable to the Loan, and (b) the Substitute Index Rate as of such Interest Determination Date; provided, however, that if such difference is a negative number, then the Substitute Spread shall be zero. Survey: individually and collectively, a survey of each Individual Property prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender. Taxes: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. 15 71215191

Term: the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents. Title Insurance Policy: collectively, the ALTA mortgagee title insurance policies in the form acceptable to Lender issued with respect to the Property and insuring the Lien of each Security Instrument. Toxic Mold: any toxic mold or fungus at the Property which is of a type (i) that might pose a significant risk to human health or the environment or (ii) that would negatively impact the value of the Property. Transfer: (i) any direct or indirect sale, conveyance, transfer, encumbrance, pledge, lease, or assignment, or the entry into any agreement to sell, convey, transfer, encumber, pledge, lease or assign (other than an agreement for which Borrower has provided at least thirty (30) days’ prior written notice to Lender, to sell the Property that will result in payment in full of the Debt in accordance with this Agreement), whether voluntary or involuntary by law or otherwise, whether or not for consideration or of record, of, on, in or affecting (a) all or part of the Property (including any legal or beneficial direct or indirect interest therein) or (b) any direct or indirect interest in Borrower (including any profit interest), at any tier of ownership, which shall also include the division of any assets and liabilities of a limited liability company amongst one or more new or existing entities, or (ii) any change of Control of Borrower. For the avoidance of doubt, a change in the Advisor is not a change in Control of Borrower so long as (a) there is no other change in Control of Borrower, (b) Guarantor continues to Control Borrower, and (c) Lender reasonably approves the replacement advisor based on references, record searches and other criteria deemed reasonably necessary by Lender. UCC: the Uniform Commercial Code as in effect in the State, the state in which any of the Cash Management Accounts are located, or any other State applicable to any collateral for the Loan, as the case may be. UNCF (Underwritten Net Cash Flow): the recurring net cash flow of the Property determined by Lender in accordance with the provisions contained in Schedule 7. Welfare Plan: an employee welfare benefit plan, as defined in Section 3(1) of ERISA. Yield Maintenance Date: with respect to any payment or repayment of Principal (other than a payment in connection with a Bona Fide Third Party Sale), July 9, 2021; provided that if Lender elects to change the Payment Date, as provided in the definition of “Payment Date”, for all purposes of this Agreement, the Yield Maintenance Date shall be and become the same day of the month and the year set forth above as the day in the month to which Lender elects to change the Payment Date. Yield Maintenance Premium: (i) with respect to any prepayment of Principal in connection with a Bona Fide Third Party Sale on or before the Early Sale Date, the aggregate amount of interest 16 71215191 that would have been due to Lender with respect to the amount of Principal being prepaid, for the period from and after the date of the prepayment to and including the Early Sale Date, assuming the Loan had not been prepaid, and an Interest Rate equal to the Early Sale Interest Rate (hereinafter defined), it being expressly understood and agreed that the payment of the Yield Maintenance Premium shall be in addition to the payment of any Exit Fee applicable to any such prepayment of Principal. As used herein, the “Early Sale Interest Rate” means a per annum interest rate equal to the sum of (A) the Spread plus (B) the greater of (1) 1.50% per annum and (2) the LIBOR/swap rate with a maturity date closest to the Yield Maintenance Date shown in the Wall Street Journal on the date the prepayment is made (the foregoing to be determined conclusively by Lender, absent manifest error). Notwithstanding the foregoing, if a LIBOR Unavailability Notice has been delivered to Borrower, the “Early Sale Interest Rate” will be a per annum interest rate equal to the Interest Rate determined as of the applicable date of prepayment; or (ii) with respect to a Bona Fide Third Party Sale after the Early Sale Date, $0.00; or (iii) with respect to any other payment or prepayment of Principal (or acceleration of the Loan) on or before the Yield Maintenance Date, the aggregate amount of interest that would have been due to Lender with respect to the amount of Principal being prepaid or repaid, for the period from and after the date of the prepayment to and including the Yield Maintenance Date, assuming the Loan had not been prepaid, and an Interest Rate equal to the Assumed Interest Rate (hereinafter defined), it being expressly understood and agreed that the payment of the Yield Maintenance Premium shall be in addition to the payment of any Exit Fee applicable to any payment or prepayment of Principal (or acceleration of the Loan). As used herein, the “Assumed Interest Rate” means a per annum interest rate equal to the sum of (A) the Spread plus (B) the greater of (1) 1.50% per annum and (2) the LIBOR/swap rate with a maturity date closest to the Yield Maintenance Date shown in the Wall Street Journal on the date the prepayment is made (the foregoing to be determined conclusively by Lender, absent manifest error). Notwithstanding the foregoing, if a LIBOR Unavailability Notice has been delivered to Borrower, the “Assumed Interest Rate” will be a per annum interest rate equal to the Interest Rate determined as of the applicable date of prepayment. 1.2 Index of Other Definitions. An index of other terms which are defined in this Agreement or in other Loan Documents is set forth on Schedule 1. 1.3 Principles of Construction. Unless otherwise specified, (i) all references to sections and schedules are to those in this Agreement, (ii) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision, (iii) all definitions are equally applicable to the singular and plural forms of the terms defined, (iv) the word “including” means “including but not limited to,” (v) accounting terms not specifically defined herein shall be construed in accordance with GAAP, and (vi) the words the “Property or any portion thereof” and words of similar import refer to, as applicable, any portion of the Property taken as a whole (including any Individual Property) and any portion of any Individual Property. 17 71215191

2. GENERAL LOAN TERMS 2.1 The Loan. Lender is making a loan (the “Loan”) to Borrower on the date hereof, in the original principal amount of $18,000,000, which shall mature on the Stated Maturity Date. Borrower acknowledges receipt of the Loan, the proceeds of which are being and shall be used to (i) repay and discharge existing loans relating to the Property, (ii) fund certain of the Subaccounts, and (iii) pay transaction costs. Any excess proceeds may be used for any lawful purpose. No amount repaid in respect of the Loan may be reborrowed. 2.2 Interest; Monthly Payments. 2.2.1 Generally. From and after the date hereof, interest on the outstanding Principal shall accrue at the Interest Rate and be payable as hereinafter provided. On the date hereof, Borrower shall pay interest on the Principal from the date hereof through and including January 8, 2020. On February 9, 2020 (which shall be the first Payment Date hereunder) and each Payment Date thereafter through and including the Maturity Date, Borrower shall pay interest on the outstanding Principal accrued and accruing through the last day of the Interest Period. All accrued and unpaid interest and principal shall be due and payable on the Maturity Date. If the Loan is repaid on any date other than on a Payment Date (whether prior to or after the Stated Maturity Date), Borrower shall also pay interest that would have accrued on such repaid Principal to but not including the next Payment Date. 2.2.2 Default Rate. After the occurrence and during the continuance of an Event of Default, the entire unpaid Debt shall bear interest at the Default Rate, calculated from the date such payment was due or such underlying Default shall have occurred without regard to any grace or cure periods contained herein, and shall be payable upon demand from time to time, to the extent permitted by applicable law. 2.2.3 Taxes. Any and all payments by or on account of any obligation of Borrower hereunder and under the other Loan Documents shall be made free and clear of, and without deduction or withholding for, any Taxes, except as required by applicable law. If Borrower shall be required by applicable law (as determined in good faith discretion by Lender) to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply: (i) if such Tax is an Indemnified Tax, the sum payable shall be increased as may be necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.2.3), Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made; (ii) Borrower shall make such deduction or withholding; and (iii) Borrower shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. Borrower shall pay to Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.2.3) payable or paid by Lender or required to be withheld or deducted from a payment to Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive absent manifest error. As soon as 18 71215191 practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 2.2.3, Borrower shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Lender. 2.2.4 Breakage Indemnity. Borrower shall indemnify Lender against any loss or expense which Lender may actually sustain or incur in liquidating or redeploying funds as a consequence of (i) any payment or prepayment of the Loan or any portion thereof made on a date other than a Payment Date, (ii) any default in payment or prepayment of the Principal or any part thereof or interest accrued thereon, as and when due and payable (at the date thereof or otherwise, and whether by acceleration or otherwise), and (iii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Interest Rate from the LIBOR Rate to the Substitute Rate with respect to any portion of the outstanding Principal then bearing interest at the LIBOR Rate on a date other than a Payment Date, including, without limitation, such loss or expenses arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the LIBOR Rate hereunder (the amounts referred to in clauses (i), (ii) and (iii) are herein referred to collectively as the “Breakage Costs”). Lender shall deliver to Borrower a statement for any such sums which it is entitled to receive pursuant to this Section 2.2.4, which statement shall be binding and conclusive absent manifest error. Borrower’s obligations under this Section 2.2.4 are in addition to Borrower’s obligations to pay any Yield Maintenance Premium applicable to a payment or prepayment of Principal. 2.2.5 Requirements of Law. (a) If any Regulatory Change or change in the interpretation or application of any requirement of law, or compliance by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other Governmental Authority: (i) shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the Note or the Loan (excluding net income taxes) or change the basis of taxation of payments to Lender in respect thereof; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory advance or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or other extensions of credit by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of the LIBOR hereunder; (iii) shall impose on Lender any other condition; and the result of any of the foregoing is to increase the cost to Lender, by an amount which Lender deems to be material, of making or maintaining the Loan or to reduce any amount receivable hereunder in respect thereof, then, in any such case, Borrower shall, from time to time, upon receipt of prior written notice of not less than ten (10) Business Days of such fact and a reasonably detailed description of the circumstances, promptly pay Lender such additional amount or amounts as will compensate Lender for such increased cost or reduced amount receivable (provided such additional amounts are then being charged by Lender to its borrowers 19 71215191 under similar loans generally and are not prohibited by such Regulatory Change to be charged back to Borrower). (b) If Lender shall have determined that any Regulatory Change regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on Lender’s or such corporation’s capital as a consequence of its obligations hereunder by an amount deemed by Lender to be material (taking into consideration Lender’s or such corporation’s policies with respect to capital adequacy), then from time to time, Borrower shall promptly, upon notice from Lender, pay to Lender such additional amount or amounts as will compensate Lender for such reduction (provided such additional amounts are then being charged by Lender to its borrowers under similar loans generally and are not prohibited by such Regulatory Change to be charged back to Borrower). If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.2.5, it shall promptly notify Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by Lender to Borrower shall be conclusive in the absence of manifest error or the provision of immediate proof by Borrower to the contrary. In such event, Borrower shall have the right to prepay the Loan in full within ninety (90) days after Lender’s notification without payment of the Yield Maintenance Premium (but with payment of the Exit Fee) so long as Borrower pays to Lender any amounts payable pursuant to this Section 2.2.5 that are payable or that have accrued prior to Borrower’s repayment of the Loan, together with all other amounts due and payable under the Loan Documents. 2.2.6 Unavailability or Illegality of LIBOR. If at any time Lender determines (which determination shall be conclusive and binding upon Borrower absent manifest error) that a LIBOR Unavailability Condition exists (or is expected to exist within the then ensuing sixty (60) days), Lender may promptly give notice of such fact to Borrower (a “LIBOR Unavailability Notice”), and upon and from the expiration of the then-current Interest Period, the Interest Rate shall be converted to the Substitute Rate until the Maturity Date or such earlier date that the conditions referred to in this Section 2.2.6 no longer exist (Lender agreeing to give prompt notice to Borrower if such conditions no longer exist). As used herein, “LIBOR Unavailability Condition” means (a) Dollar deposits in an amount approximately equal to the then outstanding principal amount of the Loan are not generally available at such time in the London interbank Eurodollar market for deposits in Eurodollars, (b) reasonable means do not exist for ascertaining LIBOR, (c) the LIBOR Rate would be in excess of the maximum interest rate that Borrower may by law pay, (d) it has become illegal for Lender to maintain the Loan on the basis of the LIBOR Rate or (e) Lender determines in good faith that one or more replacements to LIBOR as an index for determining the interest rate payable for floating rate commercial real estate loans has been broadly adopted by the commercial real estate finance industry and Lender elects to convert the Loan to such replacement index. If Lender shall determine (which determination shall be conclusive and binding upon Borrower absent manifest error) that a LIBOR Unavailability Condition shall no longer exist, Lender shall give written notice of such determination to Borrower at least one (1) day prior to the last day of the related 20 71215191

Interest Period. If such notice is given, the Interest Rate shall be converted to the LIBOR Rate on the last day of the then current Interest Period. Borrower shall promptly pay to Lender, upon demand, any additional amounts necessary to compensate Lender for any costs incurred by Lender in making any conversion in accordance with this Agreement, including any interest or fees payable by Lender to lenders of funds obtained by it in order to make or maintain the LIBOR Rate. Lender’s notice of such costs, as certified to Borrower, shall be conclusive absent manifest error. Borrower agrees to pay any Breakage Costs in connection with the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Interest Rate. In the event of a LIBOR Unavailability Notice, Borrower shall have the right to prepay the Loan in full within ninety (90) days after Lender’s notification with payment of the Yield Maintenance Premium and the Exit Fee, so long as Borrower pays to Lender any amounts payable pursuant to this Section 2.2.6 that are payable or that have accrued prior to Borrower’s repayment of the Loan, together with all other amounts due and payable under the Loan Documents. 2.3 Loan Repayment. 2.3.1 Repayment. Borrower shall repay the Principal in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment and any other amounts due and owing under the Loan Documents. Except during the continuance of an Event of Default, all proceeds of any repayment, including any prepayments of the Loan, shall be applied by Lender as follows in the following order of priority: First, accrued and unpaid interest at the Interest Rate; Second, to Principal; and Third, to the Exit Fee and any other amounts then due and owing under the Loan Documents, including the Yield Maintenance Premium (if such repayment or prepayment occurs prior to the Yield Maintenance Date). During the continuance of an Event of Default, all proceeds of repayment, including any payment or recovery on the Property (whether through foreclosure, deed-in-lieu of foreclosure, or otherwise) shall, unless otherwise provided in the Loan Documents, be applied in such order and in such manner as Lender shall elect in Lender’s sole and absolute discretion. 2.3.2 Mandatory Prepayments. The Loan is subject to mandatory prepayment in certain instances of Insured Casualty or Condemnation (each a “Casualty/Condemnation Prepayment”), in the manner and to the extent set forth in Section 7.4.2. Each Casualty/Condemnation Prepayment, after deducting Lender’s costs and expenses (including reasonable attorneys’ fees and expenses) in connection with the settlement or collection of the Proceeds or Award, shall be applied in the same manner as repayments under Section 2.3.1, and if such Casualty/Condemnation Prepayment is made on any date other than a Payment Date, then such Casualty/Condemnation Prepayment shall include interest that would have accrued on the Principal prepaid to but not including the next Payment Date. Provided that no Event of Default is continuing, any such mandatory prepayment under this Section 2.3.2 shall be without the payment of the Yield Maintenance Premium, but subject to payment of the Exit Fee. 2.3.3 Optional Prepayments. Borrower shall have the right to prepay all or any portion of the Principal on any Payment Date provided that Borrower gives Lender at least thirty (30) days prior written notice thereof, which notice is accompanied by a copy of the contract of sale for the Property (if such prepayment will be in connection with a sale of the Property), and such prepayment is accompanied by (a) the Yield Maintenance Premium applicable thereto (if such prepayment occurs prior to the Yield Maintenance Date) and (b) the 21 71215191

Exit Fee applicable thereto. Borrower may modify, revoke or cancel any such prepayment notice so long as (i) Borrower provides written notice to Lender of such modification, revocation or cancellation on or before the date that is two (2) Business Days prior to the prepayment date set forth in such prepayment notice and (ii) Borrower pays all out-of-pocket costs and expenses actually incurred by Lender as a result of the original notice of prepayments and as a result of such revocation, cancellation or modification, including any amounts pursuant to Section 2.2.4 hereof. If any such prepayment is not made on a Payment Date, Borrower shall also pay interest that would have accrued on such prepaid Principal to but not including the next Payment Date. 2.4 Release of Property. (a) Lender shall, upon the written request and at the expense of Borrower, upon payment in full of the Debt in accordance herewith, release or, if requested by Borrower, assign to Borrower’s designee (without any representation or warranty by and without any recourse against Lender whatsoever) the Lien of the Loan Documents if not theretofore released. In connection with the release of the Lien, Borrower shall submit to Lender, not less than thirty (30) days prior to the date of repayment (or such shorter time as is acceptable to Lender in its sole discretion), a release of Lien, in a form appropriate in the jurisdiction in which the Property is located (and related Loan Documents) for execution by Lender. Borrower shall pay all costs, taxes and expenses associated with the release of the Lien of the Security Instrument, including Lender’s reasonable attorneys’ fees. (b) Additionally, Lender will release of record (any such release a “Partial Release”) an Individual Property from the Lien of the applicable Security Instrument and other Loan Documents in connection with a Bona Fide Third Party Sale of such Individual Property from the obligations of such Borrower under this Agreement and the other Loan Documents from and after the date of the closing of such Bona Fide Third Party Sale, upon Borrower’s request and satisfaction of all the following conditions: (i) Borrower’s request for the Partial Release shall be given to Lender in writing and no later than thirty (30) days preceding the date such Partial Release is anticipated to occur; (ii) Immediately after the Partial Release, the Debt Yield of the Remaining Property shall be not less than 8.50%; (iii) Borrower shall have paid to Lender the Partial Release Payment Amount; (iv) No Default or Event of Default shall then be ongoing; (v) Borrower shall deliver an endorsement to the Title Insurance Policy at Borrower’s expense insuring the priority of the Security Instrument as a first Lien on the Remaining Property in accordance with all the provisions of the Title Insurance Policy (and updating the Title Insurance Policy with no additional title matters other than those recorded in connection with the Partial Release); (vi) Borrower shall have paid or reimbursed Lender for all actual expenses incurred by Lender in connection with the Partial Release (including title insurance costs, recording costs, trustee’s fees and reasonable attorneys’ fees); 22 71215191

(vii) Borrower shall submit partial release instruments, prepared at Borrower’s expense, in form and substance satisfactory to Lender and the execution and delivery of such partial release instruments shall not affect any of Borrower’s obligations under any of the Loan Documents (other than as to the Individual Property and obligations being released thereby); (viii) Upon Lender’s request, Borrower shall have provided evidence and documentation satisfactory to Lender, including (A) a copy of the purchase and sale agreement and settlement statement evidencing such sale, and (B) that all required notices have been given and consents obtained in connection with the proposed Partial Release, including the consent of Guarantor. 2.5 Payments and Computations. 2.5.1 Making of Payments. Each payment by Borrower shall be made to Lender not later than 11:00 a.m., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender’s office or at such other place as Lender shall from time to time designate, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. All such payments shall be made irrespective of, and without any deduction, set-off or counterclaim whatsoever, and with all costs and charges incurred in the collection or enforcement thereof, including attorneys’ fees and court costs. 2.5.2 Computations. Interest payable under the Loan Documents shall be computed on the basis of the actual number of days elapsed over a 360-day year. 2.5.3 Late Payment Charge. If any Principal, interest or other sum due under any Loan Document is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law (the “Late Payment Charge”), in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Such amount shall be secured by the Loan Documents. 2.5.4 Certain Payments. Notwithstanding anything to the contrary contained in this Agreement, in connection with and for the purposes of any payment or prepayment of all or any portion of the Loan on any date after the Payment Date and prior to the Determination Date with respect to the next succeeding Interest Period, LIBOR shall be determined as of the Eurodollar Business Day immediately preceding the date of such payment or prepayment and Lender shall thereafter, reasonably promptly after the occurrence of such next succeeding Determination Date, make any necessary adjustment in the amount actually required to be paid or prepaid based upon LIBOR as determined on such next succeeding Determination Date. 2.6 Interest Rate Protection Agreements. 2.6.1 Interest Rate Protection Agreement. As of the date hereof, Borrower has entered into, made all payments required under, and satisfied all conditions precedent to the effectiveness of, an interest rate protection agreement that satisfies all of the following conditions 23 71215191

(such interest rate protection agreement together with (i) any extension thereof, (ii) any other interest rate protection agreement entered into pursuant to this Agreement or (iii) any Substitute IRPA entered into pursuant to Section 2.6.6, being referred to herein as the “Interest Rate Protection Agreement”): (a) the Interest Rate Protection Agreement (i) is with a bank or other financial institution which has (A) a long-term unsecured debt or counterparty rating of “A-” or higher by S&P; or (B) a long-term unsecured debt or counterparty rating of not less than “A3” by Moody’s (an “Acceptable Counterparty”); (ii) has a term ending no earlier than the Stated Maturity Date; (iii) is an interest rate cap having (A) in a notional amount not less than the maximum Principal and (B) that shall have the effect of capping LIBOR at no greater than 3.50% per annum; and (iv) provides that the only obligation of Borrower thereunder is the making of a single payment upon the execution and delivery thereof. Notwithstanding the foregoing, SMBC Capital Markets, Inc. (with an Acceptable SMBC Credit Support Party (hereinafter defined) as its credit support party) will be an Acceptable Counterparty so long as the rating of its credit support party (provided such credit support party shall be an Acceptable SMBC Credit Support Party) is not downgraded, withdrawn or qualified by S&P or Moody’s from the long and short term ratings issued by such rating agencies below the lesser of the above rating (as applicable) or its ratings as of the date hereof. As used herein, an “Acceptable SMBC Credit Support Party” shall mean (a) Sumitomo Mitsui Banking Corporation or a replacement guarantor that meets the foregoing rating requirements and provides a guaranty on substantially the same form as the guaranty provided by Sumitomo Mitsui Banking Corporation on the date hereof and (b) provided any such credit support party guaranty guaranties all current and future obligations under the Interest Rate Cap Agreement or replacement Interest Rate Cap Agreement, as applicable. (b) Borrower’s interest in such Interest Rate Protection Agreement has been assigned to Lender pursuant to documentation satisfactory to Lender in form and substance, and the counterparty to such Interest Rate Protection Agreement has executed and delivered to Lender an acknowledgment of such assignment, which acknowledgment shall be satisfactory to Lender in form and substance. (c) Borrower shall, within ten (10) days of the date hereof, obtain and deliver to Lender an opinion of counsel from counsel for the counterparty (which counsel may be in- house counsel for the counterparty) (upon which Lender and its successors and assigns and the Rating Agencies may rely) which shall provide, in relevant part, that: (i) the counterparty is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization and has the organizational power and authority to execute and deliver, and to perform its obligations under, the Interest Rate Protection Agreement; (ii) the execution and delivery of the Interest Rate Protection Agreement by the counterparty, and any other agreement which the counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent organizational documents) or any law, regulation or contractual restriction binding on or affecting it or its property; 24 71215191

(iii) all consents, authorizations and approvals required for the execution and delivery by the counterparty of the Interest Rate Protection Agreement, and any other agreement which the counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any governmental authority or regulatory body is required for such execution, delivery or performance; and (iv) the Interest Rate Protection Agreement, and any other agreement which the counterparty has executed and delivered pursuant thereto, has been duly executed and delivered by the counterparty and constitutes the legal, valid and binding obligation of the counterparty, enforceable against the counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). 2.6.2 Execution of Documents. Borrower shall promptly execute and deliver to the counterparty of the Interest Rate Protection Agreement such confirmations and agreements as may be requested by such counterparty in connection with such Interest Rate Protection Agreement. 2.6.3 No Obligation of Lender. Borrower agrees that Lender shall not have any obligation, duty or responsibility to Borrower or any other Person by reason of, or in connection with, any Interest Rate Protection Agreement (including any duty to provide or arrange any Interest Rate Protection Agreement, to consent to any mortgage or pledge of the Property or any portion thereof as security for Borrower’s performance of its obligations under any Interest Rate Protection Agreement, or to provide any credit or financial support for the obligations of Borrower or any other Person thereunder or with respect thereto). No Interest Rate Protection Agreement shall alter, impair, restrict, limit or modify in any respect the obligation of Borrower to pay interest on the Loan as and when the same becomes due and payable in accordance with the provisions of the Loan Documents. 2.6.4 Receipts from Interest Rate Protection Agreements. Borrower shall cause all payments made by the counterparty to the Interest Rate Protection Agreement to be deposited into the Clearing Account, to be applied in accordance with Section 3.1 of this Agreement. 2.6.5 Downgrade of Counterparty. In the event of any downgrade, withdrawal or qualification of the rating of the issuer of the Interest Rate Protection Agreement such that it ceases to qualify as an “Acceptable Counterparty”, Borrower shall replace the Interest Rate Protection Agreement with a replacement Interest Rate Protection Agreement from an Acceptable Counterparty (with terms identical to the Interest Rate Protection Agreement being replaced, or otherwise approved by Lender in its reasonable discretion and the Rating Agencies) not later than thirty (30) days following receipt of notice from Lender or Servicer of such downgrade, withdrawal or qualification. 25 71215191

2.6.6 Non-Availability of LIBOR; Substitute IRPA. (a) Notwithstanding anything to the contrary contained above in this Section 2.6, in Section 2.8(e) hereof or elsewhere in this Agreement, if, at any time, Lender gives Borrower a LIBOR Unavailability Notice, then: (i) within thirty (30) days after the giving of such LIBOR Unavailability Notice, Borrower shall enter into, make all payments under, and satisfy all conditions precedent to the effectiveness of, a Substitute IRPA (and in connection therewith, but not prior to Borrower taking all the actions described in this clause (i), Borrower shall have the right to terminate any then existing Interest Rate Protection Agreement); and (ii) following the giving of such LIBOR Unavailability Notice, in lieu of satisfying the condition described in Section 2.8(e) hereof with respect to any Extension Period not then yet commenced, Borrower shall instead enter into, make all payments under, and satisfy all conditions precedent to the effectiveness of a Substitute IRPA on or prior to the first day of such Extension Period. (b) As used herein, “Substitute IRPA” means an interest rate protection agreement that satisfies all of the following requirements: (i) it has a term expiring no earlier than, in the case of Section 2.6.6(a)(i) hereof, the then Stated Maturity Date, and in the case of Section 2.6.6(a)(ii) hereof, the last day of the requested Extension Period; (ii) it has a notional amount equal to the then outstanding Principal; (iii) it provides that the only obligation of Borrower thereunder is the making of a single payment to the counterparty thereunder upon the execution and delivery thereof; (iv) it provides to Lender and Borrower (as determined by Lender in its sole but good faith discretion), for the term of the Substitute IRPA, a hedge against rising interest rates that is no less beneficial to Borrower and Lender (as determined by Lender in its sole but good faith discretion) than (A) in the case of Section 2.6.6(a)(i) hereof, that which was provided by the Interest Rate Protection Agreement being replaced by the Substitute IRPA and (B) in the case of Section 2.6.6(a)(ii) hereof, that which was intended to be provided by the Interest Rate Protection Agreement that, but for the operation of this Section 2.6.6, would have been required to have been delivered by Borrower pursuant to Section 2.8(e) hereof as a condition to the requested Extension Period; and (v) without intending to limit any of the provisions of the preceding clauses (i) through (iv), it satisfies all of the requirements of Sections 2.6.1(a) (other than clause (iii)(B) thereof), (b) and (c). 26 71215191

2.7 Fees. 2.7.1 Structuring Fee. On the date hereof, Borrower shall pay to Lender a structuring fee of $180,000. 2.7.2 Exit Fee. Upon any repayment or prepayment of Principal or acceleration of the Loan, Borrower shall pay to Lender on the date of such repayment or prepayment the Exit Fee applicable thereto. All Exit Fees hereunder shall be deemed to be earned by Lender upon the funding of the Loan. 2.8 Extension Option. Borrower shall have the right, at its option, to extend the Term until (i) January 9, 2024 (the “First Extended Maturity Date”) and (ii) January 9, 2025 (the “Second Extended Maturity Date”) (and the period of time during each such extension period being referred to herein as an “Extension Period”) by giving notice of such extension to Lender at least thirty (30) days but no more than ninety (90) days prior to the then scheduled Stated Maturity Date. Upon receipt of such request to extend the Term until the First Extended Maturity Date or the Second Extended Maturity Date, as the case may be, Lender will promptly confirm to Borrower in writing whether or not the Stated Maturity Date will be so extended, which extension will be granted upon the satisfaction of the following conditions: (a) no Default or Event of Default shall be continuing at the time such request is made or on the then scheduled Stated Maturity Date; (b) Borrower delivers to Lender an Officer’s Certificate confirming the accuracy of the information contained in clause (a) above, and certifying that each of the representations and warranties of Borrower contained in the Loan Documents is true, complete and correct in all material respects as of the date of such Officer’s Certificate to the extent such representations and warranties are not matters which by their nature can no longer be true and correct as a result of the passage of time; (c) Borrower pays to Lender concurrently with the request to so extend the Term (x) with respect to the extension until the First Extended Maturity Date, an extension fee in an amount equal to 0.25% of the then-outstanding Principal and (y) with respect to the extension until the Second Extended Maturity Date, an extension fee in an amount equal to 0.50% of the then-outstanding Principal; (d) on the (i) originally scheduled Stated Maturity Date, in the case of the extension to the First Extended Maturity Date, and (ii) First Extended Maturity Date, in the case of the extension to the Second Extended Maturity Date, the Debt Yield is at least 8.50%, calculated as of the last day of the calendar month immediately preceding the (y) originally scheduled Stated Maturity Date, in the case of the extension to the First Extended Maturity Date, and (z) First Extended Maturity Date, in the case of the extension to the Second Extended Maturity Date; and (e) on or prior to the then scheduled Stated Maturity Date, Borrower either (i) extends the term of the Interest Rate Protection Agreement to a date not earlier than the expiration of the requested Extension Period or (ii) enters into a new interest rate protection agreement that has a notional amount not less than the then outstanding Principal, which will 27 71215191 have the effect of capping LIBOR at no greater than 3.50% per annum through the expiration of the requested Extension Period, and which extension or new agreement is on the same terms and conditions set forth in Section 2.6.1 of this Agreement. If Borrower is unable to satisfy all of the foregoing conditions within the applicable time frames for each, Lender shall have no obligation to extend the Stated Maturity Date hereunder. 2.9 Intentionally Omitted. 3. CASH MANAGEMENT AND RESERVES 3.1 Cash Management Arrangements. Borrower shall at all times cause all Rents to be transmitted directly by non-residential tenants of the Property into an Eligible Account (the “Clearing Account”) established and maintained by Borrower and approved by Lender in its reasonable discretion, at a local bank selected by Borrower, which shall at all times be an Eligible Institution (the “Clearing Bank”) as more fully described in the Clearing Account Agreement. In the event of any resignation of the Clearing Bank, Borrower and Lender shall use reasonable efforts to designate such a successor bank promptly after receipt of notice of resignation by the Clearing Bank and shall take all reasonable actions necessary to cause such designated successor promptly to assume the obligations of the Clearing Bank. Concurrently with the execution and delivery hereof, Borrower shall deliver a notice in the form of Schedule 9 to each existing non-residential tenant at the Property directing them to remit their rent checks directly to the Clearing Bank, and shall also deliver such a notice to each future tenant at the Property. Without in any way limiting the foregoing, if Borrower or Manager receive any Rents, then (i) such amounts shall be deemed to be collateral for the Loan and shall be held in trust for the benefit, and as the property, of Lender, (ii) such amounts shall not be commingled with any other funds or property of Borrower or Manager, and (iii) Borrower or Manager shall deposit such amounts into the Clearing Account within one (1) Business Day of receipt. Funds deposited into the Clearing Account shall be swept by the Clearing Bank on a daily basis into Borrower’s operating account, unless an Event of Default is continuing, in which event such funds shall be swept on a daily basis into an Eligible Account at the Deposit Bank controlled by Lender (the “Deposit Account”) and applied and disbursed in accordance with this Agreement. Funds in the Deposit Account shall be invested at Lender’s discretion only in Permitted Investments. Lender will also establish subaccounts of the Deposit Account which shall at all times be Eligible Accounts (and may be ledger or book entry accounts and not actual accounts) (such subaccounts are referred to herein as “Subaccounts”). At all times, Lender may, in its discretion, elect to maintain the deposits and reserves required under this Agreement in an Eligible Account at a bank or other depository selected by Lender other than the Deposit Bank in which case, all references to the Deposit Account and any Subaccounts hereunder shall be deemed to include such Eligible Account and the subaccounts of any such Eligible Account and all funds in such Eligible Account shall be invested at Lender’s discretion only in Permitted Investments. The Clearing Account, Deposit Account and any Subaccount will be under the sole dominion and control of Lender, and Borrower shall have no right of withdrawal therefrom. Borrower shall pay for all expenses of opening and maintaining all of the above accounts. 28 71215191

3.2 Required Repairs. 3.2.1 Completion of Required Repairs. Borrower shall perform and complete each item of the repairs and environmental remedial work at the Property described on Schedule 2 (the “Required Repairs”) within twelve (12) months of the date hereof or such shorter period of time for such item set forth on Schedule 2. 3.2.2 Required Repairs Reserves. On the date hereof, Borrower shall deposit with Lender the aggregate amount set forth on Schedule 2 and Lender shall cause such amount to be transferred to a Subaccount (the “Required Repairs Subaccount”). Provided no Default or Event of Default is continuing, Lender shall disburse funds held in the Required Repairs Subaccount to Borrower, within fifteen (15) days after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in amounts of at least $5,000 (or such lesser amount equal to the remaining balance of the Required Repairs Subaccount), and, with respect to any particular disbursement for any portion of the Required Repairs, in an amount not to exceed the amount set forth on Schedule 2 with respect to such particular portion or item of the Required Repairs, provided that the request for disbursement is accompanied by the following items (which items shall be in form and substance satisfactory to Lender): (i) an Officer’s Certificate in the form of Schedule 8 attached hereto; (ii) copies of appropriate Lien waivers or other evidence of payment satisfactory to Lender in connection with any construction work associated with such Required Repairs; (iii) at Lender’s option, a title search for the applicable Individual Property indicating that it is free from all Liens not previously approved by Lender; (iv) if applicable, a copy of each License required to be obtained with respect to the portion of the Required Repairs which is the subject of the requested disbursement; (v) such other evidence as Lender shall request in its reasonable discretion that the Required Repairs which are the subject of the requested disbursement have been completed and paid for; and (vi) evidence satisfactory to Lender that sufficient funds remain in the Required Repairs Subaccount to complete the Required Repairs. Lender shall have (if it desires) verified (by an inspection conducted at Borrower’s expense) performance of the work associated with such Required Repairs. Any disbursement of more than $10,000 to pay (rather than reimburse) Required Repairs may, at Lender’s option, be made by joint check payable to Borrower and the payee of such Required Repairs. Provided no Default or Event of Default is continuing, upon Borrower’s completion of all Required Repairs in accordance with this Section 3.2, Lender shall release any funds remaining in the Required Repairs Subaccount, if any, to Borrower. 3.3 Real Estate Taxes. (a) Borrower shall pay to Lender (i) $153,000 on the date hereof on account of Real Estate Taxes and (ii) on each Payment Date, one-twelfth (1/12) of the Real Estate Taxes that Lender estimates will be payable during the next twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Real Estate Taxes at least thirty (30) days prior to their respective due dates. Such amounts will be transferred by Lender to a Subaccount (the “Property Tax Subaccount”). If Lender determines in its reasonable judgment that the funds in the Property Tax Subaccount will be insufficient to pay (or in excess of) the Real Estate Taxes next coming due, Lender may, upon thirty (30) days’ notice to Borrower, increase (or decrease) the monthly contribution required to be made by Borrower to the Property Tax Subaccount. 29 71215191

(b) Provided that no Default or Event of Default is continuing, Lender will (a) apply funds in the Property Tax Subaccount to payments of Real Estate Taxes required to be made by Borrower pursuant to Section 5.12, provided that Borrower has promptly supplied Lender with notices of all Real Estate Taxes coming due, or (b) if Borrower has not promptly supplied Lender with notices of Real Estate Taxes coming due, reimburse Borrower for such amounts, within fifteen (15) days after presentation of evidence of payment. In making any payment relating to Real Estate Taxes, Lender may do so according to any bill, statement or estimate procured from the appropriate public office, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. Borrower shall have the right to pay any such Real Estate Taxes under protest, and Lender shall reasonably cooperate with Borrower and at Borrower’s request, make such payments under protest. 3.4 Insurance Premiums. (a) Borrower shall pay to Lender (i) $10,000.00 on the date hereof on account of Insurance Premiums, and (ii) on each Payment Date one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies. Such amounts will be transferred by Lender to a Subaccount (the “Insurance Subaccount”). If Lender determines in its reasonable judgment that the funds in the Insurance Subaccount will be insufficient to pay (or in excess of) the Insurance Premiums next coming due, Lender may, upon thirty (30) days’ notice to Borrower, increase (or decrease) the monthly contribution required to be made by Borrower to the Insurance Subaccount. (b) Provided that no Default or Event of Default is continuing, Lender will (a) apply funds in the Insurance Subaccount to payments of Insurance Premiums required to be made by Borrower pursuant to Section 7.1, provided that Borrower has promptly supplied Lender with notices of all Insurance Premiums coming due, or (b) if Borrower has not promptly supplied Lender with notices of Insurance Premiums coming due, reimburse Borrower for such amounts, within fifteen (15) days after presentation of evidence of payment. In making any payment relating to Insurance Premiums, Lender may do so according to any bill, statement or estimate procured from the insurer or agent, without inquiry into the accuracy of such bill, statement or estimate. 3.5 Capital Expense Reserves. (a) Borrower shall pay to Lender $732.00 on each Payment Date for payments to or reimbursement of Borrower for Approved Capital Expenses in accordance with this Section 3.5, and Lender will transfer such amounts into a Subaccount (the “Cap/Ex Reserve Subaccount”). Additionally, upon thirty (30) days’ prior notice to Borrower, Lender may reassess the amount of the monthly payment required under this Section 3.5 from time to time in its reasonable discretion (based upon its then current underwriting standards). (b) Provided that no Default or Event of Default is continuing, Lender shall disburse funds held in the Cap/Ex Reserve Subaccount to Borrower, within fifteen (15) days 30 71215191 after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in amounts of at least $5,000 provided that the request for disbursement is accompanied by the following items (which items shall be in form and substance satisfactory to Lender): (i) an Officer’s Certificate in the form of Schedule 8 attached hereto; (ii) copies of Lien waivers or other evidence of payment satisfactory to Lender (together with backup thereto, if requested by Lender in its reasonable discretion), unless the requested disbursement shall be used to pay for such Approved Capital Expense directly (and not reimburse Borrower for the Approved Capital Expense previously paid for by Borrower), in which case Borrower shall be required to deliver such items with respect to the Approved Capital Expense which was the subject of the previous disbursement and conditional lien waivers with respect to the requested items to be paid for from the requested disbursement; (iii) at Lender’s option, a title search for the applicable Individual Property indicating that it is free from all Liens not previously approved by Lender; (iv) if applicable, a copy of each License required to be obtained with respect to the work that is the subject of the Approved Capital Expenses which is the subject of the requested disbursement; and (v) such other evidence as Lender shall request in its reasonable discretion that the Approved Capital Expenses which are the subject of the requested disbursement have been completed and paid for. Lender shall have (if it desires) verified (by an inspection conducted at Borrower’s expense) performance of the work associated with any Approved Capital Expense. Any disbursement of more than $10,000 to pay (rather than reimburse) Approved Capital Expenses may, at Lender’s option, be made by joint check payable to Borrower and the payee of such Approved Capital Expenses. 3.6 Rollover/Leasing Reserves. (a) Borrower shall pay to Lender $500,000.00 (“Upfront Rollover Reserve Deposit”) on the date hereof for payments to or reimbursement of Borrower for Approved Leasing Expenses in accordance with this Section 3.6, and Lender will transfer such amounts into a Subaccount (the “Rollover Reserve Subaccount”). Additionally, commencing on the earlier to occur of (i) the first Payment Date of the first Extension Period, and (ii) the first Payment Date following the date on which less than $150,000 of the Upfront Rollover Reserve Deposit remains on deposit in the Rollover Reserve Subaccount, and continuing on each Payment Date thereafter, Borrower shall pay to Lender $4,455.00 for deposit into the Rollover Reserve Subaccount. Borrower shall also pay to Lender for transfer into the Rollover Reserve Subaccount all Lease Termination Payments received by Borrower. If Lender determines in its reasonable judgment that the funds in the Rollover Reserve Subaccount will be insufficient to pay (or in excess of) the amounts due or to become due for Approved Leasing Expenses, Lender may, upon thirty (30) days’ notice to Borrower, increase (or decrease) the monthly contribution required to be made by Borrower to the Rollover Reserve Subaccount. (b) Provided that no Default or Event of Default is continuing, Lender shall disburse funds held in the Rollover Reserve Subaccount to Borrower, within fifteen (15) days after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in amounts of at least $5,000, provided the request for disbursement is accompanied by the following items (which items shall be in form and substance satisfactory to Lender): (i) an Officer’s Certificate in the form of Schedule 8 attached hereto; (ii) copies of Lien waivers or other evidence of payment satisfactory to Lender (together with backup thereto, if requested by Lender in its reasonable discretion), unless the requested disbursement shall be used to pay for 31 71215191 such Approved Leasing Expenses directly (and not reimburse Borrower for the Approved Leasing Expenses previously paid for by Borrower), in which case Borrower shall be required to deliver such items with respect to the Approved Leasing Expense which was the subject of the previous disbursement and conditional lien waivers with respect to the requested items to be paid for from the requested disbursement; (iii) at Lender’s option, a title search for the applicable Individual Property indicating that it is free from all Liens not previously approved by Lender; (iv) if applicable, a copy of each License required to be obtained with respect to the work that is the subject of the Approved Leasing Expenses which is the subject of the requested disbursement, and (v) such other evidence as Lender shall request in its reasonable discretion that the Approved Leasing Expenses which are the subject of the requested disbursement have been completed and paid for. Lender shall have (if it desires) verified (by an inspection conducted at Borrower’s expense) performance of the work associated with any Approved Leasing Expense. Any disbursement of more than $10,000 to pay (rather than reimburse) Approved Leasing Expenses may, at Lender’s option, be made by joint check payable to Borrower and the payee of such Approved Leasing Expenses. (c) Any Lease Termination Payments and any other funds deposited into the Rollover Reserve Subaccount from the Security Deposit Subaccount in accordance with Section 3.8 below shall be applied, at Lender’s election, towards either (a) subject to the rights of Borrower under the applicable Lease, rent arrearages under such Lease (or to cure any other tenant default under such Lease), (b) debt service shortfalls that may arise as a result of a termination of such Lease (and Borrower hereby authorizes Lender to disburse to itself any such amounts without any request therefor by Borrower) or (c) funding any Approved Leasing Expenses which are anticipated to occur in connection with the re-tenanting of the space under the Lease that was the subject of such termination (in accordance with the terms and conditions of Section 3.6(b) above. 3.7 Casualty/Condemnation Subaccount. Borrower shall pay, or cause to be paid, to Lender all Proceeds or Awards due to any Casualty or Condemnation, and Lender will transfer such amounts to a Subaccount (the “Casualty/Condemnation Subaccount”) in accordance with the provisions of Article 7 hereof. All amounts in the Casualty/Condemnation Subaccount shall be disbursed in accordance with the provisions of Article 7 hereof. 3.8 Security Deposits. Borrower shall keep and hold all security deposits under Leases in accordance with the applicable Lease and applicable Legal Requirements in Borrower’ operating account. After the occurrence of an Event of Default and during the continuance thereof, Borrower shall, upon Lender’s request, if permitted by applicable Legal Requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) under Leases, to be held by Lender or Servicer in a Subaccount (the “Security Deposit Subaccount”) subject to the terms of the Leases and applicable Legal Requirements. Any funds in the Security Deposit Subaccount which Borrower is permitted to retain (i.e., a forfeited security deposit) pursuant to the applicable provisions of any Lease shall be transferred into the Rollover Reserve subaccount, to be applied and disbursed in accordance with the provisions of Section 3.6 hereof. Security deposits held in the Security Deposit Subaccount will either be released by Lender within fifteen (15) days after the delivery by Borrower to Lender of a request therefor together with such evidence as Lender may request in its reasonable discretion that such security deposit is required to be returned to a tenant pursuant to the terms of a Lease, or may be applied as Rent 32 71215191 pursuant to the rights of Borrower under the applicable Lease. Any letter of credit or other instrument that Borrower receives in lieu of a cash security deposit under any Lease entered into after the date hereof shall (i) be maintained in full force and effect in its full amount unless replaced by a cash deposit as hereinabove described and (ii) if permitted pursuant to any Legal Requirements, name Lender as payee or mortgagee thereunder (or at Lender’s option, be fully assignable to Lender). 3.9 Intentionally Omitted. 3.10 Grant of Security Interest; Application of Funds. As security for payment of the Debt and the performance by Borrower of all other terms, conditions and provisions of the Loan Documents, Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, all of Borrower’s right, title and interest in and to all Rents and in and to all payments to or monies held in the Clearing Account, the Deposit Account and all Subaccounts created pursuant to this Agreement (collectively, the “Cash Management Accounts”). Borrower hereby grants to Lender a continuing security interest in, and agrees to hold in trust for the benefit of Lender, all Rents in its possession prior to the (i) payment of such Rents to Lender or (ii) deposit of such Rents into the Clearing Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Cash Management Account, or permit any Lien to attach thereto, or any levy to be made thereon, or any UCC Financing Statements to be filed with respect thereto, except those naming Lender as the secured party. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums in any Cash Management Account in any order and in any manner as Lender shall elect in Lender’s sole and absolute discretion without seeking the appointment of a receiver and without adversely affecting the rights of Lender to foreclose the Lien of the Security Instrument or exercise its other rights under the Loan Documents. Cash Management Accounts shall not constitute trust funds and may be commingled with other monies held by Lender. Provided no Event of Default is continuing, all interest which accrues on the funds in any Cash Management Account (other than the Tax and Insurance Subaccount) shall accrue for the benefit of Borrower and shall be taxable to Borrower and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Upon repayment in full of the Debt, all remaining funds in the Subaccounts, if any, shall be promptly disbursed to Borrower. 3.11 Intentionally Omitted. 4. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants to Lender as of the date hereof that, except to the extent (if any) disclosed on Schedule 3 with reference to a specific Section of this Article 4: 4.1 Title. Borrower has good, marketable and indefeasible title in fee to the real property and good title to the balance of the Property, free and clear of all Liens except the Permitted Encumbrances. 33 71215191

4.2 Physical Condition. Except as may be expressly set forth in the Property Condition Report, the Property, including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects, and there exists no structural or other material defects or damages to any Individual Property, whether latent or otherwise. Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or any termination or threatened termination of any policy of insurance or bond. No portion of any Individual Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, or, if so located, the flood insurance required pursuant to Section 7.1.1 hereof is in full force and effect with respect to that portion of the Property. The Improvements have suffered no material casualty or damage which has not been fully repaired and the cost thereof fully paid. 4.3 Survey/Boundaries. To Borrower’s knowledge, the Survey does not fail to reflect any material matter affecting the Property or the title thereto. To Borrower’s knowledge, all of the Improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and no improvements on adjoining properties encroach upon an Individual Property, and no easements or other encumbrances affecting an Individual Property encroach upon any of the Improvements, so as to affect the value or marketability of any Individual Property, except those which are set forth on the Survey and insured against by the Title Insurance Policy. 4.4 Separate Lots. Each parcel comprising any Individual Property is a separate tax lot and is not a portion of any other tax lot that is not a part of such Individual Property. 4.5 Easements; Utilities and Public Access. All easements, cross easements, licenses, air rights and rights-of-way or other similar property interests (collectively, “Easements”), if any, necessary for the full utilization of the Improvements for their intended purposes have been obtained, are described in the Title Insurance Policy and to Borrower’s knowledge, are in full force and effect without default thereunder. Each Individual Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service it for its intended uses. To Borrower’s knowledge, all public utilities necessary or convenient to the full use and enjoyment of each Individual Property are located in the public right-of-way abutting such Individual Property, and all such utilities are connected so as to serve each Individual Property without passing over other property absent a valid easement. All roads necessary for the use of each Individual Property for its current purpose have been completed and to Borrower’s knowledge, dedicated to public use and accepted by all Governmental Authorities. 4.6 Assessments. There are no pending or, to Borrower’s knowledge, there are no proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to Borrower’s knowledge, are there any contemplated improvements to the Property that may result in such special or other assessments. 34 71215191

4.7 Purchase Options. Neither the Property nor any part thereof is subject to any purchase options, rights of first refusal, rights of first offer or other similar rights in favor of third parties, other than the Right of First Refusal and a right to force a sale following a casualty or condemnation pursuant to Section 6.3 in the Fulton Shops Declaration, Section 11.2 in the 8 Octavia Declaration, Section 11.2 in the 400 Grove Declaration, Section 11.2 in the 450 Hayes Declaration, and Section 11.2.2 in the 388 Fulton Declaration. 4.8 Condemnation. No Condemnation or other proceeding has been commenced or, to Borrower’s knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property. 4.9 Compliance. Borrower and, to Borrower’s knowledge, each Individual Property (including the Improvements) and the use thereof comply in all material respects with all applicable Legal Requirements (including with respect to parking, building and applicable zoning and land use laws, codes, regulations and ordinances) and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Borrower, at any time in force affecting all or any portion of the Property. Borrower has not received any written notice of any default or violation by Borrower of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might have a Material Adverse Effect, and Borrower is otherwise not aware of any such default or violation. Borrower has not committed any act which may give any Governmental Authority the right to cause Borrower to forfeit the Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. Each Individual Property is used exclusively for retail use and other appurtenant and related uses. All certifications, permits, licenses and approvals, including certificates of completion and occupancy permits required of Borrower for the legal use, occupancy and operation of the Property for its current use (collectively, the “Licenses”), have been obtained and are in full force and effect. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for the Property and all other restrictions, covenants and conditions affecting the Property. In the event that all or any part of the Improvements are destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits. No legal proceedings are pending or, to the knowledge of Borrower, threatened with respect to the zoning of any Individual Property. Neither the zoning nor any other right to construct, use or operate any Individual Property is in any way dependent upon or related to any property other than such Individual Property. 4.10 Valid and First Lien. The Security Instrument when properly recorded in the appropriate records, together with any UCC Financing Statements required to be filed in connection therewith, will create (i) a valid and perfected first priority lien on Borrower’s interest in the Property and (ii) valid and perfected first priority security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. There are no mechanics’, materialman’s or other similar Liens or claims which have been filed for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal or coordinate priority with, the Liens created by the Loan Documents. The Permitted 35 71215191

Encumbrances, individually or in the aggregate, do not have a Material Adverse Effect or impair Borrower’s ability to repay the Loan. 4.11 Filing, Recording and Other Taxes. All transfer Taxes, deed stamps, intangible Taxes or other amounts in the nature of transfer Taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of the Property to Borrower have been paid or are being paid simultaneously herewith. All mortgage, mortgage recording, stamp, intangible or other similar Taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid or are being paid simultaneously herewith. All Taxes and governmental assessments due and owing in respect of the Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established hereunder or are insured against by the Title Insurance Policy. 4.12 Tax Filings. To the extent required, Borrower has filed (or has obtained effective extensions for filing) all federal, state, commonwealth, district and local Tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state, commonwealth, district and local Taxes, charges and assessments payable by Borrower. Borrower’s Tax returns (if any) properly reflect the income and Taxes of Borrower for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable Tax authority upon audit. 4.13 Proceedings; Enforceability. Each Borrower has the power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party and all the transactions contemplated thereby. The Loan Documents to which Borrower is a party have been duly authorized, executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Guarantor including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and none of Borrower or Guarantor have asserted any right of rescission, set-off, counterclaim or defense with respect thereto. 4.14 No Conflicts. The execution, delivery and performance of the Loan Documents by Borrower and the transactions contemplated hereby will not conflict with any provision of any law or regulation to which Borrower is subject, or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property of Borrower pursuant to the terms of, any agreement or instrument or organizational document to which Borrower is a party or by which it or its property is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any of its properties. Borrower’s rights under the Licenses and the Management Agreement will not be adversely affected by the execution and delivery of the Loan Documents, Borrower’s performance thereunder, the recordation of the 36 71215191

Security Instrument, or the exercise of any remedies by Lender. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority or any other Person required for the execution, delivery and performance by Borrower of, or compliance by Borrower with, the Loan Documents or the consummation of the transactions contemplated hereby, has been obtained and is in full force and effect. 4.15 Organization; Special Purpose. (a) Each of Borrower and Sole Member has been duly organized and is validly existing and in good standing under the laws of the state of its formation, with requisite power and authority, and all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Each of Borrower and Sole Member is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations. (b) Except as set forth on Schedule 3 attached hereto, each of Borrower and Sole Member has at all times since its formation been, and as of the date hereof is, a Special Purpose Bankruptcy Remote Entity. 4.16 Other Debt. There is no indebtedness with respect to the Property or any indebtedness secured by excess cash flow or any residual interest therein, whether secured or unsecured, other than Permitted Encumbrances and Permitted Indebtedness. 4.17 Ownership of Borrower. SRT SF RETAIL’s exact legal name is: SRT SF Retail I, LLC. SRT SF RETAIL is of the following organizational type: limited liability company, and the jurisdiction in which SRT SF RETAIL is organized is: Delaware. SRT SF RETAIL’s U.S. federal tax I.D. number is 80-0277264 and SRT SF RETAIL’s Delaware Organizational I.D. number is 6016778. SRT LA RETAIL’s exact legal name is: SRT LA Retail, LLC. SRT LA RETAIL is of the following organizational type: limited liability company, and the jurisdiction in which SRT LA RETAIL is organized is: Delaware. SRT LA RETAIL’s U.S. federal tax I.D. number is 80-0277264 and SRT LA RETAIL’s Delaware Organizational I.D. number is 6242065. The sole managing member of each of SRT SF RETAIL and SRT LA RETAIL is Sole Member. Strategic Realty Operating Partnership, L.P. is the sole member of SRT Secured Holdings, LLC, which is the sole member of Sole Member. The membership interests in SRT SF RETAIL, SRT LA RETAIL and Sole Member are owned free and clear of all Liens, warrants, options and rights to purchase. Neither SRT SF RETAIL nor SRT LA RETAIL has any obligation to any Person to purchase, repurchase or issue any ownership interest in it. The organizational chart attached hereto as Schedule 5 is complete and accurate and illustrates all Persons who have a direct or indirect ownership interest in SRT SF RETAIL and SRT LA RETAIL. 4.18 Name; Principal Place of Business. Borrower does not use and will not use any trade name and has not done and will not do business under any name other than its actual name set forth herein. The principal place of business of Borrower is its primary address for notices as set forth in Section 6.1, and Borrower has no other place of business, other than the Property. 37 71215191

4.19 No Bankruptcy Filing. Neither Borrower, Guarantor, Sole Member nor any Person that directly or indirectly Controls Borrower or Sole Member is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of Borrower’s assets or properties (a “Bankruptcy Proceeding”), and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons. In addition, neither Borrower nor Sole Member, Guarantor, nor any principal nor Affiliate of Borrower, Sole Member, or Guarantor has been a party to, or the subject of a Bankruptcy Proceeding for the past ten (10) years. 4.20 Fraudulent Transfer. Borrower has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower’s assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower’s total liabilities, including subordinated, unliquidated, disputed or contingent liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower’s assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of the obligations of Borrower). 4.21 ERISA; No Plan Assets. As of the date hereof and throughout the Term (i) neither Borrower, Guarantor nor any of the Commonly Controlled Entities sponsor, are obligated to contribute to, or are themselves an “employee benefit plan,” as defined in Section 3(3) of ERISA or a “plan” as defined in Section 4975 of the Code, (ii) none of the assets of Borrower or Guarantor constitutes or will constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, as modified in operation by Section 3(42) of ERISA, (iii) neither Borrower nor Guarantor is or will be a “governmental plan” within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with Borrower or Guarantor are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans. As of the date hereof, neither Borrower, Guarantor nor any ERISA Affiliate maintains, sponsors or contributes to or has any obligation with respect to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a “multiemployer pension plan” (within the meaning of Section 3(37)(A) of ERISA). Neither Borrower nor Guarantor has engaged in any transaction in connection with which it could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material Tax imposed under the provisions of Section 4975 of the Code. 4.22 Litigation. There are no actions, suits or other proceedings at law or in equity by or before any Governmental Authority now pending or to Borrower’s knowledge, threatened against or affecting Borrower, Sole Member, Guarantor, the Manager or the Property, which, if adversely determined, might have a Material Adverse Effect. 38 71215191

4.23 Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which might have a Material Adverse Effect. Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any Governmental Authority, which default might have consequences that would have a Material Adverse Effect. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound, and to Borrower’s knowledge, there are no defaults under any such agreement by any other party thereto. 4.24 Full and Accurate Disclosure. No statement of fact made by Borrower in any Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to Borrower that has not been disclosed to Lender or, as far as Borrower can foresee, might have a Material Adverse Effect. All financial data, including the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of Borrower, Guarantor and the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of Borrower, Guarantor and the Property as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for Taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments or any liabilities or obligations not expressly permitted by this Agreement. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower, Guarantor or the Property from that set forth in said financial statements. 4.25 Leases. The rent roll for each Individual Property attached hereto as Schedule 4 (the “Rent Roll”) is true, complete and correct and no Individual Property is subject to any Leases other than the Leases described in the Rent Roll. Except as set forth on the Rent Roll or in a tenant estoppel certificate delivered to Lender in connection with the closing of the Loan: (i) each Lease is in full force and effect and all conditions precedent to each tenant’s obligations under the related Lease have been satisfied; (ii) the tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises, have commenced the payment of rent under the Leases, and to the best of Borrower’s knowledge, there are no offsets, claims or defenses to the enforcement thereof; (iii) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent; (v) no tenant has made any claim against the landlord under any Lease which remains outstanding, there are no defaults on the part of the landlord under any Lease, and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default; (vi) to Borrower’s knowledge, there is no present material default by the tenant under any Lease; (vii) all security deposits under Leases are as set forth on the Rent Roll and are held consistent with Section 3.7; (viii) Borrower is the sole owner of the entire lessor’s interest in each Lease; (ix) each Lease is the valid, binding and enforceable obligation of the Borrower and, to the Borrower’s knowledge, the applicable tenant thereunder, subject to 39 71215191 applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; (x) no Person has any possessory interest in, or right to occupy, the Property except under the terms of the Leases; (xi) each Lease is, or as of the Loan Closing will be, subordinate to the Loan Documents, either pursuant to its terms or pursuant to a subordination and attornment agreement; (xii) all work to be performed by the landlord under each Lease has been performed as required and has been accepted by the tenant under such Lease; (xiii) any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by the landlord to any tenant under any Lease has already been received by such tenant; (xiv) no tenant under any Lease (or any sublease) is an Affiliate of Borrower; (xv) all tenants under the Leases are open for business and paying full, unabated rent; (xvi) there are no brokerage fees or commissions due and payable in connection with the leasing of space at the Property; and (xvii) to the Borrower’s knowledge, no tenant under any Lease has assigned its Lease or sublet all or any portion of the premises demised thereby, no such tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises. The copies of the Leases delivered to Lender are true and complete, and there are no oral agreements with respect thereto. None of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. As of the Loan Closing, neither the Leases nor the Rents are assigned or pledged except to Lender. To Borrower’s knowledge, no tenant has made an assignment for the benefit of creditors, or is subject to any federal or state bankruptcy or reorganization arrangement pursuant to federal bankruptcy law or any similar federal or state law, or any proceeding for the dissolution or liquidation of such tenant. 4.26 Contracts; Major Contracts. (a) There are no service, maintenance or repair contracts affecting the Property that are not terminable on one month’s notice or less without cause and without penalty or premium. All service, maintenance or repair contracts affecting the Property have been entered into at arms-length in the ordinary course of Borrower’s business. Each of such agreements is in full force and effect, there are no monetary or other material defaults by Borrower thereunder and, to the knowledge of Borrower, there are no monetary or other material defaults thereunder by any other party thereto. No agreement or instrument to which Borrower is a party or is subject, or to which the Property is subject, provides any Person with the right to obtain, a Lien on the Property superior to the Lien of the Security Instrument. (b) Borrower has delivered true, correct and complete copies of the Major Contracts (including all amendments and supplements thereto) to Lender. Borrower has not entered into, and is not bound by, any Major Contract which continues in existence, except those previously disclosed in writing to Lender. None of Borrower, Manager or any other Person acting on Borrower’s behalf has given or received any notice of default under any Major Contract that remains uncured or in dispute. Except for Manager under the Management Agreement, no Major Contract has as a party an Affiliate of Borrower. 4.27 Management Agreement. The Management Agreements are in full force and effect. There is no default, breach or violation existing thereunder, and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation thereunder, by either party thereto. 40 71215191

4.28 Operations Agreements. Each Operations Agreement is in full force and effect and neither Borrower nor, to Borrower’s knowledge, any other party to any Operations Agreement, is in default thereunder (provided, however, with respect to the Declaration, the “other party” thereto applies solely to the condominium associations governing each such Individual Property other than with respect to the Fulton Shops Declaration, in which case, it also means the Market Owner (as defined therein)), and to Borrower’s knowledge, there are no conditions which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. 4.29 Hazardous Substances. (i) Except as set forth in the Environmental Report, the Property is not in violation of any Legal Requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including the California Environmental Quality Act, the applicable provisions of the California Health and Safety Code, California Labor Code, the California Water Code, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any Legal Requirements relating to Toxic Mold, any state super-lien and environmental clean-up statutes, any local law requiring related permits and licenses, any common law relating to Toxic Mold or other Hazardous Substances, and all amendments to and regulations in respect of the foregoing laws (collectively, “Environmental Laws”); (ii) the Property is not subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic and/or dangerous substances, including, Toxic Mold, or any other substances or materials which are included under or regulated by Environmental Laws (collectively, “Hazardous Substances”); (iii) to Borrower’s knowledge, except as set forth in the Environmental Report, no Hazardous Substances are or have been (including the period prior to Borrower’s acquisition of the Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Property other than in compliance with all Environmental Laws; (iv) to Borrower’s knowledge, except as set forth in the Environmental Report, no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Property; (v) no underground storage tanks exist on the Property and the Property has never been used as a landfill; and (vi) there have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of Borrower which have not been provided to Lender. 4.30 Embargoed Person. None of the funds or assets of any Guarantor or of Borrower constitute property of, or are beneficially owned directly or, to Borrower’s knowledge, indirectly, by any Embargoed Person (as hereinafter defined), (b) no Embargoed Person has any direct interest, and to Borrower’s knowledge, as of the date hereof, based upon reasonable inquiry by Borrower, indirect interest, of any nature whatsoever in Borrower or any Guarantor, as applicable, with the result that the investment in Borrower or any Guarantor, as applicable (whether directly or indirectly), is prohibited by any Legal Requirement or the Loan is in violation of any Legal Requirement and (c) neither Borrower nor any constituent member of Borrower has been previously indicted for or convicted of any Patriot Act Offense, or is 41 71215191 currently under investigation by any Governmental Authority with respect to any alleged Patriot Act Offense. 4.31 Anti-Money Laundering. None of the funds of Borrower, Sole Member or any Guarantor, as applicable, that are used to consummate this transaction or to operate the Property are derived from or are the proceeds of any unlawful activity, with the result that the investment in Borrower, Sole Member or any Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law or may cause any of the Property to be subject to forfeiture or seizure. Borrower has ascertained the identity of all persons and entities who have provided funds to capitalize Borrower and has conducted verification procedures which are sufficient to establish the identity and source of such funds. 4.32 Federal Reserve Regulations; Investment Company Act; Bank Holding Company. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with Regulation U or any other regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document. Borrower is not (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; or (ii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. Borrower is not a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System. All of the representations and warranties in this Article 4 and elsewhere in the Loan Documents (i) shall survive for so long as any portion of the Debt remains owing to Lender and (ii) shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf, provided, however, that the representations, warranties and covenants set forth in Section 4.29 shall survive in perpetuity. 5. COVENANTS Until the end of the Term, Borrower hereby covenants and agrees with Lender that: 5.1 Warranty of Title. Borrower will warrant and defend the title to the Property, and the validity and priority of all Liens granted or otherwise given to Lender under the Loan Documents, subject only to Permitted Encumbrances, against the claims of all Persons. 5.2 Existence. Each of Borrower and Sole Member shall (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, and franchises; (ii) continue to engage in the business presently conducted by it; (iii) obtain and maintain all Licenses and all applicable governmental authorizations; and (iv) qualify to do business and remain in good standing under the laws of each jurisdiction, in each case as and to the extent required for the ownership, maintenance, management and operation of the Property. 5.3 Dissolution. Borrower shall not (i) engage in any dissolution, liquidation or consolidation, division or merger with or into any one or more other business entities or (ii) 42 71215191 cause, permit or suffer Sole Member to dissolve, divide, wind up or liquidate or take any action, or omit to take any action, as a result of which Sole Member would be dissolved, divided, wound up or liquidated in whole or in part. 5.4 Change of Name, Identity or Structure. Borrower shall not change its name, identity (including its trade name or names) or Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender, which consent may be conditioned upon receipt of opinions of counsel reasonably requested by Lender. Borrower hereby authorizes Lender to file, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement amendment required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property. Borrower shall at all times maintain, preserve and protect all franchises and trade names. 5.5 Principal Place of Business. Borrower shall not change its principal place of business or chief executive office without first giving Lender thirty (30) days’ prior notice. 5.6 Special Purpose Bankruptcy Remote Entity. Each of Borrower and Sole Member shall at all times be a Special Purpose Bankruptcy Remote Entity. Neither Borrower nor Sole Member shall directly or indirectly make any change, amendment or modification to its organizational documents, or otherwise take any action which could result in Borrower or Sole Member not being a Special Purpose Bankruptcy Remote Entity. A “Special Purpose Bankruptcy Remote Entity” shall have the meaning set forth on Schedule 6 hereto. 5.7 Intentionally Omitted. 5.8 Change in Business or Operation of Property. Borrower shall not (i) transfer, lease or sell, in one transaction or any combination of transactions, all or substantially all of the property or assets of Borrower except to the extent expressly permitted by the Loan Documents or (ii) make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business or otherwise cease to operate any Individual Property as a retail property or terminate such business for any reason whatsoever (other than temporary cessation in connection with renovations to the Property). 5.9 Indebtedness. Borrower shall not directly or indirectly create, incur or assume any indebtedness other than (i) the Debt and (ii) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of an Individual Property, which in the case of such unsecured trade payables (A) are not evidenced by a note, (B) do not exceed, at any time, a maximum aggregate amount of two percent (2%) of the Allocated Loan Amount with respect to the applicable Individual Property and (C) are paid within thirty (30) days of the date incurred (collectively, “Permitted Indebtedness”). 43 71215191

5.10 Liens. Without Lender’s prior written consent, Borrower shall not create, incur, assume, permit or suffer to exist any Lien on all or any portion of the Property or any direct or indirect legal or beneficial ownership interest in Borrower or Sole Member, except Liens in favor of Lender and Permitted Encumbrances, unless such Lien is bonded, discharged, or otherwise satisfied in Lender’s sole discretion, within thirty (30) days after Borrower first receives notice of such Lien. 5.11 Prohibited Transfers. Borrower shall not directly or indirectly make, suffer or permit the occurrence of any Transfer other than a Permitted Transfer. Borrower shall provide Lender with copies of all organizational documents (if any) relating to any Permitted Transfer. Borrower shall pay on demand all of the reasonable costs and expenses incurred by Lender, including reasonable attorneys’ fees and expenses in connection with considering any proposed Transfer, whether or not the same is permitted or occurs. 5.12 Taxes and Other Charges. Borrower shall pay all Property Taxes and Other Charges as the same become due and payable, and deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Property Taxes and the Other Charges have been so paid no later than thirty (30) days before they would be delinquent if not paid (provided, however, that Borrower need not pay any Real Estate Taxes nor furnish such receipts for payment of Real Estate Taxes paid by Lender pursuant to Section 3.3 hereof). Borrower shall promptly pay for all utility services provided to the Property. After prior notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application of any Property Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and is continuing, (ii) such proceeding shall be permitted under and be conducted in accordance with all applicable statutes, laws and ordinances, (iii) such proceeding shall suspend the collection of the Property Taxes or such Other Charges, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) no part of or interest in the Property will be in danger of being sold, forfeited, terminated, canceled or lost, (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Property Taxes or Other Charges, together with all interest and penalties thereon, which shall not be less than one hundred twenty-five percent (125%) of the Property Taxes and Other Charges being contested, (vii) Borrower shall promptly upon final determination thereof pay the amount of such Property Taxes or Other Charges, together with all costs, interest and penalties, (viii) such contest shall not affect the ownership, use or occupancy of the Property, and (ix) Borrower shall, upon request by Lender, give Lender prompt notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (i) through (viii) of this Section 5.12. Lender may pay over any such security or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of the Security Instrument being primed by any related Lien. 5.13 No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property (i) with any other real property constituting a tax lot 44 71215191 separate from such Individual Property, or (ii) with any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property. 5.14 Repairs; Maintenance and Compliance; Alterations. 5.14.1 Repairs; Maintenance and Compliance. Borrower shall cause each Individual Property to be maintained in a good and safe condition and repair and shall not remove, demolish or alter the Improvements or Equipment (except for alterations performed in accordance with Section 5.14.2 and normal replacement of Equipment with Equipment of equivalent value and functionality). Borrower shall promptly repair, replace or rebuild any part of the Property that becomes damaged, worn or dilapidated and shall complete and pay for any Improvements at any time in the process of construction or repair. Borrower shall promptly comply with all Legal Requirements and immediately cure any violation of a Legal Requirement. Borrower shall notify Lender in writing within one Business Day after Borrower first receives notice of any such non-compliance. 5.14.2 Alterations. Borrower may, without Lender’s consent, perform alterations to the Improvements and Equipment which (i) do not constitute a Material Alteration, (ii) do not adversely affect Borrower’s financial condition or the value or net operating income of an Individual Property and (iii) are in the ordinary course of Borrower’s business. Borrower shall not perform any Material Alteration without Lender’s prior written consent, which consent shall not be unreasonably withheld or delayed. In connection with any Material Alteration, (i) at Lender’s election, if the aggregate cost for the Material Alteration is expected to exceed $250,000, (x) Lender shall have received and approved (which approval shall not be unreasonably withheld, conditioned or delayed), any general contractor’s agreement, architect’s agreement, or engineer’s agreement and the plans and specifications for such work prepared by a licensed architect or licensed engineer, in such instances where it is customary to have such plans and specifications prepared by a licensed architect (e.g., work of a structural nature) or licensed engineer, and (y) Lender shall have approved (which approval, including as to any reasonable list of proposed general contractors, architects or engineers submitted by Borrower, shall not be unreasonably withheld, conditioned or delayed) the general contractor and architect retained for such work; (ii) if, in connection with any work the cost of which equals or exceeds $250,000, Lender has retained a construction consultant (at Borrower’s sole cost and expense) to monitor the work in question, Lender shall have received a report from such construction consultant that all of the work completed has been done substantially in compliance with the approved plans and specifications and applicable Legal Requirements; and (iii) Lender may, as a condition to giving its consent to a Material Alteration, require that Borrower deliver to Lender security for payment of the cost of such Material Alteration in an amount equal to one hundred twenty-five percent (125%) of the cost of the Material Alteration as estimated by Lender, which amount shall periodically be disbursed to Borrower during the course of such Material Alteration in accordance with the procedures and requirements set forth in Section 3.5(b) relating to disbursement of funds for Approved Capital Expenses. Upon substantial completion of the Material Alteration, Borrower shall provide evidence satisfactory to Lender that (i) the Material Alteration was constructed in accordance with applicable Legal Requirements and substantially in accordance with the plans and specifications approved by Lender, if applicable; (ii) all 45 71215191 contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien; and (iii) all material Licenses necessary for the use, operation and occupancy of the portion of the Property that is the subject of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued. Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including the reasonable fees of any architect, engineer or other professional engaged by Lender) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 5.14.2. 5.15 Access to Property. Subject to the rights of tenants under the Leases and subject to the Operations Agreements, Borrower shall permit agents, representatives, consultants and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice. 5.16 Environmental Matters. 5.16.1 Hazardous Substances. So long as Borrower owns or is in possession of the Property, Borrower shall (i) keep the Property free from Hazardous Substances and in compliance with all Environmental Laws, (ii) promptly notify Lender if Borrower shall become aware that (A) any Hazardous Substance is on or near any Individual Property, (B) any Individual Property is in violation of any Environmental Laws or (C) any condition on or near any Individual Property shall pose a threat to the health, safety or welfare of humans and (iii) remove such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Lender in the case of removal which is not required by law, but in response to the opinion of a licensed hydrogeologist, licensed environmental engineer or other qualified environmental consulting firm engaged by Lender (“Lender’s Consultant”)), promptly after Borrower becomes aware of same, at Borrower’s sole expense. Any removal, remediation and/or cure of any violation relating to Toxic Mold shall include, without limitation, all acts required to clean and disinfect any portions of any Individual Property affected by Toxic Mold and to eliminate the source(s) of Toxic Mold in or on any Individual Property, including, providing any necessary moisture control systems at any Individual Property. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal, remediation or cure. 5.16.2 Environmental Monitoring. (a) Borrower shall give prompt written notice to Lender of (i) any proceeding or inquiry by any party (including any Governmental Authority) with respect to the presence of any Hazardous Substance on, under, from or about any Individual Property, (ii) all claims made or threatened by any third party (including any Governmental Authority) against Borrower or any Individual Property or any party occupying any Individual Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) Borrower’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Individual Property that could cause any Individual Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Upon becoming aware of the presence of mold or fungus at any Individual Property, Borrower shall (i) undertake an investigation to identify the source(s) of such mold or 46 71215191 fungus and shall develop and implement an appropriate remediation plan to eliminate the presence of any Toxic Mold, (ii) perform or cause to be performed all acts reasonably necessary for the remediation of any Toxic Mold (including taking any action necessary to clean and disinfect any portions of any Individual Property affected by Toxic Mold, including providing any necessary moisture control systems at any Individual Property), and (iii) provide evidence satisfactory to Lender (in Lender’s reasonable discretion) of the foregoing. Borrower shall permit Lender to join and participate in, as a party if Lender so elects, any legal or administrative proceedings or other actions initiated with respect to any Individual Property in connection with any Environmental Law or Hazardous Substance, and Borrower shall pay all reasonable attorneys’ fees and disbursements incurred by Lender in connection therewith. (b) Upon Lender’s reasonable request, at any time and from time to time, Borrower shall provide an inspection or audit of any Individual Property prepared by Lender’s Consultant, and if Lender in its good faith judgment determines that reasonable cause exists for the performance of such environmental inspection or audit, then the cost and expense of such audit or inspection shall be paid by Borrower. Such inspections and audit may include soil borings and ground water monitoring. If Borrower fails to provide any such inspection or audit within thirty (30) days after such request, Lender may order same, and, subject to the rights of tenants under Leases and subject to the Declaration, Borrower hereby grants to Lender and its employees and agents access to any Individual Property and a license to undertake such inspection or audit. (c) If any investigation, site monitoring, containment, cleanup, removal, restoration or other work of any kind is reasonably necessary under an applicable Environmental Law (“Remedial Work”), Borrower shall commence all such Remedial Work within thirty (30) days after becoming aware of the same (including by way of notice from Lender) and thereafter diligently prosecute to completion all such Remedial Work within such period of time as may be required under applicable law). All Remedial Work shall be performed by licensed contractors approved in advance by Lender and under the supervision of a consulting engineer approved by Lender. All costs of such Remedial Work shall be paid by Borrower, including Lender’s reasonable attorneys’ fees and disbursements incurred in connection with the monitoring or review of such Remedial Work. If Borrower does not timely commence and diligently prosecute to completion the Remedial Work, Lender may (but shall not be obligated to) cause such Remedial Work to be performed at Borrower’s expense. Notwithstanding the foregoing, Borrower shall not be required to commence such Remedial Work within the above specified time period: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time period would result in Borrower or such Remedial Work violating any Environmental Law, or (z) if Borrower, at its expense and after prior written notice to Lender, is contesting by appropriate legal, administrative or other proceedings, conducted in good faith and with due diligence, the need to perform Remedial Work. Borrower shall have the right to contest the need to perform such Remedial Work, provided that, (1) Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited or lost if Borrower fails to promptly perform the Remedial Work being contested, and if Borrower fails to prevail in such contest, Borrower would thereafter have the opportunity to perform such Remedial Work, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of civil liability for which Borrower has not 47 71215191 furnished additional security as provided in clause (4) below, or to any risk of criminal liability, and neither the Property nor any interest therein would be subject to the imposition of any Lien for which Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to perform such Remedial Work and (4) Borrower shall have furnished to Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from Borrower’s failure to prevail in such contest in such amount as may be requested by Lender in its reasonable discretion but in no event less than one hundred twenty- five percent (125%) of the cost of such Remedial Work as estimated by Lender or Lender’s Consultant and any loss or damage that may result from Borrower’s failure to prevail in such contest. (d) Borrower shall not install or permit to be installed on any Individual Property any underground storage tank. 5.16.3 O & M Program. In the event any environmental report delivered to Lender in connection with the Loan (including in connection with any inspection or audit provided pursuant to Section 5.16.2) recommends the development of or continued compliance with an operation and maintenance program for any Individual Property (including with respect to the presence of asbestos and/or lead-based paint) (“O & M Program”), Borrower shall develop (or continue to comply with, as the case may be) such O & M Program and shall, during the Term, comply in all material respects with the terms and conditions of the O & M Program. 5.17 Leases. 5.17.1 Material Leases. Borrower shall not enter into a proposed Material Lease or a proposed renewal, extension or modification of an existing Material Lease without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. Prior to seeking Lender’s consent to any Material Lease, Borrower shall deliver to Lender a copy of such proposed lease (a “Proposed Material Lease”) blacklined to show changes from the standard form of Lease approved by Lender and then being used by Borrower, together with any information requested by Lender in its reasonable discretion relating to the proposed tenant and lease guarantor (if applicable), including any credit and background checks performed by Borrower relating to such tenant and lease guarantor. Lender shall approve or disapprove each Proposed Material Lease or proposed renewal, extension or modification of an existing Material Lease for which Lender’s approval is required under this Agreement within ten (10) Business Days of the submission by Borrower to Lender of a written request for such approval, accompanied by a final copy of the Proposed Material Lease or proposed renewal, extension or modification of an existing Material Lease. If requested by Borrower, Lender will grant conditional approvals of Proposed Material Leases or proposed renewals, extensions or modifications of existing Material Leases at any stage of the leasing process, from initial “term sheet” through negotiated lease drafts, provided that Lender shall retain the right to disapprove any such Proposed Material Lease or proposed renewal, extension or modification of an existing Material Lease, if subsequent to any preliminary approval, material changes are made to the terms previously approved by Lender, or additional material terms are added that had not previously been considered and approved by Lender in connection with such Proposed Material Lease or proposed renewal, extension or modification of an existing Material Lease. 48 71215191

5.17.2 Minor Leases. Provided that no Event of Default is continuing, renewals, amendments and modifications of existing Leases and proposed leases, shall not be subject to the prior approval of Lender provided (i) the proposed lease would be a Minor Lease or the existing Lease as amended or modified or the renewal Lease is a Minor Lease, (ii) the proposed lease shall be written substantially in accordance with the standard form of Lease which shall have been approved by Lender, (iii) the Lease as amended or modified or the renewal Lease or series of leases or proposed lease or series of leases: (a) shall provide for net effective rental rates comparable to existing local market rates, (b) shall be an arm’s length transaction with a bona fide, independent third-party tenant, (c) shall provide that any free rent or other rental concessions will be applied at the commencement of the term thereof, (d) shall have a term (together with all renewal options) of not less than three (3) years or greater than ten (10) years, (e) shall provide for automatic self-operative subordination to the Security Instrument and, at Lender’s option, (x) attornment to Lender and (y) the unilateral right by Lender, at the option of Lender, to subordinate the Lien of the Security Instrument to the Lease, and (f) shall not contain any option to purchase, any right of first refusal to purchase, any right to terminate (except in the event of the destruction or condemnation of substantially all of the applicable Individual Property), any requirement for a non-disturbance or recognition agreement, or any other provision which might adversely affect the rights of Lender under the Loan Documents in any material respect. Borrower shall deliver to Lender copies of all Leases which are entered into pursuant to the preceding sentence together with Borrower’s certification that it has satisfied all of the conditions of the preceding sentence within ten (10) days after the execution of the Lease. 5.17.3 Additional Covenants with Respect to Leases. Borrower (i) shall observe and perform the material obligations imposed upon the lessor under the Leases and shall not do or permit anything to be done that would impair the value of the Leases as security for the Debt; (ii) shall promptly send to Lender copies of all notices of default that Borrower shall send or receive under any Lease; (iii) shall enforce, in accordance with commercially reasonable practices for properties similar to the Individual Property in question, the terms, covenants and conditions in the Leases to be observed or performed by the lessees, short of termination thereof; (iv) shall not collect any of the Rents more than one month in advance (other than security deposits); (v) shall not execute any other assignment of lessor’s interest in the Leases or the Rents (except as contemplated by the Loan Documents); (vi) shall not modify any Lease in a manner inconsistent with the Loan Documents; (vii) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees under Leases; (viii) shall not consent to any assignment of or subletting under any Material Lease unless required in accordance with its terms without the prior consent of Lender, which, with respect to a subletting, shall not be unreasonably withheld or delayed; and (ix) shall not cancel or terminate any Lease or accept a surrender thereof (except in the exercise of Borrower’s commercially reasonable judgment in connection with a tenant default under a Minor Lease) without the prior consent of Lender, which consent shall not be unreasonably withheld or delayed. Upon request, Borrower shall furnish Lender with executed copies of all Leases then in effect. 5.18 Property Management. 5.18.1 Management Agreement. Borrower shall (i) cause each Individual Property to be managed pursuant to the applicable Management Agreement; (ii) promptly 49 71215191 perform and observe all of the covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its rights thereunder; (iii) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the applicable Management Agreement; (iv) promptly notify Lender of any default under the applicable Management Agreement of which it is aware; and (v) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditure plan, and property improvement plan and any other notice, report and estimate received by Borrower under the applicable Management Agreement. Without Lender’s prior written consent, Borrower shall not (a) surrender, terminate, cancel, extend or renew any Management Agreement or otherwise replace the Manager or enter into any other management agreement (except pursuant to Section 5.18.2); (b) reduce or consent to the reduction of the term of any Management Agreement; (c) increase or consent to the increase of the amount of any charges under any Management Agreement; (d) otherwise modify, change, supplement, alter or amend in any material respect, or waive or release any of its rights and remedies under, any Management Agreement; or (e) suffer or permit the occurrence and continuance of a default beyond any applicable cure period under the Management Agreement (or any successor management agreement) if such default permits the Manager to terminate the applicable Management Agreement (or such successor management agreement). 5.18.2 Termination of Manager. If (i) intentionally omitted, (ii) an Event of Default shall be continuing, (iii) Manager is in default under the Management Agreement beyond applicable notice and cure periods, (iv) Manager shall become a debtor in any bankruptcy or insolvency proceeding or (v) upon the gross negligence, malfeasance or willful misconduct of Manager, Borrower shall, within thirty (30) days following request by Lender, terminate the Management Agreement and replace Manager with a replacement manager acceptable to Lender in Lender’s reasonable discretion and, if the Loan is included in a Securitization, the applicable Rating Agencies, on terms and conditions satisfactory to Lender and, if the Loan is included in a Securitization, the applicable Rating Agencies. Borrower’s failure to appoint an acceptable manager within thirty (30) days after Lender’s request of Borrower to terminate the Management Agreement shall constitute an immediate Event of Default. Borrower may from time to time appoint a successor manager to manage the Property, which successor manager and Management Agreement shall be approved in writing by Lender in Lender’s reasonable discretion and, if the Loan is included in a Securitization, the applicable Rating Agencies. If at any time Lender consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Lender’s consent, execute a consent and subordination of management agreement substantially in the form of the Consent and Subordination of Manager of even date herewith executed and delivered by Manager to Lender. 5.19 Approval of Major Contracts. Borrower shall not, without Lender’s prior consent: (a) enter into, surrender or terminate any Major Contract to which it is a party or to which Borrower or the Property is subject (unless the other party thereto is in material default and the termination of such agreement would be commercially reasonable), (b) increase or consent to the increase of the amount of any charges under any Major Contract to which it is a party or to which Borrower or the Property is subject, except as provided therein or on an arm’s- length basis and commercially reasonable terms; or (c) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any Major Contract to 50 71215191 which it is a party or to which Borrower or the Property is subject in any material respect, except on an arm’s-length basis and commercially reasonable terms. 5.20 Zoning. Borrower shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender. 5.21 Licenses. Borrower shall not Transfer any License required for the operation of the Property. 5.22 Compliance with Restrictive Covenants, Etc. Borrower shall at all times comply in all material respects with all Operations Agreements. Borrower will not enter into, modify, waive in any material respect or release any Easements, Operations Agreements or other Permitted Encumbrances, or suffer, consent to or permit the foregoing, without Lender’s prior written consent. 5.23 Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by it pursuant to the terms of any agreement or instrument affecting or pertaining to the Property. 5.24 ERISA. (a) Neither Borrower nor Guarantor shall engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender or any assignee of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or Section 4975 of the Code. (b) Borrower’s and Guarantor’s covenant in clause (a) above is based on the assumption that no portion of the assets used by Lender in connection with the transactions contemplated under this Agreement and the other Loan Documents constitutes assets of a “benefit plan investor” as defined in Section 3(42) of ERISA and with respect to which Borrower or Guarantor is a party in interest (as defined in Section 3(14) of ERISA) or a disqualified person (as defined in Section 4975 of the Code) unless the conditions of an available prohibited transaction exemption are satisfied. (c) Neither Borrower nor Guarantor shall maintain, sponsor, contribute to or become obligated to contribute to, or suffer or permit any ERISA Affiliate to, maintain, sponsor, contribute to or become obligated to contribute to, any Plan or any Welfare Plan or permit the assets of Borrower or Guarantor to become “plan assets,” within the meaning of 29 C.F.R. 2510.3-101, as modified in application by Section 3(42) of ERISA. (d) Borrower shall deliver to Lender such certifications or other evidence from time to time throughout the Term, as requested by Lender, that: (i) neither Borrower nor Guarantor is or maintains an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 51 71215191

3(32) of ERISA; (ii) neither Borrower nor Guarantor is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) neither the assets of Borrower nor Guarantor constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA. 5.25 Expenses. Borrower shall pay or, if Borrower fails to pay, reimburse Lender upon receipt of notice from Lender for all out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender or Servicer in connection with the Loan, including (i) the preparation, negotiation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby and all the costs of furnishing all opinions by counsel for Borrower; (ii) Borrower’s ongoing performance under and compliance with the Loan Documents, including (x) confirming compliance with environmental and insurance requirements, (y) intentionally omitted, and (z) processing of any request for extension of the Term in accordance with Section 2.8 hereof; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications of or under any Loan Document and any other documents or matters requested by Borrower or required of Borrower under the terms of any Loan Document; (iv) filing and recording of any Loan Documents; (v) title insurance, surveys, inspections, appraisals, environmental reports, Lender’s Consultant costs, engineering reports, intangibles Taxes, personal property Taxes, due diligence expenses, travel expenses, accounting firm fees; (vi) the creation, perfection or protection of Lender’s Liens in the Property and the Cash Management Accounts (including fees and expenses for title and lien searches and mortgage recording taxes); (vii) enforcing or preserving any rights in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, the Loan Documents, the Property, or any other security given for the Loan; (viii) fees charged by Servicer or, if a Securitization has occurred, the Rating Agencies in connection with the Loan or any modification thereof requested by Borrower; (ix) enforcing any obligations of or collecting any payments due from Borrower under any Loan Document or with respect to the Property or in connection with any refinancing or restructuring of the Loan in the nature of a “work-out”, or any insolvency or bankruptcy proceedings and (x) the fees and expenses of any special servicer retained in respect of the Loan. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten days after demand may be paid from any amounts in the Deposit Account, with notice thereof to Borrower. The obligations and liabilities of Borrower under this Section 5.25 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure. 5.26 Indemnity. (a) Borrower shall defend, indemnify and hold harmless Lender (and for purposes of this Section 5.26, Lender shall include PFP, its Affiliates, successors and assigns, and their respective officers and directors) and each of its Affiliates and their respective successors and assigns, including the directors, officers, partners, members, shareholders, participants, employees, professionals and agents of any of the foregoing (including any Servicer) and each other Person, if any, who Controls Lender, its Affiliates or any of the foregoing (each, an “Indemnified Party”), from and against any and all liabilities, obligations, losses, damages, penalties, actions, 52 71215191 judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for an Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto, court costs and costs of appeal at all appellate levels, investigation and laboratory fees, consultant fees and litigation expenses), that may be imposed on, incurred by, or asserted against any Indemnified Party (collectively, the “Indemnified Liabilities”) in any manner, relating to or arising out of or by reason of the Property (or any part thereof), the Loan, the Loan Documents or any of the rights and remedies granted to Lender under the Loan Documents, including: (i) any breach by Borrower of its obligations under, or any misrepresentation by Borrower contained in, any Loan Document; (ii) the use or intended use of the proceeds of the Loan; (iii) any information provided by or on behalf of Borrower, or contained in any documentation approved by Borrower; (iv) ownership of the Security Instrument, the Property or any interest therein, or receipt of any Rents; (v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) any use, nonuse or condition in, on or about the Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vii) performance of any labor or services or the furnishing of any materials or other property in respect of the Property; (viii) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting the Property; (ix) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance; (x) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Hazardous Substance; (xi) any violation of the Environmental Laws which is based upon or in any way related to such Hazardous Substance, including the costs and expenses of any Remedial Work; (xii) any failure of Borrower or the Property to comply with any Legal Requirement; (xiii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof, or any liability asserted against Lender with respect thereto; and (xiv) the claims of any lessee of any portion of the Property or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; provided, however, that Borrower shall not have any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud, bad faith or willful misconduct of such Indemnified Party. Any amounts payable to any Indemnified Party by reason of the application of this paragraph shall be payable within ten (10) days after demand and shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Party until paid. The obligations and liabilities of Borrower under this Section 5.26 shall survive the Term, the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any portion of the Property by foreclosure or a conveyance in lieu of foreclosure and the termination of the Loan Documents. (b) Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled to assume the defense of any action for which indemnification is sought hereunder with counsel of its choice at its expense (in which case Borrower shall not thereafter be responsible for the fees and expenses of any separate counsel retained by an Indemnified Party except as set forth below); provided, however, that such counsel shall be subject to the reasonable approval of each such Indemnified Party. Notwithstanding Borrower’s election to assume the defense of such 53 71215191 action, each Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action, and Borrower shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by Borrower to represent such Indemnified Party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both Borrower and such Indemnified Party and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to Borrower (in which case Borrower shall not have the right to assume the defense or such action on behalf of such Indemnified Party ); (iii) Borrower shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent it within a reasonable time after notice of the institution of such action; or (iv) Borrower shall authorize in writing such Indemnified Party to employ separate counsel at Borrower’s expense. Borrower will not be liable under this Agreement for any amount paid by an Indemnified Party to settle any claims or actions if the settlement is entered into without Borrower’s consent, which consent may not be withheld or delayed unless such settlement is unreasonable in light of such claims or actions against, and defenses available to, such Indemnified Party. Notwithstanding the foregoing, in the event an Indemnified Party releases the Borrower from its indemnification obligations hereunder, such Indemnified Party may assume the defense of any such action with respect to itself. 5.27 Cooperate in Legal Proceedings. Borrower shall cooperate fully with Lender with respect to, and permit Lender, at its option, to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Lender under any Loan Document. 5.28 Further Assurances. Borrower shall, at Borrower’s sole cost and expense, (i) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Debt and/or for the better and more effective carrying out of the intents and purposes of the Loan Documents, as Lender may require in its reasonable discretion from time to time; (ii) provide all such information as Lender may require in its reasonable discretion to ensure Borrower’s ongoing compliance with Sections 5.11, 5.29 and 5.30, including ensuring compliance with all “know your customer” procedures as Lender may from time-to-time institute with respect to loans that are of a similar size and nature as the Loan; and (iii) upon Lender’s request therefor given from time to time after the occurrence of any Default or Event of Default pay for (a) reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to Borrower and Sole Member and (b) searches of title to the Property, each such search to be conducted by search firms designated by Lender in each of the locations designated by Lender. 5.29 Patriot Act; Embargoed Person. (a) Borrower will use its good faith and commercially reasonable efforts to comply with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Borrower and/or the Property, including those relating to money laundering and terrorism. Lender shall have the right, from time-to-time, to audit Borrower’s compliance with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over Borrower and/or the Property, including those relating to money laundering and terrorism. In the event that Borrower fails to comply with the Patriot Act or any such requirements of Governmental Authorities, then Lender may, at its 54 71215191 option, cause Borrower to comply therewith and any and all reasonable costs and expenses incurred by Lender in connection therewith shall be secured by the Security Instrument and the other Loan Documents and shall be immediately due and payable. (b) At all times throughout the Term, including after giving effect to any Transfers permitted pursuant to the Loan Documents, (i) none of the funds or assets of Borrower, Sole Member or Guarantor, whether or not used to repay the Loan, shall constitute property of, or shall be beneficially owned directly or, to Borrower’s best knowledge, indirectly, by any person, entity or government subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that are identified on (A) the “List of Specially Designated Nationals and Blocked Persons” maintained by the Office of Foreign Assets Control (“OFAC”), U.S. Department of the Treasury’s FINCEN list, and/or to Borrower’s best knowledge, as of the date thereof, based upon reasonable inquiry by Borrower, on any other similar list maintained by OFAC or FINCEN pursuant to any authorizing statute including, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the investment in Borrower, Sole Member or Guarantor, as applicable (whether directly or indirectly), is prohibited by law, or the Loan made by Lender would be in violation of law, or (B) Executive Order 13224 (September 23, 2001) issued by the President of the United States (“Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”), any related enabling legislation or any other similar Executive Orders, and (ii) no Embargoed Person shall have any direct interest or, to Borrower’s best knowledge, indirect interest, of any nature whatsoever in Borrower, Sole Member or Guarantor, as applicable, with the result that the investment in Borrower, Sole Member or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law. (c) At all times throughout the Term, none of any of the Borrower, Sole Member or Guarantor, nor any Person controlling, controlled by or under common control with any of Borrower, Sole Member or Guarantor, nor any Person having a beneficial interest in, or for whom any of the Borrower, Sole Member or Guarantor is acting as agent or nominee in connection with the investment, is (a) a Person named on an OFAC or FINCEN list; (b) a Person resident in, or organized or chartered under the laws of a jurisdiction identified as non- cooperative by the Financial Action Task Force (“FATF”); or (c) a Person whose funds originate from or will be routed through an account maintained at a foreign shell bank or “offshore bank”. (d) None of the Borrower, Sole Member or Guarantor, nor any Person controlling, controlled by or under common control with Borrower or Guarantor is a “senior political figure” or an “immediate family” member or “close associate” (as all such terms are defined below) of a senior foreign political figure within the meaning of the USA PATRIOT Act (i.e., the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56, as may be amended). For the purposes of this subsection (d), (i) “senior foreign political figure” means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party or a senior executive of a foreign government-owned corporation, and such term also includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior 55 71215191 political figure, (ii) “immediate family” of a senior foreign political figure includes the figure’s parents, siblings, spouse, children and in-laws, and (iii) “close associate” of a senior foreign political figure means a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure. (e) Guarantor is a publicly traded company. Accordingly, for the purpose of all statements and representations in this Section 5.29 and Section 5.30 below, as to the owners of Guarantor or the holders of beneficial interests in Guarantor, are made solely to Borrower’s knowledge based on the results of the compliance review outsourced to Phoenix American Financial Services, Inc., using Guarantor’s shareholder list, in accordance with Guarantor’s ordinary course of business. 5.30 Anti-Money Laundering. At all times throughout the Term, including after giving effect to any Transfers permitted pursuant to the Loan Documents, none of the funds of Borrower, Sole Member or to Borrower’s knowledge, Guarantor, as applicable, that are used to consummate this transaction or to repay the Loan shall be derived from or are the proceeds of any unlawful activity, with the result that the investment in Borrower, Sole Member or any Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan is in violation of law or may cause any of the Property to be subject to forfeiture or seizure. Borrower has ascertained the identity of all persons and entities who have provided funds to capitalize Borrower and has conducted verification procedures which are sufficient to establish the identity and source of such funds. 5.31 Condominium Regime. (a) Borrower shall comply with all terms conditions and covenants in the Declaration and the Rules. (b) Borrower shall not, without Lender’s prior written consent, modify, amend, supplement or in any other manner change the terms, conditions and covenants of the Declaration or the Rules which affect, alter or impair the lien of the Security Instrument or the security therefor or which materially increase the obligations or diminishes the rights of Lender, nor waive or consent to the waiver of any enforcement of the provisions thereof with respect to another unit owner. (c) Borrower shall promptly deliver to Lender a true and full copy of each and every notice of default or notice requiring the performance of any act by Borrower received by Borrower with respect to any obligation of Borrower under the provisions of the Declaration or the Rules. (d) Borrower shall not, except with the prior written consent of Lender (i) institute any action or proceeding for partition of the Property; (ii) vote for or consent to any modification of, amendment to or relaxation in the enforcement of any provision of the Declaration or the Rules which affects, alters or impairs the lien of the Security Instrument or the security therefor, or which materially increases the obligations or diminishes the rights of 56 71215191

Lender; (iii) in the event of damage to or destruction of the Property, vote in opposition to a motion to repair, restore, or rebuild. (e) In each and every case in which, under the provisions of the Declaration or the Rules, the consent or the vote of the owners of Units (as defined in the 8 Octavia Declaration, 400 Grove Declaration, 450 Hayes Declaration and 388 Fulton Declaration) or Parcels (as defined in the Fulton Shops Declaration) is required, Borrower shall not vote or give such consent so as to impair the lien of the Security Instrument or the security therefor without, in each and every case, the prior written consent of Lender. (f) Borrower shall promptly pay, as the same become due and payable, all common charges or other payments for maintenance and reserve funds and all assessments as required by the Declaration or the Rules or any resolutions adopted pursuant thereto, and shall promptly upon demand exhibit to Lender receipts for all such payments. In the event that Borrower fails to make such payments as the same become due and payable, Lender may from time to time at its option, but without any obligation to do so and without notice to or demand upon Borrower, make such payments, and the same shall be added to the Debt and shall bear interest until repaid at the Default Rate; provided, however, that the failure of Borrower to make any such payment to the maintenance fund or to exhibit such receipts shall, at the election of Lender constitute an Event of Default hereunder. (g) In the event of the failure of Borrower to perform any of its obligations relating to the Property under the Declaration or Rules within the period provided in the Declaration or the Rules, or absent such cure period, within a period of ten (10) days after notice from the Lender, or in the case of any such default which cannot with due diligence be cured or remedied within such period, if Borrower fails to proceed promptly after such notice to cure or remedy the same with due diligence, then in any such case, Lender may from time to time at its option, but without any obligation so to do, cure or remedy any such default of Borrower (Borrower hereby authorizing Lender to enter upon the Property as may be necessary for such purposes), and all sums expended by Lender for such purposes, including reasonable counsel fees, shall be added to the Debt and shall become due and payable and shall bear interest until repaid at the Default Rate; provided, however, that the failure of Borrower to keep or perform the obligations set forth in any such notice, or, in the case in which such obligations cannot be kept or performed within the applicable cure period, and provided that Borrower has commenced to cure such default and is diligently pursuing same to completion, such additional time as is needed to so complete, shall, at the election of Lender, constitute an Event of Default. (h) Upon the occurrence and continuation of an Event of Default hereunder, Lender may by notice to Borrower require the resignation of Borrower’s designees and the appointment in lieu thereof of Lender’s designees as members of the Association (as defined in the 8 Octavia Declaration, 400 Grove Declaration, 450 Hayes Declaration and 388 Fulton Declaration) or Committee (as defined in the Fulton Shops Declaration) that may be appurtenant to the Property. 57 71215191

6. NOTICES AND REPORTING 6.1 Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document (a “Notice”) shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by written notice to the other party): If to Lender: PFP Holding Company VI, LLC c/o Prime Finance Partners 233 North Michigan, Suite 1915 Chicago, IL 60601 Attention: Steve Gerstung Facsimile No. (312) 276-9649 with a copy to: POLSINELLI 900 West 48th Place, Suite 900 Kansas City, MO 64112 Attention: Dan Flanigan Facsimile No. (816) 753-1536 If to Borrower: Strategic Realty Trust, Inc. c/o SRT Advisor 400 Concar Drive, Third Floor San Mateo, CA 94402 Attention: G. Lee Burns, Jr. Facsimile No.: (650) 343-9690 with a copy to: Strategic Realty Trust, Inc. c/o SRT Advisor 400 Concar Drive, Third Floor San Mateo, CA 94402 Attention: M. Bradley Kettmann Facsimile No.: (650) 343-9690 A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery 58 71215191 on a Business Day; in the case of overnight delivery, upon the first attempted delivery on a Business Day; or in the case of facsimile, upon the confirmation of such facsimile transmission. 6.2 Borrower Notices and Deliveries. Borrower shall (a) give prompt written notice to Lender of: (i) any litigation, governmental proceedings or claims or investigations pending or threatened against any Borrower or Sole Member which might materially adversely affect any Borrower’s or Sole Member’s condition (financial or otherwise) or business or an Individual Property; (ii) any material adverse change in Borrower’s or Sole Member’s condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge; and (b) furnish and provide to Lender: (i) any Securities and Exchange Commission or other public filings, if any, of any Borrower, Sole Member, Manager, or any Affiliate of any of the foregoing within three (3) Business Days of such filing and (ii) all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, requested, from time to time, by Lender in its reasonable discretion. 6.3 Financial Reporting. 6.3.1 Bookkeeping. Borrower shall keep on a calendar year basis, in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense and any services, Equipment or furnishings provided in connection with the operation of the Property, whether such income or expense is realized by Borrower, Manager or any Affiliate of Borrower. Lender shall have the right from time to time during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining them, and to make such copies or extracts thereof as Lender shall desire. After an Event of Default, Borrower shall pay any costs incurred by Lender to examine such books, records and accounts, as Lender shall determine to be necessary or appropriate in the protection of Lender’s interest. 6.3.2 Annual Reports. Borrower shall furnish to Lender annually, (i) within forty-five (45) days after each calendar year, unaudited financial statements of Borrower, prepared by an authorized representative of Borrower in accordance with GAAP and containing balance sheets and statements of profit and loss for Borrower and each Individual Property in such detail as Lender may request. Each such statement (x) shall be in form and substance satisfactory to Lender, (y) shall set forth the financial condition and the income and expenses for each Individual Property (on a combined basis) for the immediately preceding calendar year, including statements of annual net operating income and (z) shall be accompanied by an Officer’s Certificate certifying that such statement is true, correct, complete and accurate and presents fairly the financial condition of the Property and has been prepared in accordance with GAAP; and (ii) copies of the financial reports required of Guarantor under the Guaranty. 6.3.3 Monthly/Quarterly Reports. Borrower shall furnish to Lender within twenty (20) days after the end of each calendar month or calendar quarter (as indicated below) the following items: (i) monthly and year-to-date operating statements, noting net operating income and other information necessary and sufficient under GAAP to fairly represent the financial position and results of operation of the Property during such calendar month, all in form satisfactory to Lender; (ii) a balance sheet for such calendar month; (iii) a comparison of the 59 71215191 budgeted income and expenses and the actual income and expenses for each month and year-to- date for the Property, together with a detailed explanation of any variances of at least (A) ten thousand dollars ($10,000), or (B) ten percent (10%), whichever is lower, between budgeted and actual amounts for such period and year-to-date; (iv) a statement of the actual Capital Expenses made by Borrower during each calendar quarter as of the last day of such calendar quarter; (v) a statement that Borrower has not incurred any indebtedness other than Permitted Indebtedness; (vi) an aged receivables report and (vii) rent rolls identifying the leased premises, names of all tenants, units leased, monthly rental and all other charges payable under each Lease, date to which paid, term of Lease, date of occupancy, date of expiration, material special provisions, concessions or inducements granted to tenants, and a year-by-year schedule showing by percentage the rentable area of the Improvements and the total base rent attributable to Leases expiring each year) and a delinquency report for the Property and (viii) a leasing activity report for the calendar month. Each such statement shall be accompanied by an Officer’s Certificate certifying (1) that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property in accordance with GAAP (subject to normal year-end adjustments), (2) whether there exists a Default or Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it and (3) that as of the date of such Officer’s Certificate, no litigation exists involving Borrower or the Property in which the amount involved is $250,000 (in the aggregate) or more or in which all or substantially all of the potential liability is not covered by insurance, or, if so, specifying such litigation and the actions being taking in relation thereto. Such financial statements shall contain such other information as shall be requested by Lender in its reasonable discretion for purposes of calculations to be made by Lender pursuant to the terms hereof. 6.3.4 Other Reports. Borrower shall furnish to Lender, within ten (10) Business Days after request, such further detailed information with respect to the operation of the Property and the financial affairs of Borrower, Sole Member or Manager as may be requested by Lender in its reasonable discretion or any applicable Rating Agency. 6.3.5 Annual Budget. (a) Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender, for approval by Lender (which approval shall not be unreasonably withheld), by November 15th of each year during the Term (i) a proposed pro forma operating expense budget for each Individual Property for the succeeding calendar year showing, on a month-by- month basis, in reasonable detail, each line item of Borrower’s anticipated operating income and operating expenses (on a cash and accrual basis), including amounts required to establish, maintain and/or increase any monthly payments required hereunder and (ii) promptly after preparation thereof, any revisions to such annual operating budget. Each annual operating budget submitted by Borrower and approved by Lender is referred to herein as the “Approved Operating Budget”. Until such time that any annual operating budget has been approved by Lender, the prior Approved Operating Budget shall apply for all purposes hereunder (with such adjustments as determined by Lender in its reasonable discretion (including increases for any non-discretionary expenses)). 60 71215191

(b) Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender, for approval by Lender (which approval shall not be unreasonably withheld), by November 15th of each year during the Term, (i) a proposed pro forma capital expense budget for each Individual Property for the succeeding calendar year showing, on a month-by- month basis, in reasonable detail, each line item of anticipated Capital Expenses and (ii) promptly after preparation thereof, any revisions to such annual capital budget. Each annual capital budget submitted by Borrower and approved by Lender is referred to herein as the “Approved Capital Budget”. 6.3.6 Breach. If Borrower fails to provide to Lender any of the financial statements, certificates, reports or information (the “Required Records”) required by this Article 6 within fifteen (15) days after the date upon which such Required Record is due, and such failure shall continue for a period of fifteen (15) days following Borrower’s receipt of notice of such failure, Borrower shall pay to Lender an amount equal to $1,500.00 for each Required Record that is not delivered within such additional (15) day period. In addition, fifteen (15) days after Borrower’s failure to deliver any Required Records, Lender shall have the option, upon fifteen (15) days’ notice to Borrower to gain access to Borrower’s books and records and prepare or have prepared at Borrower’s expense, any Required Records not delivered by Borrower. 6.3.7 Intentionally Omitted. 6.4 Estoppel Statements. (a) After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement addressed to Lender, its successors and assigns, duly acknowledged and certified, setting forth (i) the unpaid Principal, (ii) the Interest Rate, (iii) the date installments of interest and/or Principal were last paid, (iv) any offsets or defenses to the payment of the Debt, (v) whether there exists a Default or Event of Default, and (vi) that the Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification. (b) After request by Lender (but no more frequently than twice in any year), Borrower shall furnish to Lender (x) within ten (10) Business Days, a certificate addressed to Lender, its successors and assigns reaffirming (to the extent still applicable) all representations and warranties of Borrower set forth in the Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes, and (y) shall use commercially reasonable efforts to deliver to Lender within thirty (30) days, tenant estoppel certificates addressed to Lender, its successors and assigns from each tenant at the Property in form and substance satisfactory to Lender in its reasonable discretion. (c) Borrower shall deliver to Lender, upon request, estoppel certificates from each party under any Operations Agreement, in form and substance satisfactory to Lender in its reasonable discretion. 61 71215191

7. INSURANCE; CASUALTY; AND CONDEMNATION 7.1 Insurance. 7.1.1 Coverage. Borrower, at its sole cost, for the mutual benefit of Borrower and Lender, shall obtain and maintain, or cause to be maintained, during the Term the following policies of insurance: (a) Property insurance insuring against loss or damage customarily included under so called “all risk” or “special form” policies including fire, lightning, flood (if applicable), earthquake (if applicable), windstorm/hail, vandalism, and malicious mischief, boiler and machinery and, if available, coverage for damage or destruction caused by “War” and the acts of “Terrorists” both foreign and domestic (or such policies shall have no exclusion from coverage with respect thereto) and such other insurable hazards as, under good insurance practices, from time to time are insured against for other property and buildings similar to the premises in nature, use, location, height, and type of construction. Such insurance policy shall also provide coverage for Ordinance or Law, coverage for loss to the undamaged portion of the Improvements, demolition and increased cost of construction (which insurance for demolition and increased cost of construction may contain a sub-limit satisfactory to Lender). Each such insurance policy shall (i) be in an amount equal to one hundred percent (100%) of the then replacement cost of the Improvements without deduction for physical depreciation, (ii) have deductibles no greater than $10,000 per occurrence, (iii) be paid annually in advance, (iv) be written on a replacement cost basis and (v) contain either no coinsurance or, if coinsurance, an agreed amount endorsement, and shall cover, without limitation, all tenant improvements and betterments that Borrower is required to insure on a replacement cost basis. (b) Flood insurance if any part of the improvements located on an Individual Property are located in an area now or hereafter designated by the Federal Emergency Management Agency as a Zone “A” & “V” Special Hazard Area, or such other Special Hazard Area if Lender so requires in its sole discretion. Such policy shall (i) be in an amount equal to (A) 100% of the full replacement cost of the Improvements on the applicable Individual Property (without any deduction for depreciation) or (B) such other amount as agreed to by Lender and (ii) have a maximum permissible deductible of $5,000 per building for residential properties, $10,000 per building for commercial properties. (c) Public liability insurance, to be written on an occurrence basis with no deductible or self-insured retention on the general liability, including (i) “Commercial General Liability Insurance” including foreign and domestic terrorism, (ii) “Owned”, “Hired” and “Non Owned Auto Liability”; and (iii) umbrella liability coverage for personal injury, bodily injury, death, accident and property damage, such insurance providing general liability and excess liability/umbrella in combination no less than $21,000,000 per occurrence and $22,000,000 in the annual aggregate on per location basis. If the aggregate limit applying to the Property is reduced by the payment of a claim or establishment of a reserve equal to or greater than fifty percent (50%) of the annual aggregate, Borrower shall immediately arrange to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy unless, in Lender's reasonable judgment, Borrower maintains sufficient concurrent excess liability insurance to satisfy the liability requirements of this Loan Document 62 71215191 without the reinstatement of the aggregate limit. This insurance shall be primary and non- contributory and the additional insureds required will be added to both the CGL and Umbrella policies. The policies described in this subsection shall also include coverage for elevators, escalators, independent contractors, “Contractual Liability” (covering, to the maximum extent permitted by law, Borrower’s obligation to indemnify Lender as required under this Agreement and the other Loan Documents), “Products” and “Completed Operations Liability” coverage, if appropriate. Liquor Liability, Automobile Liability and Garage Keepers Liability, or any other liability coverage deemed appropriate given the Property type and exposure, may be required at the discretion of the Lender. (d) Rental loss and/or business interruption insurance including terrorism (i) with Lender being named as “Lender Loss Payee”, (ii) in an amount equal to 100% of the projected Rents from the applicable Individual Property for a period of at least eighteen (18) months. The period of indemnification shall include the initial period of restoration, the period of time required to rebuild the applicable Individual Property following a casualty for not less than twelve (12) months, and an extended period of indemnity endorsement which provides that after the physical loss to the applicable Individual Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or until the limit for such coverage as required above is exhausted, whichever first occurs, but not less than a six (6) month and notwithstanding that the policy may expire prior to the end of such period. In no event shall the period of indemnification, including the extended period of indemnity, be less than eighteen (18) months. The amount of such insurance shall be increased from time to time during the Term as and when the estimated or actual Rents increase. (e) Comprehensive boiler and machinery insurance covering all centralized equipment, mechanical and electrical equipment or other pressure-fired vessels in operation at the property against physical damage, rent loss and improvements loss and covering, without limitation, all tenant improvements and betterments that Borrower is required to insure pursuant to the lease on a replacement cost basis or such other amounts approved by Lender. (f) Worker’s compensation and disability insurance with respect to any employees of Borrower, as required by any Legal Requirement. (g) During any period of repair or restoration, builder’s “all-risk” or “Special Form” insurance on the so called completed value basis/non-reporting form in an amount equal to not less than the full insurable value of the applicable Individual Property, against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form, substance and with deductibles acceptable to Lender and consistent with Section 7.1.1(a) above. (h) Coverage to compensate for ordinance of law, coverage for loss to the undamaged portion of the Improvements, the cost of demolition and the increased cost of construction in an amount satisfactory to Lender. (i) Such other insurance, higher limits, replacements or substitutions thereof (including environmental liability insurance, sinkhole, mine subsidence, and earthquake 63 71215191 insurance) as may from time to time be required by Lender in its reasonable discretion in order to protect its interests. (j) Notwithstanding anything in subsection (a) above to the contrary, Borrower shall be required to obtain and maintain coverage in its property insurance Policy, its loss of rents/business interruption coverage, and its public liability insurance Policies (or by a separate Policy) against loss or damage by terrorist acts, both foreign and domestic, in an amount equal to 100% of the “Full Replacement Cost” of each Individual Property; provided that such coverage is available. In the event that such coverage with respect to terrorist acts is not included as part of the “all risk” or “special form” property policy required by subsection (a) above, Borrower shall, nevertheless be required to obtain coverage for terrorism (as stand alone coverage) in an amount equal to 100% of the “Full Replacement Cost” of each Individual Property plus the rental loss and/or business interruption coverage under clause (d) above; provided that such coverage is available. Borrower shall obtain the coverage required under this subsection (j) from a carrier which otherwise satisfies the rating criteria specified in Section 7.1.2 below (a “Qualified Carrier”) or in the event that such coverage is not available from a Qualified Carrier, Borrower shall obtain such coverage from the highest rated insurance company providing such coverage. 7.1.2 Policies. Unless otherwise approved by Lender in writing in advance of placement, all policies of insurance (the “Policies”) required pursuant to Section 7.1.1 above shall (i) be issued by companies approved by Lender and authorized to do business in the State, with a claims paying ability rating of “A” or better by S&P (and the equivalent by any other Rating Agency), and a rating of A:X or better in the current Best’s Insurance Reports; (ii) name Lender and its successors and/or assigns as their interest may appear as the mortgagee and lender’s loss payable (in the case of property insurance and in the case of business personal property/business interruption/loss of rents coverage) and an additional insured (in the case of liability insurance); (iii) contain (in the case of property insurance) a Non-Contributory Standard Mortgagee Clause and a Lender’s Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) contain a waiver of subrogation on both the Property and Public Liability Policies in favor of Lender; (v) be assigned and the carrier-certified copies thereof delivered to Lender; (vi) contain such provisions as Lender deems reasonably necessary or desirable to protect its interest, including (A) endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under the Policies, (B) that Lender shall receive at least thirty (30) days’ prior written notice of cancellation (10 days’ notice for nonpayment of premium) of any of the property Policies. Such notice shall also be provided for, liability policies when available from the carrier (provided, however, that if such notice provisions are not available in any of the liability Policies, Borrower shall provide the required notice to Lender) (C) an agreement whereby the insurer waives any right to claim any premiums and commissions against Lender, provided that the policy need not waive the requirement that the premium be paid in order for a claim to be paid to the insured and (D) providing that Lender is permitted to make payments to effect the continuation of such policy upon notice of cancellation due to non-payment of premiums; (vii) in the event any insurance policy (except for general public and other liability and workers compensation insurance) shall contain breach of warranty provisions, such policy shall provide that with respect to the interest of Lender, such insurance policy shall not be invalidated by and shall insure Lender regardless of (A) any act, failure to act or negligence of or 64 71215191 violation of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupancy or use of the premises for purposes more hazardous than permitted by the terms thereof, or (C) any foreclosure or other action or proceeding taken by Lender pursuant to any provision of the Loan Documents; and (viii) be satisfactory in form and substance to Lender and approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the “Insurance Premiums”) as the same become due and payable and furnish to Lender evidence of the renewal of each of the Policies together with (unless such Insurance Premiums have been paid by Lender pursuant to Section 3.3 hereof) receipts for or other evidence of the payment of the Insurance Premiums satisfactory to Lender in its reasonable discretion. If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any expiring Policy, then Lender may, but shall not be obligated to, procure such insurance and pay the Insurance Premiums therefor, and Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand, with interest accruing at the Default Rate. Borrower shall deliver to Lender a certified copy of each Policy within thirty (30) days after its effective date. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be requested by Lender in its reasonable discretion, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. 7.1.3 Blanket Coverage. Borrower may provide any required insurance under a blanket policy or policies covering the Property and Improvements and other property and assets not part of the Property, provided that Lender is provided a full schedule of locations and values for all properties on such blanket policy and such blanket policy: (a) otherwise complies with the requirements set forth in Sections 7.1.1 and 7.1.2; (b) except in the case of Public Liability Insurance, specifies how much coverage and which sub limits apply exclusively to the Improvements and that any allocated coverage shall equal or exceed the coverage amounts specified in the above Section 7.1.1; (c) must properly identify and fully protect each Individual Property as if a separate policy were issued for 100% of the replacement cost, with sub limits as permitted herein, at the time of loss. 7.1.4 No Separate Insurance. Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any of the Policies. Borrower may, however, carry insurance for the Improvements, in addition to the Policies, but only if such additional insurance: (a) does not violate or entitle the carrier to assert any defense or disclaim any primary coverage under any of the Policies; (b) mutually benefits Borrower and Lender, as their interests may appear; and (c) otherwise complies with the terms of this Agreement. 7.1.5 Transfers. In the event of foreclosure of the Security Instrument or other transfer of title to the Property and Improvements in extinguishment in whole or in part of the Debt, and regardless of whether Lender shall have sought a deficiency judgment with respect thereto, all right, title and interest of Borrower in and to the Policies that are not blanket policies then in force concerning the Property and Improvements and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or its designee in the event of such other transfer of title. 65 71215191

7.1.6 Compliance at Closing. As of the date of this Agreement, Borrower’s insurance program has been approved by Lender. 7.2 Casualty. 7.2.1 Notice; Restoration. If an Individual Property is damaged or destroyed, in whole or in part, by fire or other casualty (a “Casualty”), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the applicable Individual Property in accordance with Legal Requirements to be of at least equal value and of substantially the same character as prior to such damage or destruction. 7.2.2 Settlement of Proceeds. If a Casualty at the Property covered by any of the Policies (an “Insured Casualty”) occurs where the loss does not exceed $500,000.00, in the aggregate, across all Property, provided no Default or Event of Default has occurred and is continuing, Borrower may settle and adjust any claim without the prior consent of Lender; provided such adjustment is carried out in a commercially reasonable and timely manner, and Borrower is hereby authorized to collect and receipt for the insurance proceeds (the “Proceeds”). In the event of an Insured Casualty at the Property where the loss equals or exceeds $500,000.00, in the aggregate across all Property (a “Significant Casualty”), Lender may, in its sole discretion, settle and adjust any claim (provided that so long as no Default or Event of Default is continuing, Lender shall consult with Borrower on a non-binding basis prior to making its determination to settle or adjust a claim) without the consent of Borrower and agree with the insurer(s) on the amount to be paid on the loss, and the Proceeds shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Subaccount and disbursed in accordance herewith. If Borrower or any party other than Lender is a payee on any check representing Proceeds with respect to a Significant Casualty, Borrower shall immediately endorse, and cause all such third parties to endorse, such check payable to the order of Lender. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to endorse such check payable to the order of Lender. The actual, out-of-pocket expenses incurred by Lender in the settlement, adjustment and collection of the Proceeds shall become part of the Debt and shall be reimbursed by Borrower to Lender upon demand. Notwithstanding anything to the contrary contained herein, if in connection with a Casualty at an Individual Property any insurance carrier makes a payment under a property insurance Policy that Borrower proposes be treated as business or rental interruption insurance, then, notwithstanding any designation (or lack of designation) by the insurance carrier as to the purpose of such payment, as between Lender and Borrower, such payment shall not be treated as business or rental interruption insurance proceeds unless Borrower has demonstrated to Lender's satisfaction that the remaining net Proceeds that will be received from the property insurance carriers are sufficient to pay 100% of the cost of fully restoring the Improvements at such Individual Property or, if such net Proceeds are to be applied to repay the Debt in accordance with the terms hereof, that such remaining net Proceeds will be sufficient to pay that portion of the Debt associated with the Allocated Loan Amount for such Individual Property in full. 66 71215191

7.3 Condemnation. 7.3.1 Notice; Restoration. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting an Individual Property (a “Condemnation”) and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild the applicable Individual Property in accordance with Legal Requirements to the extent practicable to be of at least equal value and of substantially the same character and utility as prior to such Condemnation. Borrower shall have the right to contest the amount of the Award and Lender shall reasonably cooperate in such contest, at no cost to Lender. 7.3.2 Collection of Award. Lender is hereby irrevocably appointed as Borrower’s attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an “Award”) and to make any compromise, adjustment or settlement in connection with such Condemnation. Notwithstanding any Condemnation (or any transfer made in lieu of or in anticipation of such Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Loan Documents, and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of the Award sufficient to pay the Debt. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender. Lender shall hold such Award in the Casualty/Condemnation Subaccount and disburse such Award in accordance with the terms hereof. 7.4 Application of Proceeds or Award. 7.4.1 Application to Restoration. If an Insured Casualty or Condemnation occurs where, with respect to the applicable Individual Property (i) the loss is in an aggregate amount less than fifteen percent (15%) of the unpaid Allocated Loan Amount for the applicable Individual Property; (ii) in the reasonable judgment of Lender, the applicable Individual Property can be restored within six (6) months, and prior to six (6) months before the Stated Maturity Date and prior to the expiration of the rental or business interruption insurance with respect thereto, to the extent practicable, to at least the equivalent value and of substantially the same character and utility as existed immediately prior to such Insured Casualty or Condemnation, and after such restoration will adequately secure the Debt; (iii) less than (x) thirty percent (30%), in the case of an Insured Casualty or (y) fifteen percent (15%), in the case of a Condemnation, of the rentable area of the Improvements of the applicable Individual Property has been damaged, destroyed or rendered unusable as a result of such Insured Casualty or Condemnation; (iv) Leases demising in the aggregate at least seventy percent (70%) of the total rentable space in the applicable Individual Property and in effect as of the date of the occurrence of such Insured Casualty or 67 71215191

Condemnation remain in full force and effect during and after the completion of the Restoration (hereinafter defined); (v) no Default or Event of Default shall have occurred and be then continuing; and (vi) Lender shall have received evidence satisfactory to Lender in its reasonable discretion that during the period of the Restoration, the Rents (together with any other funds contributed by Borrower) will be at least equal to the sum of the operating expenses and Debt Service and other reserve payments required hereunder, as determined by Lender in its reasonable discretion, then the Proceeds or the Award, as the case may be (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the applicable Individual Property (the “Restoration”), in the manner set forth herein. Notwithstanding the foregoing, in no event shall Lender be obligated to apply the Proceeds or Award to reimburse Borrower for the cost of Restoration unless, in addition to satisfaction of the foregoing conditions, Borrower shall pay (and if required by Lender, Borrower shall deposit with Lender in advance) all costs of such Restoration in excess of the net amount of the Proceeds or the Award made available pursuant to the terms hereof. 7.4.2 Application to Debt. Except as provided in Section 7.4.1, any Proceeds and/or Award may, at the option of Lender in its discretion, be applied to the payment of the Debt, or applied to reimburse Borrower for the cost of any Restoration, in the manner set forth in Section 7.4.3. Any such prepayment of the Loan shall be subject to the Exit Fee, but shall otherwise be without any Yield Maintenance Premium, unless an Event of Default has occurred and is continuing at the time the Proceeds are received from the insurance company or the Award is received from the condemning authority, as the case may be, in which event Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that may be required with respect to the amount of the Proceeds or Award applied to the unpaid Principal. Notwithstanding the foregoing provisions of this Section 7.4, if the Loan is included in a REMIC Trust and, immediately following a release of any portion of the Lien of the Security Instrument following a Casualty or Condemnation (but taking into account any proposed Restoration of the remaining Property), the ratio of the unpaid principal balance of the Loan to the value of the remaining Property is greater than one hundred twenty-five percent (125%) (such value to be determined, in Lender’s sole discretion, by any commercially reasonable method permitted to a REMIC Trust; and which shall exclude the value of personal property or going concern value, if any), the principal balance of the Loan must be paid down by an amount equal to the least of the following amounts: (i) the net Award (after payment of Lender’s costs and expenses and any other fees and expenses that have been approved by Lender); (ii) the fair market value of the released property at the time of the release; or (iii) an amount such that the loan-to-value ratio of the Loan (as so determined by Lender) does not increase after the release, unless Lender receives an opinion of counsel that if such amount is not paid, the applicable Securitization will not fail to maintain its status as a REMIC Trust as a result of the related release of such portion of the Lien of the Security Instrument. If and to the extent the preceding sentence applies, only such amount of the net Award, if any, in excess of the amount required to pay down the principal balance of the Loan may be released for purposes of Restoration or released to Borrower as otherwise expressly provided in this Section 7.4. 68 71215191

7.4.3 Procedure for Application to Restoration. If Borrower is entitled to reimbursement out of the Proceeds or an Award held by Lender, such Proceeds or Award shall be disbursed from time to time from the Casualty/Condemnation Subaccount upon Lender being furnished with (i) evidence satisfactory to Lender of the estimated cost of completion of the Restoration, (ii) a fixed price or guaranteed maximum cost construction contract for Restoration satisfactory to Lender, (iii) prior to the commencement of Restoration, all immediately available funds in addition to the Proceeds or Award that in Lender’s judgment are required to complete the proposed Restoration, (iv) such architect’s certificates, waivers of lien, contractor’s sworn statements, title insurance endorsements, bonds, plats of survey, permits, approvals, licenses and such other documents and items as Lender may require in its reasonable discretion and approve in Lender’s discretion, and (v) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. Lender may, at Borrower’s expense, retain a consultant to review and approve all requests for disbursements, which approval shall also be a condition precedent to any disbursement. No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than the Proceeds or Award shall be disbursed prior to disbursement of such Proceeds or Award; and at all times, the undisbursed balance of such Proceeds or Award remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all Liens or claims for Lien. Provided no Default or Event of Default then exists, any surplus that remains out of the Proceeds held by Lender after payment of such costs of Restoration shall be paid to Borrower. Any surplus that remains out of the Award received by Lender after payment of such costs of Restoration shall, in the discretion of Lender, be retained by Lender and applied to payment of the Debt or returned to Borrower. 8. DEFAULTS 8.1 Events of Default. An “Event of Default” shall exist with respect to the Loan if any of the following shall occur: (a) any portion of the Debt is not paid when due or Borrower shall fail to pay when due any payment required under Sections 3.3, 3.4, 3.5, 3.6, or 3.7 hereof; (b) any of the Property Taxes are not paid when due (unless, with respect to Real Estate Taxes, Lender is paying Real Estate Taxes pursuant to Section 3.3 hereof and sufficient funds are in the Property Tax Subaccount to make such payment), subject to Borrower’s right to contest Property Taxes in accordance with Section 5.12 hereof; (c) the Policies are not kept in full force and effect, or are not delivered to Lender upon request; (d) a Transfer other than a Permitted Transfer occurs; (e) any certification, representation or warranty made by Borrower or any Guarantor herein or in any other Loan Document, or in any report, certificate, financial statement 69 71215191 or other instrument, agreement or document furnished by Borrower or any Guarantor in connection with any Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made; (f) Borrower, Sole Member or any Guarantor shall make an assignment for the benefit of creditors, or shall generally not be paying its debts as they become due; (g) a receiver, liquidator or trustee shall be appointed for Borrower, Sole Member or any Guarantor; or Borrower, Sole Member or any Guarantor shall be adjudicated a bankrupt or insolvent; or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Sole Member or any Guarantor, as the case may be; or any proceeding for the dissolution or liquidation of Borrower, Sole Member or any Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Sole Member or any Guarantor, as the case may be, only upon the same not being discharged, stayed or dismissed within 60 days; (h) Borrower breaches any covenant contained in Sections 5.3, 5.6, 5.8, 5.9, 5.18.1 (a) - (e), 5.18.2 or 5.24; (i) except as expressly permitted hereunder, the alteration, improvement, demolition or removal of all or any portion of the Improvements without the prior written consent of Lender; (j) a default (beyond applicable notice and cure periods) under any agreement creating a Lien or encumbrance on the Property (including any reciprocal easement agreement or other covenants, restrictions, easements, declarations or agreements of record relating to the construction, operation or use of the Property); (k) the forfeiture of the Property, or any portion thereof, because of the conduct or purported conduct of criminal activity by Borrower or Guarantor or any of their respective agents or representatives in connection therewith; (l) there shall have been rendered against Borrower a final judgment(s) for the payment of money in excess of $250,000 in the aggregate, and such judgment(s) shall have continued unsatisfied for a period of thirty (30) days after the entry of such judgment(s); (m) an Event of Default (beyond all applicable notice and cure periods) as defined or described elsewhere in this Agreement or in any other Loan Document occurs; (n) a default occurs under any term, covenant or provision set forth herein or in any other Loan Document beyond any applicable notice and cure period (if any) set forth herein or therein; (o) intentionally omitted; and (p) a default shall be continuing under any of the other terms, covenants or conditions of this Agreement or any other Loan Document not otherwise specified in this Section 70 71215191

8.1, for ten (10) days after notice to Borrower (and Guarantors, if applicable) from Lender, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default; provided, however, that if such non- monetary default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period, and Borrower (or Guarantors, if applicable) shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for an additional period of time as is reasonably necessary for Borrower (or Guarantors, if applicable) in the exercise of due diligence to cure such default, such additional period not to exceed ninety (90) days. 8.2 Remedies. 8.2.1 Acceleration. Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in paragraph (f) or (g) of Section 8.1) and at any time and from time to time thereafter, in addition to any other rights or remedies available to it pursuant to the Loan Documents or at law or in equity, Lender may take such action, without notice or demand (and Borrower hereby expressly waives any such notice or demand), that Lender deems advisable to protect and enforce its rights against Borrower and in and to the Property; including declaring the Debt to be immediately due and payable (including unpaid interest, Default Rate interest, Late Payment Charges, Yield Maintenance Premium, Exit Fees and any other amounts owing by Borrower); and upon any Event of Default described in paragraph (f) or (g) of Section 8.1, the Debt (including unpaid interest, Default Rate interest, Late Payment Charges, Yield Maintenance Premium, Exit Fees and any other amounts owing by Borrower) shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained in any Loan Document to the contrary notwithstanding. 8.2.2 Remedies Cumulative. Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under the Loan Documents or at law, equity or contract may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared, or be automatically, due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Lender may determine in its discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in the Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing, (i) to the extent permitted by applicable law, Lender is not subject to any “one action” or “election of remedies” law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property, the Security Instrument has been foreclosed, the Property has been sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full. To the extent permitted by applicable law, nothing contained in any Loan Document shall be construed as requiring Lender to resort to any portion of the Property for the 71 71215191 satisfaction of any of the Debt in preference or priority to any other portion, and Lender may seek satisfaction out of the entire Property or any part thereof, in its discretion. 8.2.3 Severance/Partial Foreclosure. (a) During the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (and, in connection therewith, to bifurcate or otherwise modify the nature of the collateral that secures such notes) in such denominations and priorities of payment and liens as Lender shall determine in its discretion for purposes of evidencing and enforcing its rights and remedies. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, Borrower ratifying all that such attorney shall do by virtue thereof. (b) During the continuance of an Event of Default, Lender shall have the right from time to time to partially foreclose the Security Instrument in any manner and for any amounts secured by the Security Instrument then due and payable as determined by Lender, including the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of Principal and interest, Lender may foreclose the Security Instrument to recover such delinquent payments; or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Security Instrument to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Security Instrument as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Security Instrument to secure payment of the sums secured by the Security Instrument and not previously recovered. 8.2.4 Delay. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default, or the granting of any indulgence or compromise by Lender shall impair any such remedy, right or power hereunder or be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed necessary or advisable by Lender. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power arising from or related thereto. Notwithstanding any other provision of this Agreement, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim in connection with the foreclosure of the Security Instrument to the extent necessary to foreclose on all or any portion of the Property, the Rents, the Cash Management Accounts or any other collateral. 8.2.5 Lender’s Right to Perform. If Borrower fails to perform any covenant or obligation contained herein and such failure shall become an Event of Default, without in any way limiting Lender’s right to exercise any of its rights, powers or remedies as provided hereunder, or under any of the other Loan Documents, Lender may, but shall have no obligation 72 71215191 to, perform, or cause performance of, such covenant or obligation, and all costs, expenses, liabilities, penalties and fines of Lender incurred or paid in connection therewith shall be payable by Borrower to Lender with five (5) days after demand and if not paid shall be added to the Debt (and to the extent permitted under applicable laws, secured by the Security Instrument and other Loan Documents) and shall bear interest thereafter at the Default Rate. Notwithstanding the foregoing, except as may be otherwise required by the Loan Documents, Lender shall have no obligation to send notice to Borrower of any such failure nor of its subsequent exercise of its rights, powers or remedies provided in this Section. 9. SPECIAL PROVISIONS 9.1 Sale of Note; Secondary Market Transaction; Syndication. 9.1.1 Cooperation. (a) Borrower shall, at the request of Lender, in connection with one or more sales or assignments of the Note or participations therein (including, without limitation, any Syndication (as hereinafter defined)) or securitizations of rated single or multi- class securities (the “Securities”) secured by or evidencing ownership interests in the Note and the Security Instrument, including in connection with collateralized debt obligations or collateralized loan obligations (a “Securitization”, and each such sale, assignment, Syndication, participation and/or Securitization, a “Secondary Market Transaction”): (a) (i) provide such financial and other information with respect to the Property, Borrower and its Affiliates, Manager and any tenants of the Property, (ii) provide business plans and budgets relating to the Property and (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, surveys, market studies, environmental reviews and reports, engineering reports and other due diligence investigations of the Property, as may be requested from time to time by Lender in its reasonable discretion or the Rating Agencies or as may be necessary or appropriate in connection with a Secondary Market Transaction or Exchange Act requirements (the items provided to Lender pursuant to this paragraph (a) being called the “Provided Information”), (b) cause counsel to render opinions as to non-consolidation and any other opinion customary in securitization transactions with respect to the Property, Borrower and its Affiliates, which counsel and opinions shall be satisfactory to Lender in its reasonable discretion and the Rating Agencies; (c) make such representations and warranties as of the closing date of any Secondary Market Transaction with respect to the Property, Borrower and the Loan Documents as are customarily provided in such transactions and as may be requested by Lender in its reasonable discretion or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; (d) provide current certificates of good standing and qualification with respect to Borrower and Sole Member from appropriate Governmental Authorities; and (e) execute such amendments to the Loan Documents and Borrower’s organizational documents, as may be requested by Lender or the Rating Agencies or otherwise to effect a Secondary Market Transaction, provided that no such amendment shall result in a material economic change in the transaction, decrease Borrower’s rights or increase Borrower’s liabilities under this Agreement or any other Loan Documents. (b) Borrower acknowledges that Lender may syndicate a portion of the Loan to one or more lenders (the “Syndication”) and in connection therewith, Borrower will take all reasonable actions as Lender may request in its reasonable discretion to assist Lender in its 73 71215191

Syndication effort. Without limiting the generality of the foregoing and of Section 9.1.1(a), Borrower shall, at the request of Lender (i) facilitate the review of the Loan and the Property by any prospective lender; (ii) assist Lender and otherwise cooperate with Lender in the preparation of information offering materials (which assistance may include reviewing and commenting on drafts of such information materials and drafting portions thereof); (iii) deliver updated information on Borrower and the Property; (iv) make representatives of Borrower available at reasonable times and upon reasonable notice to meet with prospective lenders at tours of the Property and bank meetings; (v) facilitate direct contact between the senior management and advisors of Borrower and any prospective lender; and (vi) provide Lender with all information reasonably deemed necessary by it to complete the Syndication successfully. Borrower agrees to take such further action, in connection with documents and amendments to the Loan Documents, as may reasonably be required to effect such Syndication. (c) Notwithstanding anything to the contrary contained in this Section 9.1.1, Borrower and Guarantor shall not be required to incur any material out-of-pocket expenses in the performance of their obligations under this Section 9.1.1, other than the costs and expenses of Borrower’s attorneys and other professional consultants, if any, which shall be borne by Borrower. 9.1.2 Use of Information. Borrower understands that all or any portion of the Provided Information and the Required Records may be included in disclosure documents in connection with a Secondary Market Transaction, including a prospectus or private placement memorandum (each, a “Disclosure Document”) and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers or other parties relating to the Secondary Market Transaction. If the Disclosure Document is required to be revised, Borrower shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document or for other use reasonably required in connection with a Secondary Market Transaction by providing all current information pertaining to Borrower, Manager and the Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. 9.1.3 Borrower Obligations Regarding Disclosure Documents. In connection with a Disclosure Document, Borrower shall: (a) if requested by Lender, certify in writing that Borrower has carefully examined those portions of such Disclosure Document, pertaining to Borrower, the Property, Manager and the Loan, and that such portions do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (b) indemnify (in a separate instrument of indemnity, if so requested by Lender) (i) any underwriter, syndicate member or placement agent (collectively, the “Underwriters”) retained by Lender or its issuing company affiliate (the “Issuer”) in connection with a Secondary Market Transaction, (ii) Lender and (iii) the Issuer that is named in the Disclosure Document or registration statement relating to a Secondary Market Transaction (the “Registration Statement”), and each of the Issuer’s directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Issuer or the Lender within the 74 71215191 meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (collectively within (iii), the “Lender Group”), and each of its directors and each person who controls each of the Underwriters, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the “Underwriter Group”) for any losses, claims, damages or liabilities (the “Liabilities”) to which Lender, the Lender Group or the Underwriter Group may become subject (including reimbursing all of them for any legal or other expenses actually incurred in connection with investigating or defending the Liabilities) insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in any of the Provided Information or in any of the applicable portions of such sections of the Disclosure Document applicable to Borrower, Manager, the Property or the Loan, or arise out of or are based upon the omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections in light of the circumstances under which they were made, not misleading, provided, however, that Borrower shall not be required to indemnify Lender, the Lender Group or the Underwriter Group for any Liabilities relating to untrue statements or omissions which Borrower identified to Lender in writing at the time of Borrower’s examination of such Disclosure Document or from the gross negligence, illegal acts, fraud, bad faith or willful misconduct of Lender. 9.1.4 Restructuring of Loan. Lender, without in any way limiting Lender’s other rights hereunder, shall have the right at any time, in its sole and absolute discretion, to require Borrower to restructure the Loan into multiple notes (which may include component notes and/or senior and junior notes) and/or to create participation interests in the Loan, and which restructuring may include reallocation of principal amounts of the Loan (including, by way of example, the increase or decrease in the principal amount of the senior note and mortgage securing same, and the corresponding decrease or increase in the principal amounts of the junior note(s) and the security instrument securing same) or the restructuring of a portion of the Loan into a mezzanine loan to the owners of the direct equity interests in Borrower, secured by a pledge of such direct equity interests, the establishment of different interest rates and debt service payments for the Loan and the mezzanine loan and the payment of the Loan and the mezzanine loan in such order of priority as may be designated by Lender; provided, that (a) (i) the total amounts of the Loan and the mezzanine loan shall equal the amount of the Loan immediately prior to the restructuring, (ii) except in the case of an Event of Default under the Loan and/or the mezzanine loan, the weighted average interest rate of the Loan and the mezzanine loan, if any, shall, in the aggregate, equal the interest rate which was applicable to the Loan immediately prior to the restructuring, (iii) except in the case of an Event of Default under the Loan and/or the mezzanine loan, the debt service payments on the Loan and the mezzanine loan shall equal the debt service payment which was due under the Loan immediately prior to the restructuring, (iv) in connection herewith, Lender acknowledges that Borrower may rely on, and directly deal with, Lender and/or Servicer with respect to any matters related to the Loan and not third party participants or other parties involved with the Loan, and (v) the foregoing shall not decrease Borrower’s rights or shall not increase Borrower’s obligations relative to those set forth in this Agreement or any of the other Loan Documents. Borrower shall cooperate with all reasonable requests of Lender in order to restructure the Loan and create the mezzanine loan and shall (A) execute and deliver such documents including, without limitation in the case of the mezzanine loan, a mezzanine note, a mezzanine loan agreement, a pledge and security agreement and a mezzanine deposit account agreement, (B) cause Borrower’s counsel to deliver such legal 75 71215191 opinions and (C) create such bankruptcy remote borrower under the mezzanine loan as, in the case of each of (A), (B) and (C) above, shall be required by Lender in its reasonable discretion and required by any Rating Agency in connection therewith, all in form and substance satisfactory to Lender in its reasonable discretion and satisfactory to any such Rating Agency, including, without limitation, the severance of this Agreement, the Security Instrument and other Loan Documents if requested. In the event Borrower fails to execute and deliver such documents to Lender within ten (10) Business Days following such request by Lender, Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such transactions, Borrower ratifying all that such attorney shall do by virtue thereof. Notwithstanding anything to the contrary contained in this Section 9.1.4, Borrower and Guarantor shall not be required to incur any material out-of-pocket expenses in the performance of their obligations under this Section 9.1.4, other than the costs and expenses of Borrower’s attorneys and other professional consultants, if any, which shall be borne by Borrower. 10. MISCELLANEOUS 10.1 Exculpation. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest and rights under the Loan Documents, or in the Property, the Rents or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property, in the Rents and in any other collateral given to Lender. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any Loan Document; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of any of the Loan Documents or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents; (vi) constitute a prohibition against Lender to commence any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Security Instrument or to exercise its remedies against the Property; or (vii) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following (all such liability and obligation of Borrower for any or all of the following being referred to herein as “Borrower’s Recourse Liabilities”): (a) fraud, willful misconduct, intentional misrepresentation or failure to disclose a material fact by or on behalf of Borrower, Guarantor, any Affiliate of Borrower or Guarantor, or any of their respective agents or representatives in connection with the Loan; 76 71215191

(b) the forfeiture by Borrower of the Property, or any portion thereof, because of the conduct or purported conduct of criminal activity by Borrower or Guarantor or any of their respective agents or representatives in connection therewith, including by reason of any claim under the Racketeer Influenced and Corrupt Organizations Act (RICO); (c) intentional or grossly negligent physical waste of the Property or any portion thereof (including the abandonment of the Property), or after an Event of Default the removal or disposal of any portion of the Property; (d) misappropriation or conversion by or on behalf of Borrower (including failure to turn over to Lender on demand following an Event of Default), of any gross revenues, including (i) Rents and Lease Termination Payments (ii) any Proceeds paid by reason of any Insured Casualty or any Award received in connection with a Condemnation or other sums or payments attributable to the Property not applied in accordance with the provisions of the Loan Documents (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments); (iii) all Rents of the Property received or collected by or on behalf of the Borrower after an Event of Default and not applied to payment of Principal and interest due under the Note, and to the payment of actual and reasonable operating expenses of the Property, as they become due or payable (except to the extent that such application of such funds is prevented by bankruptcy, receivership, or similar judicial proceeding in which Borrower is legally prevented from directing the disbursement of such sums); (iv) any other funds due under the Loan Documents, including, in connection with any of the foregoing, by reason of failure to comply with Section 3.1 hereof or breach of the Clearing Account Agreement; and (v) any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon Lender’s acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure, or otherwise in accordance with the provisions of the Loan Documents; (e) the failure to pay Property Taxes, provided Borrower shall not be liable to the extent funds to pay such amounts are available in the Property Tax Subaccount and Lender failed to pay same in accordance with and subject to the terms and conditions set forth in Section 3.3 hereof; (f) the failure to obtain and maintain the Policies in accordance with this Agreement, provided Borrower shall not be liable to the extent such failure is a result of non- payment of Insurance Premiums, and funds to pay such Insurance Premiums are available in the Insurance Subaccount and Lender failed to pay same in accordance with and subject to the terms and conditions set forth in Section 3.4 hereof; (g) failure to pay charges for labor or materials or other charges that can create Liens on any portion of the Property; (h) the breach of any representation, warranty, covenant or indemnification in any Loan Document concerning Environmental Laws or Hazardous Substances, including Section 4.29 hereof and Section 5.16 hereof, and clauses (viii) through (xi) of Section 5.26 hereof; 77 71215191

(i) any cost or expense incurred by Lender in connection with the enforcement of its rights and remedies hereunder or any other Loan Document; (j) if Guarantor, Borrower or any Affiliate of any of the foregoing, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Lender under or in connection with the Note, the Security Instrument or any other Loan Document, (i) in bad faith interferes with, hinders or delays the exercise of Lender’s remedies, (ii) in bad faith raises a defense to the exercise of Lender’s remedies, (iii) contests the validity or enforceability of the Loan Documents or (iv) in bad faith asserts a claim against Lender, provided that in the case of clause (i), (ii) and (iv) only, Lender shall not be entitled to recover in the event that Borrower obtains a judgment or final non-appealable ruling in a court of competent jurisdiction to the effect that its defense, contest or claim was undertaken in good faith, and was not based on a frivolous or meritless position. (k) if (i) the unit owners, association, board, manager or any other governing body of the Property or any other person elect, vote or otherwise authorize the sale of any Individual Property by a decision not to rebuild, restore, or replace, the termination of the legal status of the condominium or the project, the partition of the condominium or the Property, or the withdrawal of the condominium from the Davis-Stirling Common Interest Development Act or any other applicable Legal Requirements, in each case, to the extent that, the insurance, sales or other proceeds, as applicable, delivered to Lender as the mortgagee of Borrower’s unit are insufficient to repay the Allocated Prepayment Amount for such Property in full, or (ii) the Right of First Refusal is triggered in favor of another Parcel Owner (as defined in the Fulton Shops Declaration) in accordance with Section 6.7 of the Master Declaration and the insurance, sales or other proceeds, as applicable, delivered to Lender as the mortgagee of Borrower’s unit are insufficient to repay the Allocated Prepayment Amount for such Property in full; (l) any modification of any Declaration which (i) materially affects the permitted use or market value of the condominium or any part of the Property (including, without limitation, a material increase in assessments imposed pursuant to the applicable Declaration that has a Material Adverse Effect) or impairs the right of Borrower, as a commercial unit owner, to operate the Property as it is currently operated or as is currently permitted under the Declaration, (ii) which causes the lien of the Security Instrument against the Property to be subordinate to the lien of the applicable condominium association against the Property, (iii) prohibits any commercial unit owners of the condominium from freely transferring their respective units (including the granting of a mortgage thereof), (iv) impairs the rights of Lender to enforce its lien on the Property (whether through power of sale, foreclosure, or deed in lieu thereof) or to otherwise take title to the Property upon such enforcement, or (v) reduces any of the rights of mortgagees under any Declaration; (m) a breach of any of the representations set forth in the “Recycled SPE Certificate” delivered to Lender in connection with the Loan or a breach of the representation set forth in Section 4.15(b) hereof or a breach of the covenants set forth in Section 5.6 hereof if such breach does not result in the substantive consolidation of any Borrower or Sole Member with any other Person in a bankruptcy or similar proceeding; 78 71215191

(n) failure of Borrower to have delivered estoppel certificates dated as of the date of this Agreement, executed by the applicable association, declarant and/or committee for each Declaration; or (o) the potential building code violation at or near the Fulton Shops Property identified in the Fulton Shops Property Zoning Report. Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt in accordance with the Loan Documents, and (B) Lender’s agreement not to pursue personal liability of Borrower as set forth above SHALL BECOME NULL AND VOID and shall be of no further force and effect, and the Debt shall be fully recourse to Borrower in the event that one or more of the following occurs (each, a “Springing Recourse Event”): (i) an Event of Default described in Section 8.1(d) hereof shall have occurred; (ii) a breach of any of the representations set forth in the “Recycled SPE Certificate” delivered to Lender in connection with the Loan or a breach of the representation set forth in Section 4.15(b) hereof or a breach of the covenants set forth in Section 5.6 hereof if such breach results in the substantive consolidation of any Borrower or Sole Member with any other Person in a bankruptcy or similar proceeding; and/or (iii) the occurrence of any condition or event described in either Section 8.1(f) hereof (with respect to Borrower) or Section 8.1(g) hereof (with respect to Borrower) and, with respect to such condition or event described in Section 8.1(g) hereof, either Borrower, Sole Member, Guarantor or any Person owning an interest (directly or indirectly) in Borrower, Sole Member or Guarantor consents to, aids, solicits, supports, or otherwise cooperates or colludes to cause such condition or event or fails to contest such condition or event. 10.2 Brokers and Financial Advisors. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the Loan other than George Smith Partners (“Broker”) whose fees shall be paid by Borrower pursuant to a separate agreement. Borrower shall indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses (including attorneys’ fees, whether incurred in connection with enforcing this indemnity or defending claims of third parties) of any kind in any way relating to or arising from a claim by any Person (including Broker) that such Person acted on behalf of Borrower in connection with the transactions contemplated herein. The provisions of this Section 10.2 shall survive the expiration and termination of this Agreement and the repayment of the Debt. 10.3 Retention of Servicer. Lender reserves the right to retain the Servicer and any special servicer to act as its agent(s) hereunder with such powers as are specifically delegated to the Servicer and any special servicer by Lender, whether pursuant to the terms of this 79 71215191

Agreement, any pooling and servicing agreement or similar agreement entered into as a result of a Secondary Market Transaction or otherwise, together with such other powers as are reasonably incidental thereto. Borrower shall pay any reasonable fees and expenses of the Servicer and any special servicer in connection with a release of the Property, assumption or modification of the Loan, enforcement of the Loan Documents or any other action taken by Servicer and any special servicer hereunder on behalf of Lender (which shall not include ongoing regular servicing fees relating to the day-to-day servicing of the Loan, for which Borrower shall not be charged). 10.4 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any of the Debt is unpaid or such longer period if expressly set forth in this Agreement. All Borrower’s covenants and agreements in this Agreement shall inure to the benefit of the respective legal representatives, successors and assigns of Lender. 10.5 Lender’s Discretion. Whenever pursuant to this Agreement or any other Loan Document, Lender exercises any right given to it to approve or disapprove, or consent or withhold consent, or any arrangement or term is to be satisfactory to Lender or is to be in Lender’s discretion, the decision of Lender to approve or disapprove, to consent or withhold consent, or to decide whether arrangements or terms are satisfactory or not satisfactory, or acceptable or unacceptable or in Lender’s discretion shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive. Additionally, whenever in this Agreement or any other Loan Document, Lender agrees to not unreasonably withhold, condition or delay its consent, such agreement to not unreasonably withhold, condition or delay its consent shall only apply if no Event of Default is continuing, and if an Event of Default is continuing, Lender shall have the right to withhold, condition or delay its consent in its sole and absolute discretion. 10.6 Governing Law. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAW OF THE STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT 80 71215191

PERMITTED BY THE LAW OF SUCH STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND THE DEBT. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM AT 28 LIBERTY STREET, NEW YORK, NEW YORK 10005, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND BORROWER AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER (UNLESS LOCAL LAW REQUIRES ANOTHER METHOD OF SERVICE), IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION OR PROCEEDING FOR THE ENFORCEMENT OR FORECLOSURE OF ANY LIEN ON ANY COLLATERAL FOR THE LOAN IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION(S) THAT LENDER MAY ELECT IN ITS SOLE AND ABSOLUTE DISCRETION, AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. 81 71215191

10.7 Trial by Jury. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER. 10.8 Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party or parties against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under any Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under the Loan Documents, or to declare an Event of Default for failure to effect prompt payment of any such other amount. Lender shall have the right to waive or reduce any time periods that Lender is entitled to under the Loan Documents in its sole and absolute discretion. 10.9 Headings/Schedules. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. The Schedules attached hereto, are hereby incorporated by reference as a part of this Agreement with the same force and effect as if set forth in the body hereof. 10.10 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. 10.11 Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements, understandings and negotiations among or between 82 71215191 such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents. 10.12 Preferences. Upon the occurrence and continuance of an Event of Default, Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the Debt. To the extent Borrower makes a payment to Lender, or Lender receives proceeds of any collateral, which is in whole or in part subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Debt or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. This provision shall survive the expiration or termination of this Agreement and the repayment of the Debt. 10.13 Certain Waivers. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or any other Loan Document specifically and expressly requires the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which no Loan Document specifically and expressly requires the giving of notice by Lender to Borrower. Without limiting any of the other provisions contained herein, Borrower hereby unconditionally and irrevocably waives, to the maximum extent permitted by applicable law, any rights it may have to claim or recover against Lender in any legal action or proceeding any special, exemplary, punitive or consequential damages. 10.14 Remedies of Borrower. If a claim or adjudication is made that Lender or any of its agents, including Servicer, has acted unreasonably or unreasonably delayed acting in any case where by law or under any Loan Document, Lender or any such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages, and Borrower’s sole remedy shall be to commence an action seeking injunctive relief or declaratory judgment. Borrower specifically waives any claim against Lender and its agents, including Servicer, with respect to actions taken by Lender or its agents on Borrower’s behalf. 10.15 Offsets, Counterclaims and Defenses. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer, or otherwise offset any obligations to make payments required under the Loan Documents provided that the foregoing shall not be construed to prohibit Borrower from maintaining an independent action. Any assignee of Lender’s interest in and to the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which Borrower may otherwise have against any assignor of such documents (but without prejudice to any rights Borrower may have under applicable law and the Loan Documents against (x) such assignor and (y) such assignee of Lender with respect to acts, events or omissions first occurring or arising after the date of such assignment), and no such offset, counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents, and any such right to interpose or assert any 83 71215191 such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower (provided that the foregoing shall not be construed to prohibit Borrower from maintaining an independent action against such assignor). 10.16 Publicity. All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public, which refers to the Loan Documents, the Loan, Lender or any member of the Lender Group, a Loan purchaser, the Servicer or the trustee in a Secondary Market Transaction, shall be subject to the prior written approval of Lender. Lender shall have the right to issue any of the foregoing without Borrower’s approval. Notwithstanding the foregoing or any other provision of the Loan Documents, nothing herein shall limit or prohibit Guarantor’s, Borrower’s or any other of its or their Affiliates’, right or duty to make filings with the SEC (including, without limitation, registration statements, proxy statements, reports on Form 10-K, 10-Q and 8-K (or their equivalents)), make filings with any national securities exchange, or make distributions of information and reports to its or their shareholders, limited partners or members, generally, as the case may be, but only disclosing information required to be disclosed because the Guarantor is a public company and Lender shall have no right of consent or approval over any such filing or distribution. 10.17 No Usury. Borrower and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Section 10.17 shall control every other agreement in the Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Lender’s exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower’s and Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid Principal and all other Debt (or, if the Debt has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained in any Loan Document, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. 10.18 Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that each is represented by separate counsel in connection with the negotiation, drafting, execution and delivery of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted them. Borrower acknowledges that, with respect to the 84 71215191

Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan, without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender’s exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates. 10.19 No Joint Venture or Partnership; No Third Party Beneficiaries. (a) Borrower and Lender intend that the relationships created under the Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender. (b) The Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in any Loan Document shall be deemed to confer upon anyone other than the Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. 10.20 Yield Maintenance Premium. Borrower acknowledges that (a) Lender is making the Loan in consideration of the receipt by Lender of all interest and other benefits intended to be conferred by the Loan Documents and (b) if payments of Principal are made to Lender on or prior to the Yield Maintenance Date, for any reason whatsoever, whether voluntary, as a result of Lender’s acceleration of the Loan after an Event of Default, by operation of law or otherwise, Lender will not receive all such interest and other benefits and may, in addition, incur costs. For these reasons, and to induce Lender to make the Loan, Borrower agrees that, except as expressly provided in Section 7, all prepayments made on or before the Yield Maintenance Date, if any, whether voluntary or involuntary, will be accompanied by the Yield Maintenance Premium. Such Yield Maintenance Premium shall be required whether payment is made by Borrower, by a Person on behalf of Borrower, or by the purchaser at any foreclosure sale, and may be included in any bid by Lender at such sale. Borrower further acknowledges that (A) it is a knowledgeable real estate developer and/or investor; (B) it fully understands the effect of the provisions of this Section 10.20, as well as the other provisions of the Loan Documents; (C) the making of the Loan by Lender at the Interest Rate and other terms set forth in the Loan Documents are sufficient consideration for Borrower’s obligation to pay a Yield Maintenance Premium (if required); and (D) Lender would not make the Loan on the terms set forth herein without the inclusion of such provisions. Borrower also acknowledges that the provisions of this Agreement limiting the right of prepayment and providing for the payment of the Yield Maintenance Premium and other charges specified herein were independently negotiated and bargained for, and constitute a specific material part of the consideration given by Borrower to Lender for the making of the Loan except as expressly permitted hereunder. 85 71215191

10.21 Assignment. The Loan, the Note, the Loan Documents and/or Lender’s rights, title, obligations and interests therein may be assigned, pledged, delegated, participated or otherwise transferred by Lender and any of its successors and assigns to any Person without Borrower’s or Guarantor’s consent at any time in its discretion, in whole or in part, whether by operation of law (pursuant to a merger or other successor in interest) or otherwise. Upon such assignment, all references to Lender in this Loan Agreement and in any Loan Document shall be deemed to refer to such assignee or successor in interest and such assignee or successor in interest shall thereafter stand in the place of Lender. Borrower may not assign and/or delegate, as applicable, its rights, title, interests or obligations under this Loan Agreement or under any of the Loan Documents. 10.22 Intentionally Omitted. 10.23 Certain Additional Rights of Lender (VCOC). Notwithstanding anything to the contrary which may be contained in this Agreement, at all times throughout the Term, upon the request of Lender or any of Lender’s successors, assigns or participants in the Loan, the management of Borrower shall consult with Lender or any of Lender’s successors, assigns or participants on significant business issues relating to the operation of the Property and make itself available quarterly either personally or by telephone at mutually agreeable times for such consultation; provided, however, that such consultation need not result in any change in Borrower’s course of action. The aforementioned consultation rights are intended to satisfy the requirement of management rights for purposes of the Department of Labor “plan assets” regulation 29 C.F.R. Section 2510.3 101. The rights described in this Section 10.23 may be exercised by any Person which owns (i) directly or indirectly, substantially all of the interests in Lender, (ii) a participation interest in the Loan or (iii) directly or indirectly, substantially all of the interests in the holder of any such participation interest (it being intended that any such Person described in clauses (i), (ii) and (iii) of this sentence is intended to be a third party beneficiary of the rights granted under this Section 10.23, with the direct right to enforce such rights against Borrower, notwithstanding the provisions of Section 10.19 to the contrary). 10.24 Set-Off. In addition to any rights and remedies of Lender provided by this Loan Agreement and by law, Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender or any Affiliate thereof to or for the credit or the account of Borrower. Lender agrees promptly to notify Borrower after any such set-off and application made by Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. 86 71215191

10.25 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. 10.26 Borrower. The parties hereto acknowledge that the defined term “Borrower” has been defined to collectively include each individual Borrower. It is the intent of the parties hereto in making any determination under this Agreement and each other Loan Documents, including, without limitation, in determining whether (a) a breach of a representation, warranty or a covenant has occurred, (b) there has occurred a Default or Event of Default, or (c) an event has occurred which would create recourse obligations under Section 10.1 of this Agreement, that any such breach, occurrence or event with respect to any individual Borrower shall be deemed to be such a breach, occurrence or event with respect to each of the individual Borrowers and that each of the individual Borrowers need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to each individual Borrower. 10.27 Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets. Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Property and in reliance upon the aggregate of the Property taken together being of greater value as collateral security than the sum of each Individual Property taken separately. To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of such Borrower, such Borrower’s members or partners, as applicable, and others with interests in such Borrower, and of the Property, and shall not assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever. In addition, each Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any Individual Property, any equitable right otherwise available to such Borrower which would require the separate sale of the Property or require Lender to exhaust its remedies against any Individual Property or any combination of the Property before proceeding against any other Individual Property or combination of Property; and further in the event of such foreclosure each Borrower does hereby expressly consent to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Property. 10.28 Confidentiality. So long as the Loan is outstanding, Lender (and each of Lender’s successors, participants and assigns) agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, to its and its Affiliates’ partners, directors, officers, existing and potential financing sources, employees and agents, including accountants, legal counsel, consultants, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or 87 71215191 proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any participant in, or any prospective assignee which is not a Competitor of Borrower, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Lender on a nonconfidential basis from a source other than Borrower. For the purposes of this Section, “Information” means all information received from Borrower or Guarantor, or its Affiliates relating to such Person or its business, other than any such information that is available to Lender on a nonconfidential basis prior to disclosure by such Person; provided that, in the case of information received from such Person after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. [Remainder of Page Intentionally Left Blank; Signature Pages Follow] 88 71215191

IN WITNESS WIIEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written. BORROWER: SRT SF RETAIL \LLq a Delaware limited liability company By: /(- Name: l. et lharnS Title: t oto SRT LA RETAIL, LLC, a Delaware limited liability company By: Name: C,ke Surnt Title: h*hotntd fiOnalaru J J ISIGNATURES CONTINUE ON FOLLOWING PAGE] ISIGNATURE PAGE TO LOAN AGREEMENT] 71215191

LENDER: PFP HOLDING COMPAIIY VI, LLC, a Delaware limited liability company By: Prime Finance Partners VI, Inc., a Maryland its Managing B N W. Brayshaw [STGNATURE PAGE rO LOAN ACnEEunNr] 71215191

Schedule 1 Index of Other Definitions “Acceptable Counterparty” - 2.6.1 “Acceptable SMBC Credit Support Party” – 2.6.1 “Applicable Taxes” - 2.2.3 “Approved Capital Budget” - 6.3.5 “Approved Operating Budget” - 6.3.5 “Assignment of Leases and Rents”- 1.1 (Definition of Loan Documents) “Assumed Interest Rate” – 1.1 (Definition of Yield Maintenance Premium) “Award” - 7.3.2 “Bankruptcy Proceeding” - 4.19 “Borrower’s Recourse Liabilities” - 10.1 “Breakage Costs” – 2.2.4 “Broker” - 10.2 “Cap/Ex Reserve Subaccount” - 3.5 “Cash Management Accounts” - 3.10 “Cash Management Agreement” – 1.1 (Definition of Loan Documents) “Casualty” - 7.2.1 “Casualty/Condemnation Prepayment” - 2.3.2 “Casualty/Condemnation Subaccount” - 3.7 “Cause” - Schedule 6 “Certificates” – 1.1 (Definition of Permitted Investments) “Clearing Account” - 3.1 “Clearing Account Agreement”- 1.1 (Definition of Loan Documents) “Clearing Bank” - 3.1 “Condemnation” - 7.3.1 “Delaware Act” – Schedule 6 “Deposit Account” - 3.1 “Determination Date” - 1.1 (Definition of LIBOR) “Disclosure Document” - 9.1.2 “Early Sale Interest Rate” – 1.1 (Definition of Yield Maintenance Premium) “Easements” - 4.5 “Embargoed Person” – 5.29 “Environmental Laws” - 4.29 “Equipment” - Security Instrument “Eurodollar Business Day” – 1.1 (Definition of LIBOR) “Event of Default” - 8.1 “Exchange Act” - 9.1.2 “Extension Period” – 2.8 “FATF” – 5.29 “First Extended Maturity Date” - 2.8 “Floor” – 1.1 (Definition of LIBOR Rate) “Fund” – 1.1 (Definition of Permitted Investments) “Guaranty”- 1.1 (Definition of Loan Documents) “Hazardous Substances” - 4.29 Schedule 1-1 71215191

“Improvements” - Security Instrument “Indemnified Liabilities” - 5.26 “Indemnified Party” - 5.26 “Insurance Premiums” - 7.1.2 “Insurance Subaccount” - 3.4 “Insured Casualty” - 7.2.2 “Interest Rate Protection Agreement” - 2.6.1 “Issuer” - 9.1.3 “Late Payment Charge” - 2.5.3 “Lender Group” - 9.1.3 “Lender’s Consultant” - 5.16.1 “Liabilities” - 9.1.3 “LIBOR Unavailability Condition” - 2.2.6 “LIBOR Unavailability Notice” - 2.2.6 “Licenses” - 4.9 “Loan” - 2.1 “Moody’s” – 1.1 (Definition of Rating Agency) “Note”- 1.1 (Definition of Loan Documents) “Notice” - 6.1 “O & M Program” - 5.16.3 “OFAC” - 5.29 “Partial Release” – 2.4(b) “Permitted Indebtedness” - 5.9 “Policies” - 7.1.2 “Proceeds” - 7.2.2 “Property Tax Subaccount” - 3.3 “Proposed Material Lease” - 5.17.1 “Provided Information” - 9.1.1 “Qualified Carrier” – 7.1.1 “Real Estate Taxes” 1.1 (Definition of Property Taxes) “Registration Statement” - 9.1.3 “Remedial Work” - 5.16.2 “Rent Roll” - 4.25 “Required Records” - 6.3.6 “Required Repairs” - 3.2.1 “Required Repairs Subaccount” - 3.2.2 “Restoration” - 7.4.1 “Rollover Reserve Subaccount” - 3.6 “S&P” – 1.1 (Definition of Rating Agency) “Second Extended Maturity Date” - 2.8 “Secondary Market Transaction” - 9.1.1 “Securities” - 9.1.1 “Securities Act” - 9.1.2 “Securitization” – 9.1.1 “Security Deposit Subaccount” - 3.8 “Security Instrument”- 1.1 (Definition of Loan Documents) Schedule 1-2 71215191

“Significant Casualty” - 7.2.2 “Single Member Bankruptcy Remote LLC” - Schedule 6 “Special Member” – Schedule 6 “Special Purpose Bankruptcy Remote Entity” - 5.6 “Springing Recourse Event” – 10.1 “SRT LA Retail Assignment of Leases and Rents” – 1.1 (Definition of Loan Documents) “SRT LA Retail Security Instrument” – 1.1 (Definition of Loan Documents) “SRT SF Retail Assignment of Leases and Rents” – 1.1 (Definition of Loan Documents) “SRT SF Retail Security Instrument” – 1.1 (Definition of Loan Documents) “Subaccounts” - 3.1 “Substitute IRPA” - 2.6.6 “Syndication” - 9.1.1 “Underwriter Group” - 9.1.3 “Underwriters” - 9.1.3 “U.S. Dollars” – 1.1 (Definition of LIBOR) Schedule 1-3 71215191

Schedule 2 Required Repairs acc€sg 12 montbs 4.l Americarc Wi*l Disabiliti€E Act $250 Schedule 2-1 7tzts1,9l

Schedule 3 Section 4.15 ft) Borrower did not have a Special Member until shortly prior to the closing of the Loan. by Borrower,s organizational documents did not include the special member provisions required schedule 6 of ihis Agreement until shortly prior to the closing of the Loan. Borrower's organizational documents did not include the special pu{pose' single-member, shortly prior to the bankruptcy remote provisions required by Schedule 6 of this Agreement until closing of the Loan. Property; SRT SF Retail previously owned and operated each of the following: (i) the 8 octavia -Street (v) Fulton (ii) 388 Fulton Property; (iii) 40d Grove Property; (iv) 450 Hayes Property; and Shops Property. SRT LA Retail previously owned and operated the Silver Lake Collection Property. prior to the closing of the Loan, Borrower did not maintain a separate bank account. Borrowet's trust bank accounts were hetd by the Operating Partnership due to the real estate investment structure. to file tax Because the Borrower is a "disregarded entity" for tax purposes and is not required level. All returns under applicable law, Boriower will not file separate tax returns at the federal consolidated at of the Guarantor's (which is the real estate investment trust) federal returns are satisfy the the Operating partnership level as part of a tax return configured and compiled to the Borrower will federal level regulations on real esiate investment trusts. Individual returns for be filed at the state level. prior to the date of this Loan, Borrower was a borrower under a loan from Keybank National Association (,,Keybank') and in connection with the loan, pledged its assets to Keybank. been fully As of the date hereof, Keybank's interest in the Borrower and the Property has without released and Borrower tras not pledged any of its assets to any other entity, including limitation, Keybank. Schedule 3-1 7t2t5tgl

Sche4gle 4 Rent Roll (See Attached) Schedule 4'1 'nzt5t9t

12/20/19 10:45 AM

Rent Roll

All Selected Properties From Date: 12/01/2019 By Property

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
p388fult - 388 Fulton,San Francisco														
Current Leases														
p388fult	R-1	Robin	Retail Inline		1,208.00	12/13/16	12/31/26	121.00	6,428.57	5.32	77,142.84	63.86	23.40	0.00
p388fult	R-2	Johnny Doughnuts	Retail Inline		1,902.00	12/20/16	12/31/26	121.00	10,714.69	5.63	128,576.28	67.60	23.02	0.00
Total Current					**3,110.00**				**17,143.26**	**5.51**	**205,719.12**	**66.15**	**23.17**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	2.00	3,110.00	100.00	17,143.26	205,719.12
Vacant	0.00	0.00	0.00	0.00	0.00
Total	**2.00**	**3,110.00**		**17,143.26**	**205,719.12**

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
p400grov - 400 Grove,San Francisco														
Current Leases														
p400grov	C1	Little Gem Restaurant	Retail Inline		2,000.00	12/17/15	2/1/31	182.00	10,250.00	5.12	123,000.00	61.50	21.41	0.00
Total Current					**2,000.00**				**10,250.00**	**5.12**	**123,000.00**	**61.50**	**21.41**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	1.00	2,000.00	100.00	10,250.00	123,000.00
Vacant	0.00	0.00	0.00	0.00	0.00
Total	**1.00**	**2,000.00**		**10,250.00**	**123,000.00**

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
p450haye - 450 Hayes,San Francisco														
Current Leases														
p450haye	C-1	Urban Remedy	Retail Inline		834.00	2/8/17	2/28/27	121.00	7,645.00	9.17	91,740.00	110.00	37.76	0.00
p450haye	C-2	Delarosa	Retail Inline		2,890.00	12/1/16	11/30/31	180.00	21,241.50	7.35	254,898.00	88.20	27.39	0.00
Total Current					**3,724.00**				**28,886.50**	**7.76**	**346,638.00**	**93.08**	**29.71**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	2.00	3,724.00	100.00	28,886.50	346,638.00
Vacant	0.00	0.00	0.00	0.00	0.00
Total	**2.00**	**3,724.00**		**28,886.50**	**346,638.00**

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
p8octavi - 8 Octavia,San Francisco														
Current Leases														
p8octavi	307	Gallery Wendi Norris	Retail Inline		730.00	5/2/18	5/31/23	61.00	3,759.50	5.15	45,114.00	61.80	15.92	0.00
p8octavi	308	Boba Guys	Retail Inline		980.00	5/27/16	5/31/26	121.00	3,920.00	4.00	47,040.00	48.00	14.86	0.00
p8octavi	102	VACANT			1,930.00			0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current					**3,640.00**				**7,679.50**	**2.11**	**92,154.00**	**25.32**	**7.20**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	2.00	1,710.00	46.98	7,679.50	92,154.00
Vacant	1.00	1,930.00	53.02	0.00	0.00
Total	**3.00**	**3,640.00**		**7,679.50**	**92,154.00**

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
pfultons - Fulton Street,San Francisco														
Current Leases														
pfultons	1720	JPMorgan Chase #142839	Retail Inline		1,894.00	8/20/15	8/19/20	60.00	8,428.30	4.45	101,139.60	53.40	4.64	0.00
pfultons	1770	Great Clips	Retail Inline		589.00	8/1/15	7/31/20	60.00	3,057.29	5.19	36,687.48	62.29	20.94	0.00
pfultons	1780, 1790	Eve Nails & Spa	Retail Inline		1,275.00	4/1/15	3/31/20	60.00	6,577.58	5.16	78,930.96	61.91	20.97	0.00
Total Current					**3,758.00**				**18,063.17**	**4.81**	**216,758.04**	**57.68**	**12.74**	**0.00**

Page 1 of 2

12/20/19 10:45 AM

Rent Roll

All Selected Properties From Date: 12/01/2019 By Property

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	4.00	3,758.00	100.00	18,063.17	216,758.04
Vacant	0.00	0.00	0.00	0.00	0.00
Total	**4.00**	**3,758.00**		**18,063.17**	**216,758.04**

psilveri - Silver Lake,Los Angeles

Current Leases

Property	Unit(s)	Lease	Lease Type	Brand	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
psilveri	1601	Counter Culture Coffee	Retail Inline		1,514.00	9/1/14	12/31/24	124.00	7,629.00	5.04	91,548.00	60.47	21.94	0.00
psilveri	3701	El Condor	Retail Inline		2,434.00	2/5/14	9/4/24	127.00	15,378.12	6.32	184,537.44	75.82	21.93	0.00
psilveri	3705	Clover Juice - Sawyer - Kettle Black	Retail Inline		6,549.00	2/12/15	10/11/25	128.00	35,420.33	5.41	425,043.96	64.90	21.94	0.00
psilveri	SIGN	OUTFRONT media #12274	Roof		0.00	9/1/04	8/31/24	240.00	0.00	0.00	0.00	0.00	0.00	0.00
psilveri	PARK	VACANT			0.00			0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current					**10,497.00**				**58,427.45**	**5.57**	**701,129.40**	**66.79**	**21.94**	**0.25**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	4.00	10,497.00	100.00	58,427.45	701,129.40
Vacant	1.00	0.00	0.00	0.00	0.00
Total	**5.00**	**10,497.00**		**58,427.45**	**701,129.40**

	Area	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area
Grand Total	**26,729.00**	**140,449.88**	**5.25**	**1,685,398.56**	**63.06**	**19.82**	**0.10**

Page 2 of 2

Schedule 5 Organization of Borrower See Attached. Schedule 5-1 7 t2t519r

sBT PRIME I.'OAN FNJTITY ORS CHART December 2019 Page L of 2 ovER 3,000 PUBLIc As is customary for a corPoration, Strategic Realty Trust, lnc. has a Each has under ard of directors and corporate 10% interest officers. (See SEC filings.) SRT Advisor, LLC External advisor Strategic Realty lndividual No Delaware LLC ownership interest, Trust, lnc. lnvestors (See page 2) Maryland corparatign General Partner 1% interest and Limited Partne r 98% +/ - interest (Non-Voting < 2% LP interest Special LP Un (Common LP Units) Strategic Realty Operatlng Partnership, L.P. ' . DeliwaretP, 100% interest SRT Secured Holdings, LLC Delaware LLC 100/o interest SRT Prime LLC 700% too% SRT SF Retail l, LLC Delaware LLC (Owns SF Assets) (Owns Silverlake)

sRT PRIME LQAN ENTITY OB9 C!'l.A,Br December 2019 Page 2 of 2 Sole Owner & Manager Glenborough lnvestors, LLC , Detaware LLC Glenborough Limited Partner 99% interest Service, Inc. Delawgre corpgration' , 6eneral Partner 1% interest 700% Glenborough Realty Group, LLC Delaware LLC t0olo Glenborough, LLC Delaware LLC 700%

Schedule 6 Definition of special Purpose Bankruptcy Remote Entity (D A,,Special purpose Bankruptcy Remote Entity" means (x) a limited liability company which at all tt ut i, a Single Member Bankruptcy Remote LLC or (y) a limited liability company times since its formation and at all times thereafter: (i) was and will be organized solely for the purpose of (A) owning the property or (B) acting as a member of the limited liability company that owns the Property; (ii) has not engaged and will not engage in any business unrelated to (A) the o*nrrrhip of the lroperty, (B) acting as a member of the limited liability company that owns the Property, as applicable; (iii) has not had and will not have any assets other than those related to the property oi itr member interest in the limited liability company that owns the Property, as aPPlicable; (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, division, asset sale (except as expressly permitted by this Agreement), transfer of membership interests or the like, or amendment of its articles of organization, certificate of formation or operating agreement (as applicable); (v) intentionally omitted; (vi) intentionallY omitted; (vii) if such entity is a limited liability company that owns the Property, has and will have at least one member that has been and will be a Special Purpose BankruPtcY Remote; (viii) if such entity is a limited liability company, has and will have articles of organization, a certificate of formation andlor an operating agreement as the applicable, pr6viding that (A) such entity will dissolve only upon the bankruptcy of is managing member, tgl thi vote of a majority-in-interest of the remaining members sufficient to continue the life of the limited liability company in the event of such bankruptcy of the managing member and (C) if the vote of a majority-in-interest of the remaining members to coniinue the tife of the limited liability company following the bankruptcy of the managing member is not obtained, the limited liability company- may not liquiOate the property without the consent of the applicable Rating Agencies for as long as the Loan is outstanding; (ix) has not, and without the unanimous consent of all of its members will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficiai ownership interest (A) file a bankruptcy, insolvency or reorganization Schedule 6-1 7 lzts19t petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or for all or any portion of such entity's properties, (C) make any assignment for the benefit of such entity's creditors or (D) take any action that might cause such entity to become insolvent; (x) has remained and intends to remain solvent and has maintained and intends to maintain adequate capital in light of its contemplated business operations; (xi) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity; (xii) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns; (xiii) has maintained and will maintain its books, records, resolutions and agreements as official records; (xiv) has not commingled and will not commingle its funds or assets with those of any other Person; (xv) has held and will hold its assets in its own name; (xvi) has conducted and will conduct its business in its name, (xvii) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person; (xviii) has paid and will pay its own liabilities, including the salaries of its own employees, out of its own funds and assets; (xix) has observed and will observe all limited liability company formalities, as applicable ; (xx) has maintained and will maintain an arm's-length relationship with its Affiliates; (xxi) (a) if such entity owns the Property, has not and will not have any indebtedness other than Permitted Indebtedness, or (b) if such entity acts as a managing member of a limited liability company which owns the Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Property whichlt; do noi exceed, atany time, $10,000 and (2) are paid within thirty (30) days of the date incurred; Schedule 6-2 7 12t5191

(xxii) has not and will not assume or guarantee or become obligated for the debts of any oiher person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loan; (xxiii) has not and will not acquire obligations or securities of its members; (xxiv) has allocated and will allocate fairly and reasonably shared expenses, including shared office space, and uses separate stationery, invoices and checks; (xxv) except in connection with the Loan, has not pledged and will not pledge its assets for the benefit of any other Person; (xxvi) has held itself out and identified itself and will hold itself out and or identify itself as a separate and distinct entity under its own name and not as a division part ofany other Person; (xxvii) has maintained and will maintain its assets in such a manner that it will not be cosily or difficult to segregate, ascertain or identify its individual assets from those of anY other Person; (xxviii) has not made and will not make loans to any Person; (xxix) has not identified and will not identify its members' or any Affiliate of any of them, as a division or part of it; (xxx) has not entered into or been a party to, and will not enter into or be aparty to, any iransaction with its members or Affiliates except in the ordinary course of its businesr uttd on terms which are intrinsically fair and are no less favorable to it than party; would be obtained in a comparable arm's-length transaction with an unrelated third (xxxi) has and will have no obligation to indemnify its officers, directors, members or Special'Members, as the case may be, or has such an obligation that is fully subordinated fo the Debt and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation; (xxxii) has and will have an express acknowledgment in its organizational documents thai Lender is an intended third-party beneficiary of the "special purpose" provisions of such organizational documents; and (xxxiii) will consider the interests of its creditors in connection with all corporate, partnership or limited liabitity company actions, as applicable. (II) ,,Single Member Bankruptcy Remote LLC" means a limited liability company organized rnid.t the laws of the Stati of Delaware which at all times since its formation and at all times thereafter: Schedule 6-3 7lzt5t9l

(i) was and will be organized solely for the pu{pose of owning the Property; (i) has not engaged and will not engage in any business unrelated to the ownership of the PropertY; (ii) has not had and will not have any assets other than those related to the Property; (iii) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, mergel, division, asset sale (except as expressly permitted by this Agreement), transfer of membership interests or the like, or amendment of its limited liability company agreement or certificate of formation, and Borrower has not been the product of, the sibject of or otherwise involved in, in each case, any limited liability company division (whether pursuant to a plan of division or otherwise); (iv) has not, and without the unanimous consent of all of directors will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy, insolvency or reotganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seek or consent to the ippointment of a receiver, liquidator, assignee, ffustee, sequestrator, custodian or (C) any sim^ilar official for such entity or for all or any portion of such entity's properties, 11uk" any assignment for the benefit of such entity's creditors or (D) take any action that might cause such entity to become insolvent; (v) has remained and intends to remain solvent and has maintained and intends to maintain adequate capital in light of its contemplated business operations; (vi) has not failed and wilt not fail to correct any known misunderstanding regarding the separate identity of such entity; (vii) has maintained and will maintain its books, records, resolutions and agreements as official records; (viii) has not commingled and will not commingle its funds or assets with those of any other Person, except as is required or is otherwise expressly permitted under the Loan Documents; (ix) has held and will hold its assets in its own name; (x) has conducted and will conduct its business in its name, (xi) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person, except to the extent that Borrower is treated as a "disregarded entity" for tax purposes and is not required to file tax retums under applicable law; Schedule 6-4 71215191

(xii) has paid and will pay its own liabilities, including the salaries of its own employees, out of its own funds and assets; (xiii) has observed and will observe all limited liability company formalities; (xiv) has maintained and will maintain an arm's-length relationship with its Affiliates; (xv) has not and will not have any indebtedness other than Permitted Indebtedness; (xvi) has not and wilt not assums or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loan; (xvii) has not and will not acquire obligations or securities of its members; (xviii) has allocated and will allocate fairly and reasonably shared expenses, including-shared office space, and uses separate stationery, invoices and checks; (xix) except in connection with the Loan, has not pledged and will not pledge its assets for the benefit of any other Person; (xx) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part ofany other Person; (xxi) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those ofany other Person; (xxii) has not made and will not make loans to any Person; (xxiii) has not identified and will not identify its members or any Affiliate of any of them, as a division or part of it; (xxiv) has not entered into or been a party to, and will not enter into or be aparty to, any transaction with its members or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; (xxv) has and will have no obligation to indemnify its officers, directors, members or, from and after the funding of the Loan, Special Member, as the case may be, or has such an obligation that is fully subordinated to the Debt and will not constitute a Schedule 6-5 7 t21st9l claim against it if cash flow in excess of the amount required to pay the Debt is insuffrcient to pay such obligation; (xxvi) from and after the funding of the Loan, will have an express acknowledgment in its organizational documents that Lender is an intended third-party beneficiary of the "special purpose" provisions of such organizational documents; (xxvii) will consider the interests of its creditors in connection with all limited liability company actions; (xxviii) has maintained and will maintain its accounts, books and records separate from any other Person; (xxix) from and after the funding of the Loan, has and will have an operating ugr..-.rri which provides that the business and affairs of Borrower shall be .nunug.J by or under the direction of Sole Member or a board of one or more directors designated by Sole Member; (xxx) from and after the funding of the Loan, has and will have an operating agreement which provides that, as long as any porlion of the Debt remains outstanding, 1n; upon the occurrence of any event that causes Sole Member to cease to be a member of Borrower (other than (x) upon an assignment by Sole Member of all of its limited liability company interest in Bonower and the admission of the transferee, if permitted pursuant to the organizational documents of Borrower and the Loan bocuments, or (y) the resignation of Sole Member and the admission of an additional member of Borrower, if permitted pursuant to the organizational documents of Borrower and the Loan Docorrr.ntt;, a Person shall, without any action of any Person and simultaneously with Sole Member ceasing to be a member of Borrower, automatically be admitted as the sole member of Borrower (the "special Member") and shall preserve and continue the existence of Borrower without dissolution or division, (B) no Special Member may resign or transfer its rights as Special Member unless a successor Special Member haj been admitted to Borrower as a Special Member, and (C) to the greatest extent permitted by law, except for duties to Borrower (including duties to the members of Bonower solely to the extJnt of their respective economic interest in Borrower and to Borrower's creditors), such Independent Director shall not owe any fiduciary duties to, and shall not consider, in acting or otherwise voting on any matter for which their approval is required, the interests of (i) the members of Borrower, (ii) other Affiliates of Borro*.r, or (iii) any group of Affiliates of which Borrower is a part); provided, however,the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing anO 1n) except as expressly permitted pursuant to the terms of this Agreement, Sole Member may not resign and no additional member shall be admitted to Borrower; and (xxxi) from and after the funding of the Loan, has and will have an operating agreement which provides that, as long as any portion of the Debt remains outstanding, (A) Bonower shall be dissolved, and its affairs shall be wound up only upon the first to occur of the following: (x) the termination of the legal existence of the last Schedule 6-6 7 l2t519l remaining member of Borrower or the occunence of any other event which terminates the continued membership of the last remaining member of Boruower in Borrower unless the business of Borrower is continued in a manner permitted by its operating agreement or the Delaware Limited Liability Company Act (as the same may be amended, modified or replaced, the "Delaware Act") or (y) the entry of a decree ofjudicial dissolution under Section 18-802 of the Delaware Act; (B) upon the occuffence of any event that causes the last remaining member of Borrower to cease to be a member of Borrower or that causes Sole Member to cease to be a member of Borrower (other than (x) upon an assignment by Sole Member of all of its limited liability company interest in Borrower and the admission of the transferee, if permitted pursuant to the organizational documents of Bogower and the Loan Documents, or (y) the resignation of Sole Member and the admission of an additional member of Borrower, if permitted pursuant to the organizational documents of Borrower and the Loan Documents), to the fullest extent p.i-itt.A by law, the personal representative of such member shall be authorized to, and rhull, wittrin 90 days after the occutrence of the event that terminated the continued membership of such member in Borrower, agree in writing to continue the existence of Borrower and to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that ierminated the continued membership of such member in Borrower; (C) the bankruptcy of Sole Member or a Special Member shall not cause such member or Special Member, iespectively, to cease to be a member of Borrower and upon the occurrence of such an .u.nt, the business of Borrower shall continue without dissolution; (D) in the event of dissolution of Borrower, Borrower shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Borrower in an orderly manner), and the asiets of Borrower shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Delaware Act; (E) to the fullest extent pet-iiteO by law, each of Sole Member and the Special Members shall irrevocably waive any right oi po*.t that they might have to cause Borrower or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of Borrower, to compel any sale of all or any portion of the assets of Borrower pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, division, liquidation, winding up or termination of Borrower and (F) Borrower shall be prohibited from effectuating a division (whether pursuant to Section l8-2I7 of the Delaware Act or otherwise). (IID Intentionally Omitted. (IV) IntentionallyOmitted. (V) Intentionally Omitted. (VD IntentionallyOmitted Schedule 6-7 7 1215191

Schedule 7

Calculation of UNCF

Underwritten Net Cash Flow (UNCF) shall be equal to the Property's operating income minus operating expenses and adjusted as follows:

(i) Operating income will be adjusted (A) to include only fixed rents based on leases in place for tenants who are in occupancy and paying rent; (B) to include percentage rent but only to the extent it is determined by Lender to be stabilized and recurring; (C) to exclude rents from temporary or month to month tenants, provided, however, that such income will be included only to the extent it is determined by Lender to be stabilized and recurring, but only in an amount not to exceed a maximum of 50% of such rent collected in such trailing 12 month period; (D) to exclude rents from tenants expiring in the next 90 days (from the date of determination), unless such tenant has renewed or it is determined by Lender in its discretion that such tenant is likely to renew; (E) to exclude rents from tenants operating under bankruptcy protection; (F) to exclude rents from any tenant which is not in occupancy and operating its business; (G) to exclude rents from any tenant which is an affiliate of Borrower; (H) to exclude rents from any tenant which is more than one month delinquent in payment of rent; (I) to include CAM and other reimbursements not in excess of corresponding expense items; (J) to include other income on a case-by-case basis but only to the extent it is determined by Lender to be both stabilized and recurring and (K) a vacancy and credit loss allowance equal to the greater of: (1) actual in-place vacancy and/or credit loss and (2) 5% of all revenues.

(ii) Operating expenses will be adjusted to reflect (A) the greater of the following, each excluding any non-recurring items and capital expenses: (1) the actual expenses for such trailing 12 month period (except real estate taxes and insurance which will be included at their stabilized, recurring levels) or (2) the budgeted expenses (as set forth in Borrower's Approved Operating Budget) for the next 12 month period; (B) a reserve for rollover expenses equal to at least $2.00 per square foot; (C) a reserve for capital expenses equal to at least $0.20 per square foot of rentable space per annum (or such higher amount as is recommended in a third-party engineering report); (D) a management fee equal to the greater of the management fee or 4% of effective gross income; and (E) other adjustments as determined by Lender in its sole discretion consistent with its due diligence findings and prevailing market conditions.

Schedule 7-1

71215191

Schedule 8 Form of Officer’s Certificate __________, 20__ PFP Holding Company VI, LLC c/o Prime Finance Partners 233 North Michigan, Suite 1915 Chicago, IL 60601 Attention: Steve Gerstung Facsimile No. (312) 276-9649 Ladies and Gentlemen: We refer to the Loan Agreement dated as of December 24, 2019 (as amended or otherwise modified from time to time, the “Loan Agreement”), by and among the undersigned (“Borrower”) and PFP Holding Company VI, LLC (“Lender”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement. In connection with Section [3.2.2] [3.5(b)] [3.6(b)] of the Loan Agreement, Borrower hereby requests a disbursement of funds from the [Required Repairs] [Cap/Ex Reserve] [Rollover Reserve] Subaccount. In connection with this requested disbursement, the undersigned _________________ of Borrower hereby certifies to Lender (A) that such funds will be used to pay or reimburse Borrower for [the Required Repairs] [the Approved Capital Expenses] [Approved Leasing Expenses] described on Exhibit A attached hereto, (B) that all outstanding trade payables (other than those to be paid from the requested disbursement or those constituting Permitted Indebtedness) have been paid in full, (C) that the same has not been the subject of a previous disbursement, (D) that all previous disbursements have been used to pay the previously identified [Required Repairs] [Approved Capital Expenses] [Approved Leasing Expenses], (E) that [the Required Repairs] [the Approved Capital Expenses] [Approved Leasing Expenses] or any portion thereof which are the subject of the requested disbursement have been completed in a good and workmanlike manner and in accordance with all applicable Legal Requirements, (F) that all work performed on the Property has been in compliance with the terms and conditions of the Declaration, (G) attached hereto as Exhibit B is a list identifying each Person that supplied materials or labor in connection with such [Required Repairs] [Approved Capital Expenses] [Approved Leasing Expenses] or any portion thereof and (H) each Person identified on Exhibit B attached hereto has been or, upon receipt of the requested disbursement, will be paid in full with respect to the portion of the [Required Repairs] [Approved Capital Expenses] [Approved Leasing Expenses] which is the subject of the requested disbursement. Sincerely, Schedule 8-1 71215191

Schedule 9 Form of Notice to Tenants [BORROWER’S NAME AND ADDRESS] ___________, 20__ Certified Mail Return Receipt Requested [Name and Address of Tenant] Re: Lease of Space at [Property], [Street Address], [City], [State], [Zip] (the “Building”) Ladies and Gentlemen: The undersigned is the owner of the Building and the landlord under your lease of space in the Building (your “Lease”). By this letter, you are hereby directed (1) to make all checks, in payment of rent and other sums due to the Landlord under your Lease, payable to the order of “___________________ for the benefit of PFP Holding Company VI, LLC, as mortgagee, Account No. [__________]”, and (2) to deliver such checks or otherwise make such payments to the following address: [Name and Address of Clearing Bank] Or by wire to: [Wire Instructions for Clearing Bank] The foregoing direction is irrevocable, except with the written consent of our mortgagee, PFP Holding Company VI, LLC (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than our mortgagee (or its successors or assigns)). Thank you for your cooperation. Pursuant to the Lease, our mortgagee’s address for notices is c/o Prime Finance Partners, 233 North Michigan Avenue, Suite 1915, Chicago, Illinois 60601. Very truly yours, [BORROWER], a ______________ By: ____________________________________ Name: Title: Schedule 9-1 71215191

Schedule 10 Allocated Loan Amounts Schedule 10-1 71215191